                             As filed with the Securities and Exchange Commission on December 20, 2010

File No.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER THE

SECURITIES ACT OF 1933 ☒

           Pre-Effective Amendment No.

             Post-Effective Amendment No.

FINANCIAL INVESTORS VARIABLE INSURANCE

TRUST

(Exact Name of Registrant as Specified in Charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of Principal Executive Offices, Zip Code)

Registrant’s Telephone Number, including Area Code (303) 623-2577

David T. Buhler, Secretary

Financial Investors Variable Insurance Trust

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and Address of Agent for Service)

Copies to:

Peter H. Schwartz, Esquire

Davis Graham & Stubbs LLP

1550 17th Street, Suite 500

Denver, CO 80202

________

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective on January 28, 2011 pursuant to Rule 488.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

Dear Policy Owner:

I am writing to inform you of the upcoming joint special meeting of shareholders (the “Meeting”) of Calvert VP Lifestyle Aggressive Portfolio, Calvert VP Lifestyle Moderate Portfolio and Calvert VP Lifestyle Conservative Portfolio, each a series of Calvert Variable Products, Inc. (the “Fund”), to be held on April 15, 2011, at 9:00 a.m., Eastern Time, in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.

As an owner of a variable annuity or variable life insurance policy issued by an insurance company, you have the right to instruct your insurance company how to vote the shares of each Merging Portfolio (as defined below) it holds under your policy with respect to the proposals described below.

The Fund’s Board of Directors (the “Board”) recommends that each Merging Portfolio be combined with the respective Ibbotson ETF Asset Allocation Portfolio, each a series of Financial Investors Variable Insurance Trust, identified in the chart below, each in a tax-free reorganization (each a “Reorganization”).

Merging Portfolio	Acquiring Portfolio
Calvert VP Lifestyle Conservative Portfolio	Ibbotson Income and Growth ETF Asset Allocation Portfolio
Calvert VP Lifestyle Moderate Portfolio	Ibbotson Balanced ETF Asset Allocation Portfolio
Calvert VP Lifestyle Aggressive Portfolio	Ibbotson Growth ETF Asset Allocation Portfolio

You are being asked to vote on a proposal to exchange your shares of the Merging Portfolio for Class II shares of equal value of the respective Acquiring Portfolio. If the Agreement and Plan of Reorganization applicable to your Merging Portfolio is approved by policy owners, and your policy remains invested in that Merging Portfolio through the closing of the Reorganization, your policy will be invested in Class II shares of the Ibbotson ETF Asset Allocation Portfolio listed next to that Merging Portfolio in the chart above. Details of the Reorganization applicable to your Merging Portfolio, the voting process and the special meeting are set forth in the enclosed Prospectus/Proxy Statement. The Prospectus/Proxy Statement also compares the strategies, expenses and performance of each Merging Portfolio with those of the respective Acquiring Portfolio. We expect that the proposed Reorganizations, if approved, will take effect on or about April 29, 2011.

The Board and I believe the Reorganizations offer you the opportunity to pursue your investment goals in a larger fund with a comparable performance history that may benefit from economies of scale over the long-term. After careful consideration, the Board has unanimously approved the Reorganizations and believes the Reorganizations are in the best interests of Calvert VP Lifestyle Aggressive Portfolio, Calvert VP Lifestyle Moderate Portfolio and Calvert VP Lifestyle Conservative Portfolio and you, as an owner of a policy invested in one or more of these portfolios. The Board recommends that you vote FOR these proposals.

Regardless of whether you plan to attend the Meeting in person, PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR COMPLETE, DATE, SIGN AND RETURN YOUR VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE so that you will be represented at the Meeting. Your Internet or telephone vote or your properly executed voting instruction card must be received by 9:00 a.m., Eastern Time, on April 15, 2011. If you vote by Internet or telephone or return a Voting Instruction Card you may still attend the Meeting in person and you may change your vote by submitting a revised voting instruction card. However, attendance in person at the Meeting by itself will not automatically revoke your vote.

I appreciate the time you will take to review these important matters. If we may be of any assistance, please call us at 800-368-2745. Our hearing-impaired shareholders may call 800-541-1524 for a TDD connection.

Sincerely,

Barbara J. Krumsiek
Chairperson

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES OF THE CALVERT VP LIFESTYLE AGGRESSIVE PORTFOLIO, CALVERT VP LIFESTYLE MODERATE PORTFOLIO AND CALVERT VP LIFESTYLE CONSERVATIVE PORTFOLIO ARE ATTRIBUTABLE TO YOUR POLICY. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, PLEASE VOTE PROMPTLY.

CALVERT VARIABLE PRODUCTS, INC.

4550 Montgomery Avenue, Suite 1000N

Bethesda, Maryland 20814

800-368-2745

ON BEHALF OF THE

CALVERT VP LIFESTYLE CONSERVATIVE PORTFOLIO

CALVERT VP LIFESTYLE MODERATE PORTFOLIO

AND

CALVERT VP LIFESTYLE AGGRESSIVE PORTFOLIO

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

To be held on April 15, 2011

To the Policy Owners:

NOTICE IS HEREBY GIVEN that a Joint Special Meeting of Shareholders of Calvert VP Lifestyle Aggressive Portfolio, Calvert VP Lifestyle Moderate Portfolio and Calvert VP Lifestyle Conservative Portfolio (each a “Calvert Portfolio” or a “Merging Portfolio”), each a series of Calvert Variable Products, Inc., will be held on April 15, 2011 at 9:00 a.m., Eastern Time, in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, as may be adjourned from time to time (the “Meeting”), for the purposes listed below:

For Shareholders of the Calvert VP Lifestyle Conservative Portfolio

1.

To approve a proposed Agreement and Plan of Reorganization (the “Reorganization Plan”), providing for the transfer of all of the assets of the Calvert VP Lifestyle Conservative Portfolio, a series of Calvert Variable Products, Inc., to the Ibbotson Income and Growth ETF Asset Allocation Portfolio, a series of Financial Investors Variable Insurance Trust, in exchange for Class II shares of the Ibbotson Income and Growth ETF Asset Allocation Portfolio and the assumption of all liabilities of Calvert VP Lifestyle Conservative Portfolio by the Ibbotson Income and Growth ETF Asset Allocation Portfolio. The Reorganization Plan also provides for distribution of these shares of the Ibbotson Income and Growth ETF Asset Allocation Portfolio to the holders of Calvert VP Lifestyle Conservative Portfolio shares in liquidation and subsequent termination of the Calvert VP Lifestyle Conservative Portfolio;

For Shareholders of the Calvert VP Lifestyle Moderate Portfolio

2.

To approve a proposed Agreement and Plan of Reorganization (the “Reorganization Plan”), providing for the transfer of all of the assets of the Calvert VP Lifestyle Moderate Portfolio, a series of Calvert Variable Products, Inc., to the Ibbotson Balanced ETF Asset Allocation Portfolio, a series of Financial Investors Variable Insurance Trust, in exchange for Class II shares of the Ibbotson Balanced ETF Asset Allocation Portfolio and the assumption of all liabilities of Calvert VP Lifestyle Moderate Portfolio by the Ibbotson Balanced ETF Asset Allocation Portfolio. The Reorganization Plan also provides for distribution of these Class II shares of the Ibbotson Balanced ETF Asset Allocation Portfolio to the holders of Calvert VP Lifestyle Moderate Portfolio shares in liquidation and subsequent termination of the Calvert VP Lifestyle Moderate Portfolio; and

For Shareholders of the Calvert VP Lifestyle Aggressive Portfolio

3.

To approve a proposed Agreement and Plan of Reorganization (the “Reorganization Plan”), providing for the transfer of all of the assets of the Calvert VP Lifestyle Aggressive Portfolio, a series of Calvert Variable Products, Inc., to the Ibbotson Growth ETF Asset Allocation Portfolio, a series of Financial Investors Variable Insurance Trust, in exchange for Class II shares of the Ibbotson Growth ETF Asset Allocation Portfolio and the assumption of all liabilities of Calvert VP Lifestyle Aggressive Portfolio by the Ibbotson Growth ETF Asset Allocation Portfolio. The Reorganization Plan also provides for distribution of these Class II shares of the Ibbotson Growth ETF Asset Allocation Portfolio to the holders of Calvert VP Lifestyle Aggressive Portfolio shares in liquidation and subsequent termination of the Calvert VP Lifestyle Aggressive Portfolio.

* * *

4.	To consider and act upon any other business that may properly come before the Meeting.

The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this Notice. The Board of Directors has fixed the close of business on January 24, 2011 as the record date for determining shareholders of each Merging Portfolio entitled to notice of and to vote at the Meeting. In the event that the necessary quorum to transact business or the votes required to approve the Reorganization Plans are not obtained at the Meeting, the Meeting may be adjourned on one or more occasions in the discretion of the chairperson to permit such further solicitation of proxies as may be deemed necessary or advisable.

February 11, 2011

By Order of the Board of Directors,

William M. Tartikoff, Esq.
Vice President and Secretary

QUESTIONS & ANSWERS

While we encourage you to read the full text of the enclosed Prospectus/Proxy Statement, here is a brief overview of the proposals affecting the Calvert Portfolios, which will be the subject of a shareholder vote. For purposes of this overview, the term “shareholders” refers to the owners of certain variable annuity contracts and variable life insurance policies issued by insurance company separate accounts.

Q:	What is happening?

A:	Calvert Asset Management Company, Inc. (“CAMCO”), the investment adviser of the Calvert Portfolios, has recommended, and the Board of Directors of Calvert Variable Products, Inc. (the “Fund”) has approved, proposals to reorganize the Calvert Portfolios. Each of the proposals affecting the Calvert Portfolios is a separate transaction, and the approval by Calvert Portfolio shareholders of all of the Reorganizations is not required for one or more Reorganizations to proceed.

Q:	What am I being asked to vote on?

A:	You are being asked to vote on a proposal to merge each Calvert Portfolio in which you hold shares into the corresponding portfolio of Financial Investors Variable Insurance Trust (“FIVIT”) (each, an “Ibbotson Portfolio” and, collectively, the “Ibbotson Portfolios”), as described in this Prospectus/Proxy Statement. Upon completion of each Reorganization, the applicable Calvert Portfolio will distribute Class II shares of the corresponding Ibbotson Portfolio pro rata to shareholders, who will then become shareholders of the corresponding Ibbotson Portfolio.

Q:	Why have the proposals been made for the Calvert Portfolios?

A:	The proposed Reorganizations will allow shareholders of each of the Calvert Portfolios to own a portfolio that is similar in style and that will have a greater amount of combined assets after the Reorganizations. The Ibbotson Portfolios, which are series of FIVIT, have similar investment objectives as those of the corresponding Calvert Portfolios. They both primarily invest in exchange-traded funds (“ETFs”), and have comparable performance. Total annual series operating expenses, after contractual expense waivers and reimbursements, on a pro-forma basis for each combined Ibbotson Portfolio are expected to be comparable to the corresponding Calvert Portfolio’s total annual series operating expenses, after contractual expense waivers or reimbursements. The current contractual expense waivers or reimbursements for both the Calvert Portfolios and the Ibbotson Portfolios apply through April 30, 2011. Pursuant to a Memorandum of Understanding entered into solely between CAMCO and the investment adviser to FIVIT, ALPS Advisors, Inc. (“AAI”), AAI has agreed, as a pre-condition to the consummation of each Reorganization, to enter into an expense limitation agreement with FIVIT, pursuant to which the net expense ratio of each Ibbotson Portfolio will be no higher than 0.78% for a period ending April 30, 2013 (not including acquired fund fees and expenses and other exclusions described in the Ibbotson Portfolios’ prospectus). Any anticipated change in the expense waivers and reimbursements applicable to the Ibbotson Portfolios is in no way related to the proposed Reorganizations. The Reorganizations could also create better efficiencies for the portfolio management team and perhaps reduce expenses for the Ibbotson Portfolios as assets grow, which will benefit current shareholders of the Calvert Portfolios.

Q:	Will the investment objective or investment policies change as a result of the Reorganizations?

A:	The investment objective and principal investment policies of each Calvert Portfolio are similar to those of the corresponding Ibbotson Portfolio.

Q:	Will I have to pay U.S. federal income tax as a result of the Reorganizations?

A:	No. The Reorganizations are intended to qualify as tax-free reorganizations for U.S. federal income tax purposes. Shareholders are not expected to recognize any gain or loss for U.S. federal income tax purposes as a result of the Reorganizations.

Q:	Will the Reorganizations result in higher advisory fees?

A:	No. The management fees for each Calvert Portfolio are 0.55% (not including administrative fees of 0.10% paid by each Calvert Portfolio to Calvert Administrative Services Company, an affiliate of CAMCO), while the management fees for each Ibbotson Portfolio are 0.45%.

Q:	Will the Reorganizations change total annual fund operating expenses?

A:	Yes. However, total annual series operating expenses on a pro-forma basis after consummation of the Reorganization for each Ibbotson Portfolio are expected to be lower than the corresponding Calvert Portfolio’s current total annual series operating expenses.

Q:	Will the Reorganizations change net annual fund operating expenses?

A:	Total annual series operating expenses, after contractual expense waivers or reimbursements, on a pro-forma basis for the combined Ibbotson Portfolios are expected to be comparable to the Calvert Portfolios’ total annual series operating expenses, after contractual expense waivers or reimbursements. Pursuant to a Memorandum of Understanding entered into solely between CAMCO and AAI, AAI has agreed, as a pre-condition to the consummation of each Reorganization, to enter into an expense limitation agreement with FIVIT, pursuant to which the net expense ratio of each Ibbotson Portfolio will be no higher than 0.78% for a period ending April 30, 2013 (not including acquired fund fees and expenses and other exclusions described in the Ibbotson Portfolios’ prospectus). The current contractual expense waivers or reimbursements for both the Calvert Portfolios and the Ibbotson Portfolios apply through April 30, 2011. Any anticipated increase in the expense waivers and reimbursements applicable to the Ibbotson Portfolios commencing on May 1, 2011 is in no way related to the proposed Reorganizations.

Q:	How will the Reorganizations affect me?

A:	Shareholders of each Calvert Portfolio will vote separately on each Reorganization. Assuming the shareholders of a Calvert Portfolio approve the related Reorganization, the assets and liabilities of that Calvert Portfolio will be transferred to the corresponding Ibbotson Portfolio, and you will receive Class II shares of the corresponding Ibbotson Portfolio, and that Calvert Portfolio will liquidate pursuant to the applicable Agreement and Plan of Reorganization. The aggregate value of the Class II shares of each Ibbotson Portfolio you receive in the Reorganization will equal the aggregate value of the shares of the corresponding Calvert Portfolio you own immediately prior to the Reorganization. The Reorganizations will not affect your variable insurance contract rights. The value of your variable contract will remain the same immediately following the Reorganizations.

Q:	Who will pay the expenses of the Reorganizations?

A:	The Calvert Portfolios and their respective shareholders will pay no proxy solicitation, legal, accounting or direct expenses associated with their participation in the Reorganizations, other than the cost of any errors and omissions tail insurance that the Fund’s Board of Directors may elect to purchase. AAI, the investment adviser for the Ibbotson Portfolios, and CAMCO will share the proxy solicitation, legal, accounting and other direct costs associated with the Reorganizations.

Q:	Will I be charged a sales charge or contingent deferred sales charge (“CDSC”) or other transactional fee at the time of the Reorganizations?

A:	No. The Calvert Portfolios and the Ibbotson Portfolios are not subject to any sales charges or CDSC, and no other transactional fees will be charged at the time of each Reorganization.

Q:	When would the Reorganizations take place?

A:	If approved, the Reorganizations would occur on or about April 29, 2011.

Q:	How does the Board of Directors of the Fund recommend that I vote?

A:	The Board of Directors of the Fund recommends that you vote “FOR” the proposals.

Q:	What happens if all of the Reorganizations are not approved?

A:	If the shareholders do not approve one or more of the Reorganizations, those Reorganizations will not take effect and the Board of Directors of the Fund will consider other courses of action in the best interests of the affected Calvert Portfolios and their shareholders. If the Reorganizations are not completed, the Calvert Portfolios will pay no proxy solicitation, legal, accounting or other direct expenses associated with their participation in the Reorganizations.

Q:	How can I vote?

A:	You can vote by mail using the enclosed voting instruction form, by Internet or telephone using the form as a guide, or in person at the Meeting.

Q:	If I send in my voting instruction form as requested, can I change my vote later?

A:	You may revoke your voting instruction at any time before it is voted at the Meeting either (i) by sending a written revocation to the Secretary of the Fund as explained in the Prospectus/Proxy Statement; (ii) by properly executing a later-dated form that is received by the Fund at or prior to the Meeting; or (iii) by attending the Meeting and voting in person. Even if you plan to attend the Meeting, we ask that you return the enclosed voting instruction form. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

Q:	What percentage of votes is required to approve the Reorganizations?

A:	Approval of each Reorganization will require the affirmative vote of (i) 67% or more of the shares of the related Calvert Portfolio entitled to vote and present at the Meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of that Calvert Portfolio entitled to vote. If the shareholders do not approve a Reorganization, that Reorganization will not take effect and the Board of Directors of the Fund will consider other courses of action in the best interests of the Calvert Portfolio and its shareholders.

Q:	Whom should I call for additional information about this Prospectus/Proxy Statement?

A:	Please call Calvert Client Services at (800) 386-2745 with any questions.

COMBINED PROSPECTUS/PROXY STATEMENT

January 28, 2011

PROXY STATEMENT FOR:

Calvert VP Lifestyle Conservative Portfolio

Calvert VP Lifestyle Moderate Portfolio

Calvert VP Lifestyle Aggressive Portfolio

(each a “Calvert Portfolio” and, collectively, the “Calvert Portfolios”)

4550 Montgomery Avenue, Suite 1000N

Bethesda, MD 20814

(800) 368-2745

PROSPECTUS FOR:

Ibbotson Income and Growth ETF Asset Allocation Portfolio

Ibbotson Balanced ETF Asset Allocation Portfolio

Ibbotson Growth ETF Asset Allocation Portfolio

(each an “Ibbotson Portfolio” and, collectively, the “Ibbotson Portfolios”)

1290 Broadway, Suite 1100

Denver, CO 80203

(866) 432-2926

This combined Prospectus and Proxy Statement (“Prospectus/Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Directors of Calvert Variable Products, Inc., a Maryland corporation (the “Fund”), of which the Calvert Portfolios are each a series for a Meeting of shareholders of the Fund (the “Meeting”). The Meeting will be held at the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, on April 15, 2011 at 9:00 a.m., Eastern Time. As more fully described in this Prospectus/Proxy Statement, the purpose of the Meeting is to vote on separate Agreements and Plans of Reorganization (each, a “Plan” and collectively, the “Plans”) relating to the reorganization of each Calvert Portfolio into the corresponding Ibbotson Portfolio, each a series of Financial Investors Variable Insurance Trust (“FIVIT”), a Delaware statutory trust (each, a “Reorganization” and collectively, the “Reorganizations”).

Because shareholders of each Calvert Portfolio are being asked to approve a Plan that will result in a transaction in which a Calvert Portfolio shareholder will ultimately hold shares of an Ibbotson Portfolio, this Proxy Statement also serves as a Prospectus for the Ibbotson Portfolios. The Calvert Portfolios each only offer one class of shares. The Ibbotson Portfolios each offer two classes of shares: Class I and Class II. If the Reorganizations are approved by the shareholders of the Calvert Portfolios, holders of the Calvert Portfolios will receive Class II shares of the corresponding Ibbotson Portfolios.

This Prospectus/Proxy Statement, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know before voting on the Plans. To obtain directions to attend the Meeting, please call Calvert Client Services at (800) 368-2745. You may obtain free copies of the Calvert Portfolios’ annual reports, semi-annual reports, prospectus, statement of additional information (“SAI”), the statement of additional information for this Prospectus/Proxy Statement (the “Reorganization SAI”), or other information by calling (800) 368-2745. You may obtain free copies of the Ibbotson Portfolios’ annual reports, semi-annual reports, prospectus, SAI, the Reorganization SAI, or other information by calling (866) 432-2926.

You can copy and review information about the Calvert Portfolios and the Ibbotson Portfolios (including the SAI) at the Securities and Exchange Commission’s (“SEC”) Public Reference Room, Office of Consumer Affairs and Information Services, in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090 or 1-800-SEC-0330. Reports and other information about the Portfolios are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Office of Consumer Affairs and Information Services, Washington, D.C. 20549-0102.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

As an owner (“Owner”) of a variable annuity or variable life insurance policy (a “Policy” and, collectively, the “Policies”) issued by an insurance company (“Insurance Company” and, collectively, the “Insurance Companies”), you have the right at the Meeting to instruct your Insurance Company how to vote the shares of each Calvert Portfolio attributable to your Policy with respect to the applicable Reorganization, as described more fully below and in the accompanying Notice of Joint Special Meeting of Shareholders. Although the Insurance Companies are the legal owners of the shares of each Calvert Portfolio and you are not directly a shareholder of any Calvert Portfolio, you have this right because some or all of your Policy value is invested in shares of one or more of such Portfolios, as provided by your Policy.

For simplicity, in this Prospectus/Proxy Statement:

•	“Record Holder” of the stock of a Calvert Portfolio refers to each Insurance Company which holds that Portfolio’s shares of record unless indicated otherwise in this Prospectus/Proxy Statement;

•	“shares” refers generally to your shares of beneficial interest in the applicable Portfolio, held indirectly by you through an Insurance Company; and

•	“shareholder” or “Policy Owner” refers to you.

The persons named as proxies in each proxy card will vote the shares of the applicable Calvert Portfolio proportionately in accordance with the instructions received from those Policy Owners who respond with their voting instructions as to that Portfolio.

It is proposed that each Calvert Portfolio transfer all of its assets to the corresponding Ibbotson Portfolio, in exchange for that Ibbotson Portfolio’s Class II shares and the assumption by that Ibbotson Portfolio of all liabilities of the corresponding Calvert Portfolio, all as more fully described in this Prospectus/Proxy Statement. The Calvert Portfolios and the Ibbotson Portfolios are referred to collectively as the “Portfolios,” and each is referred to herein individually as a “Portfolio.” If the Reorganizations are approved by shareholders it is anticipated that shareholders of the Calvert Portfolios will receive Class II shares in the corresponding Ibbotson Portfolios on or about April 30, 2011, or such other time and date as the parties may agree.

When each Reorganization occurs, each shareholder of the applicable Calvert Portfolio will receive the number of full and fractional Class II shares of the corresponding Ibbotson Portfolio, equal in value as of the Valuation Date (as defined in each Plan) to the total value of Calvert Portfolio shares held by that shareholder immediately prior to the Reorganization.

This Prospectus/Proxy Statement and the accompanying voting instruction form are first being mailed to shareholders on or about February 14, 2011. This Prospectus/Proxy Statement sets forth concisely the information about each Reorganization and the Ibbotson Portfolios that shareholders should know before voting on the proposed Reorganizations. Please read it carefully and keep it for future reference.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)        the prospectus for the Ibbotson Portfolios (File No. 811-21987), dated April 30, 2010, as supplemented from time to time, a copy of which is included with this Prospectus/Proxy Statement;

(ii)        the prospectus of the Calvert Portfolios (File No. 811-04000), dated April 30, 2010, as supplemented from time to time;

(iii)        the statement of additional information of the Ibbotson Portfolios (File No. 811-21987), dated April 30, 2010, and of the Calvert Portfolios (File No. 811-04000), dated April 30, 2010, each as supplemented or revised from time to time;

(iv)        the statement of additional information for this Prospectus/Proxy Statement relating to the proposed Reorganizations, dated January 28, 2011 (the “Reorganization SAI”); and

(v)        the financial statements, financial highlights and related report of the independent registered public accounting firm for the Calvert Portfolios and the Ibbotson Portfolios included in the applicable Annual Report to Shareholders for the fiscal year ended December 31, 2009, and the applicable semi-annual report to shareholders for the period ended June 30, 2010.

The Calvert Portfolios and the Ibbotson Portfolios are open-end management investment companies. ALPS Advisors, Inc. (“AAI”) is the investment adviser of the Ibbotson Portfolios and is responsible for the overall administration of the Ibbotson Portfolios’ business affairs. Calvert Asset Management Company, Inc. (“CAMCO”) is the investment adviser of the Calvert Portfolios. Ibbotson Associates, Inc. (“Ibbotson”) currently serves as the Ibbotson Portfolios’ investment sub-adviser, and Summit Investment Advisors, Inc. (“Summit”) currently serves as the investment sub-adviser for the Calvert Portfolios, in each case pursuant to an investment sub-advisory agreement. This Prospectus/Proxy Statement includes a comparison of the Calvert Portfolios and the Ibbotson Portfolios.

This document is designed to give you the information you need to vote on the proposals. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you do not understand, please contact Calvert Client Services at (800) 368-2745.

PROSPECTUS/PROXY STATEMENT

SYNOPSIS

This section constitutes a summary of information appearing elsewhere in this Prospectus/Proxy Statement, and is qualified in its entirety by reference to the remainder of this Prospectus/Proxy Statement and the Reorganization SAI, both of which you should read carefully because they contain additional information and further details regarding the proposed Reorganizations.

The Reorganizations

The Board of Directors of the Fund, of which the Calvert Portfolios each are a series, is recommending that shareholders approve the transactions contemplated by each Plan (as described below and a form of which is attached as Appendix 1). If each Reorganization is approved by shareholders, each Calvert Portfolio will transfer all of its assets to the corresponding Ibbotson Portfolio in exchange for Class II shares of the Ibbotson Portfolio (“Reorganization Shares”) with an aggregate value equal to the aggregate value of the corresponding Calvert Portfolio’s assets net of liabilities, and for the assumption by the Ibbotson Portfolio of all liabilities of the Calvert Portfolio. Each shareholder of the Calvert Portfolios will receive, respectively, the number of full and fractional Class II shares of the corresponding Ibbotson Portfolio, equal in value as of the Valuation Date (as defined in the Plan) to the total value of the Calvert Portfolio shares held by that shareholder immediately prior to the Reorganization. As soon as possible after the transfer, the Calvert Portfolios will distribute to its shareholders, on a pro rata basis, the appropriate number of Reorganization Shares.

If the shareholders do not approve a Reorganization, that Reorganization will not take effect and the Board of Directors of the Fund will consider other courses of action in the best interests of that Calvert Portfolio and its shareholders, including re-proposing the Reorganization. Whether or not the Reorganizations are completed, the Calvert Portfolios will pay no proxy solicitation, legal, accounting or other direct expenses associated with their participation in the Reorganizations, other than the cost of any errors and omissions tail insurance that the Fund’s Board of Directors may elect to purchase. As a condition of the Reorganizations, the Portfolios will receive an opinion of counsel that the Reorganizations will qualify as reorganizations within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); and that no gain or loss will be recognized by the Calvert Portfolios or their shareholders, or the Ibbotson Portfolios or their shareholders, with respect to the Reorganizations.

Your shares of a Calvert Portfolio will, in effect, be exchanged on a U.S. federal income tax-free basis for Class II shares of the corresponding Ibbotson Portfolio, equal in value as of the Valuation Date (as defined in the Plan) to the total value of the Calvert Portfolio shares you held immediately prior to the Reorganization, as follows:

Calvert Portfolios	Ibbotson Portfolios
Calvert VP Lifestyle Conservative Portfolio	Ibbotson Income and Growth ETF Asset Allocation Portfolio
Calvert VP Lifestyle Moderate Portfolio	Ibbotson Balanced ETF Asset Allocation Portfolio
Calvert VP Lifestyle Aggressive Portfolio	Ibbotson Growth ETF Asset Allocation Portfolio

Board Recommendation

For the reasons set forth below under “Reasons for Reorganizations,” the Board of Directors of the Fund has concluded that: (1) the Reorganizations are in the best interests of the Calvert Portfolios, and (2) the interests of the existing shareholders of the Calvert Portfolios will not be diluted as a result of the Reorganizations. Accordingly, the Board of Directors of the Fund, including all of the Directors who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Directors”), unanimously recommends approval of the Plans to effect the Reorganizations.

Comparisons of Fees and Expenses

Proposal 1

Reorganization of Calvert VP Lifestyle Conservative Portfolio

into Ibbotson Income and Growth ETF Asset Allocation Portfolio

The following tables summarize the fees and expenses you may pay as an investor in the Ibbotson Portfolio, the expenses that the Calvert Portfolio incurred for the fiscal year ended December 31, 2009 and the pro forma estimated expense ratios of the Ibbotson Portfolio based on the estimated combined expenses of the Ibbotson Portfolio and the Calvert Portfolio for the twelve months ended June 30, 2010. The fee tables do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher.

Shareholder Fees for each Portfolio

(fees paid directly from your investments)

	Calvert VP Lifestyle Conservative Portfolio	Ibbotson Income and Growth ETF Asset Allocation Portfolio	Ibbotson Income and Growth ETF Asset Allocation Portfolio (Pro forma combined)
		Class II	Class II
Shareholder Fees	N/A	N/A	N/A

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Calvert VP Lifestyle Conservative Portfolio	Ibbotson Income and Growth ETF Asset Allocation Portfolio	Ibbotson Income and Growth ETF Asset Allocation Portfolio (Pro forma combined)
		Class II	Class II
Management Fee(1)	0.65%	0.45%	0.45%
Distribution/Service (12b-1) Fees	N/A	0.25%	0.25%
Other Expenses	0.57%	0.36%	0.19%
Acquired Fund Fees and Expenses (2)	0.23%	0.18%	0.18%
Total Annual Fund Operating Expenses	1.45%	1.24%	1.07%
Expense Waivers or Reimbursements	(0.47)%(3)	(0.33)%(4)	(0.16)%(4)
Total Net Annual Fund Operating Expenses	0.98%(3)	0.91%(4)	0.91%(4)

(1)	The Management Fee for the Calvert Portfolio includes the advisory fee paid to CAMCO and the administrative fee paid by the Calvert Portfolio to Calvert Administrative Services Company, an affiliate of CAMCO.

(2)	The operating expenses in this fee table will not correlate to the expense ratio in the Ibbotson Portfolio’s financial statements (or financial highlights) incorporated by reference into this Prospectus/Proxy Statement because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the ETFs.

(3)	CAMCO has agreed to contractually limit direct net annual fund operating expenses to 0.75% through April 30, 2011, and to 0.76% for the period from May 1, 2011 through April 30, 2012. Only the Board of Directors of CVP may terminate the Calvert Portfolio’s expense cap before the contractual period expires.

(4)

AAI and Ibbotson have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Net Annual Fund Operating Expenses do not exceed a maximum of 0.73% of Class II shares average daily net assets through April 30, 2011. AAI and Ibbotson can terminate this agreement at any point during the period, and you will be notified if these waivers and/or reimbursements are discontinued after that date resulting in a material change in the Portfolio’s Net Annual Fund Operating Expenses. Pursuant to a Memorandum of Understanding entered into solely between CAMCO and AAI, AAI has agreed, as a pre-condition to the consummation of each Reorganization, to enter into an expense limitation agreement with FIVIT pursuant to which the net expense ratio of each Ibbotson Portfolio will be reduced to no more than 0.78% for a period ending April 30, 2013 (not including acquired fund fees and expenses and other exclusions described in the Ibbotson Portfolios’ prospectus).

The tables are provided to help you understand the expenses of investing in each Portfolio and your share of the operating expenses that each Portfolio incurs and that AAI expects the combined Portfolios to incur in the first year following the Reorganization.

Examples

These examples are intended to help you compare the costs of investing in the Portfolios. The examples assume that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that a Portfolio’s operating expenses remain the same. The examples do not include expenses incurred from investing through a separate account or qualified plan or charges associated with a variable annuity or life insurance contract. If the examples included these expenses or charges, the figures shown would be higher. They do not reflect the expense limitations or waivers described above under “Annual Fund Operating Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Calvert VP Lifestyle Conservative Portfolio	$148	$459	$792	$1,733
Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II	$126	$393	$681	$1,498
Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II (Pro forma combined)	$109	$340	$590	$1,304

Proposal 2

Reorganization of Calvert VP Lifestyle Moderate Portfolio

into Ibbotson Balanced ETF Asset Allocation Portfolio

The following tables summarize the fees and expenses you may pay as an investor in the Ibbotson Portfolio, the expenses that the Calvert Portfolio incurred for the fiscal year ended December 31, 2009 and the pro forma estimated expense ratios of the Ibbotson Portfolio based on the estimated combined expenses of the Ibbotson Portfolio and the Calvert Portfolio for the twelve months ended June 30, 2010. The fee tables do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher.

Shareholder Fees for each Portfolio

(fees paid directly from your investments)

	Calvert VP Lifestyle Moderate Portfolio	Ibbotson Balanced ETF Asset Allocation Portfolio	Ibbotson Balanced ETF Asset Allocation Portfolio (Pro forma combined)
		Class II	Class II
Shareholder Fees	N/A	N/A	N/A

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Calvert VP Lifestyle Moderate Portfolio	Ibbotson Balanced ETF Asset Allocation Portfolio	Ibbotson Balanced ETF Asset Allocation Portfolio (Pro forma combined)
		Class II	Class II
Management Fee(1)	0.65%	0.45%	0.45%
Distribution/Service (12b-1) Fees	N/A	0.25%	0.25%
Other Expenses	0.20%	0.22%	0.11%
Acquired Fund Fees and Expenses(2)	0.22%	0.18%	0.18%
Total Annual Fund Operating Expenses	1.07%	1.10%	0.99%
Expense Waivers or Reimbursements	(0.10)%(3)	(0.19)%(4)	(0.08)%(4)
Total Net Annual Fund Operating Expenses	0.97%(3)	0.91%(4)	0.91%(4)

(1)	The Management Fee for the Calvert Portfolio includes the advisory fee paid to CAMCO and the administrative fee paid by the Calvert Portfolio to Calvert Administrative Services Company, an affiliate of CAMCO.

(2)	The operating expenses in this fee table will not correlate to the expense ratio in the Ibbotson Portfolio’s financial statements (or financial highlights) incorporated by reference into this Prospectus/Proxy Statement because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the ETFs.

(3)	CAMCO has agreed to contractually limit direct net annual fund operating expenses to 0.75% through April 30, 2011, and to 0.76% for the period from May 1, 2011 through April 30, 2012. Only the Board of Directors of CVP may terminate the Calvert Portfolio’s expense cap before the contractual period expires.

(4)	AAI and Ibbotson have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Net Annual Fund Operating Expenses do not exceed a maximum of 0.73% of Class II shares average daily net assets through April 30, 2011. AAI and Ibbotson can terminate this agreement at any point during the period, and you will be notified if these waivers and/or reimbursements are discontinued after that date resulting in a material change in the Portfolio’s Net Annual Fund Operating Expenses. Pursuant to a Memorandum of Understanding entered into solely between CAMCO and AAI, AAI has agreed, as a pre-condition to the consummation of each Reorganization, to enter into an expense limitation agreement with FIVIT pursuant to which the net expense ratio of each Ibbotson Portfolio will be reduced to no more than 0.78% for a period of ending April 30, 2013 (not including acquired fund fees and expenses and other exclusions described in the Ibbotson Portfolios’ prospectus).

The tables are provided to help you understand the expenses of investing in each Portfolio and your share of the operating expenses that each Portfolio incurs and that AAI expects the combined Portfolios to incur in the first year following the Reorganization.

Examples

These examples are intended to help you compare the costs of investing in the Portfolios. These examples assume that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that a Portfolios’ operating expenses remain the same. The examples do not include expenses incurred from investing through a separate account or qualified plan or charges associated with a variable annuity or life insurance contract. If the examples included these expenses or charges, the figures shown would be higher. They do not reflect the expense limitations or waivers described above under “Annual Fund Operating Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years		5 Years		10 Years
Calvert VP Lifestyle Moderate Portfolio	$109	$	340	$	590	$	1,304
Ibbotson Balanced ETF Asset Allocation Portfolio – Class II	$112	$	350	$	606	$	1,339
Ibbotson Balanced ETF Asset Allocation Portfolio – Class II (Pro forma combined)	$101	$	315	$	547	$	1,212

Proposal 3

Reorganization of Calvert VP Lifestyle Aggressive Portfolio

into Ibbotson Growth ETF Asset Allocation Portfolio

The following tables summarize the fees and expenses you may pay as an investor in the Ibbotson Portfolio, the expenses that the Calvert Portfolio incurred for the fiscal year ended December 31, 2009 and the pro forma estimated expense ratios of the Ibbotson Portfolio based on the estimated combined expenses of the Ibbotson Portfolio and the Calvert Portfolio for the twelve months ended June 30, 2010. The fee tables do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher.

Shareholder Fees for each class of each Portfolio

(fees paid directly from your investments)

	Calvert VP Lifestyle Aggressive Portfolio	Ibbotson Growth ETF Asset Allocation Portfolio	Ibbotson Growth ETF Asset Allocation Portfolio (Pro forma combined)
		Class II	Class II
Shareholder Fees	N/A	N/A	N/A

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Calvert VP Lifestyle Aggressive Portfolio	Ibbotson Growth ETF Asset Allocation Portfolio	Ibbotson Growth ETF Asset Allocation Portfolio (Pro forma combined)
		Class II	Class II
Management Fee(1)	0.65%	0.45%	0.45%
Distribution/Service (12b-1) Fees	N/A	0.25%	0.25%
Other Expenses	0.60%	0.21%	0.13%
Acquired Fund Fees and Expenses(2)	0.21%	0.19%	0.19%
Total Annual Fund Operating Expenses	1.46%	1.10%	1.02%
Expense Waivers or Reimbursements	(0.50)%(3)	(0.18)%(4)	(0.10)%(4)
Total Net Annual Fund Operating Expenses	0.96%(3)	0.92%(4)	0.92%(4)

(1)	The Management Fee for the Calvert Portfolio includes the advisory fee paid to CAMCO and the administrative fee paid by the Calvert Portfolio to Calvert Administrative Services Company, an affiliate of CAMCO.

(2)	The operating expenses in this fee table will not correlate to the expense ratio in the Ibbotson Portfolio’s financial statements (or financial highlights) incorporated by reference into this Prospectus/Proxy Statement because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the ETFs.

(3)	CAMCO has agreed to contractually limit direct net annual fund operating expenses to 0.75% through April 30, 2011, and to 0.76% for the period from May 1, 2011 through April 30, 2012. Only the Board of Directors of CVP may terminate the Calvert Portfolio’s expense cap before the contractual period expires.

(4)	AAI and Ibbotson have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Net Annual Fund Operating Expenses do not exceed a maximum of 0.73% of Class II shares average daily net assets through April 30, 2011. AAI and Ibbotson can terminate this agreement at any point during the period, and you will be notified if these waivers and/or reimbursements are discontinued after that date resulting in a material change in the Portfolio’s Net Annual Fund Operating Expenses. Pursuant to a Memorandum of Understanding entered into solely between CAMCO and AAI, AAI has agreed, as a pre-condition to the consummation of each Reorganization, to enter into an expense limitation agreement with FIVIT pursuant to which the net expense ratio of each Ibbotson Portfolio will be reduced to no more than 0.78% for a period ending April 30, 2013 (not including acquired fund fees and expenses and other exclusions described in the Ibbotson Portfolios’ prospectus).

The tables are provided to help you understand the expenses of investing in each Portfolio and your share of the operating expenses that each Portfolio incurs and that AAI expects the combined Portfolios to incur in the first year following the Reorganization.

Examples

These examples are intended to help you compare the costs of investing in the Portfolios. These examples assume that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that a Portfolio’s operating expenses remain the same. The examples do not include expenses incurred from investing through a separate account or qualified plan or charges associated with a variable annuity or life insurance contract. If the examples included these expenses or charges, the figures shown would be higher. They do not reflect the expense limitations or waivers described above under “Annual Fund Operating Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Calvert VP Lifestyle Aggressive Portfolio	$	149	$	462	$	797	$	1,744
Ibbotson Growth ETF Asset Allocation Portfolio – Class II	$	112	$	350	$	606	$	1,339
Ibbotson Growth ETF Asset Allocation Portfolio – Class II (Pro forma combined)	$	104	$	325	$	563	$	1,247

Comparisons of Investment Objectives and Principal Investment Strategies

This section will help you compare the investment objectives and principal investment strategies of the Calvert Portfolios and the Ibbotson Portfolios. The information below is only a summary, presented in order of each Proposal. More complete information can be found in the Prospectus for the applicable Portfolio.

Proposal 1

Reorganization of Calvert VP Lifestyle Conservative Portfolio

into Ibbotson Income and Growth ETF Asset Allocation Portfolio

The investment objectives of each Portfolio are similar. The investment objective of each Portfolio is as follows:

CALVERT VP LIFESTYLE CONSERVATIVE PORTFOLIO	IBBOTSON INCOME AND GROWTH ETF ASSET ALLOCATION PORTFOLIO
Investment Objective	Investment Objective
The Portfolio seeks primarily to provide capital growth and secondarily investment income by investing primarily in a portfolio of various exchange-traded funds (“ETFs”) representing different market exposures.	Seeks to provide investors with current income and capital appreciation.

The material differences between the principal investment strategies of the Calvert Portfolio and the Ibbotson Portfolio are as follows: the Ibbotson Portfolio has a policy to generally invest at least 80% of its net assets in securities issued by ETFs, while the Calvert Portfolio does not have such a policy. The Ibbotson Portfolio is non-diversified, while the Calvert Portfolio is diversified. A non-diversified portfolio may invest more of its assets in a smaller number of investments, which would cause gains and losses on a single investment to have a greater impact on the Portfolio. The chart below provides additional information about the principal investment strategies of the Portfolios. The Board of Trustees for FIVIT may change the investment objective or principal investment strategies of the Ibbotson Portfolio without a shareholder vote.

Please be aware that this is only a brief discussion. A comparison of the principal risks associated with each Portfolio is included in the section below entitled “Principal Investment Risks.” More complete information may be found in the Prospectus and SAI for each Portfolio.

CALVERT VP LIFESTYLE CONSERVATIVE PORTFOLIO		IBBOTSON INCOME AND GROWTH ETF ASSET ALLOCATION PORTFOLIO
Principal Investment Strategies		Principal Investment Strategies
Although the Portfolio’s principal investment strategies do not expressly include an 80% investment strategy, the Portfolio’s objective does indicate that the Portfolio will invest primarily in various ETFs.

The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of ETFs. For the purposes of this 80% investment policy, net assets are measured at the time of purchase.

The Portfolio is a “fund of funds” that pursues its investment objective through asset allocation and fund selection. Under normal market conditions, substantially all of the value of the Portfolio’s total assets will be invested in ETFs and U.S. Treasury Bills. An ETF is a type of investment company whose investment objective typically is to match the returns of a particular market index. ETFs are traded on a securities exchange at prices quoted by the exchange throughout its trading day.		The Portfolio is a “fund-of-funds” and seeks to achieve its investment objective by investing primarily in a portfolio of ETFs. Each ETF, in turn, in an attempt to approximate the investment performance of its benchmark, invests in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other instruments.

Allocation. The Portfolio expects to invest in seven to ten ETFs with at least one ETF utilized for the planned exposure to each market sector. The ETFs in which the Portfolio invests currently include, but are not limited to, those whose investment objectives are to match the following market sectors and indices:

Allocation. The Portfolio typically expects to allocate its investments in ETFs such that 60% of such allocation is invested in ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income ETFs”) and approximately 40% of such allocation is invested in ETFs that invest primarily in equity securities of large, medium and small sized companies, and may include other investments such as commodities and commodity futures (“Non-Fixed Income ETFs”).
Market Sector	Index
DOMESTIC STOCKS
Large Capitalization	S&P 500 Index
Mid Capitalization	S&P MidCap 400 Index
Small Capitalization	Russell 2000 Index
Real Estate	MSCI REIT Index

INTERNATIONAL STOCKS
Developed Market	MSCI EAFE Index
Emerging Market	MSCI Select Emerging Markets Free Index

FIXED INCOME SECURITIES
Investment Grade	Barclays Capital U.S. Aggregate Bond Index
Inflation Protected Securities	Barclays Capital U.S. TIPS Index
High Yield	iBoxx $ Liquid High Yield Index

The percentage allocation to each of these sectors will depend on Summit’s evaluation of market conditions for domestic and foreign equity and fixed income marketplaces. Summit may also allocate a portion of the assets to common stocks, futures contracts, grantor trusts, REITS (real estate investment trusts) and closed-end funds.

Under normal market conditions, Summit expects to allocate investments in the following target ranges:

			Under normal market conditions, the Portfolio may from time to time invest approximately 50-70% of such allocation in Fixed-Income ETFs and 30-50% of such allocation in Non-Fixed Income ETFs.
Asset Class	Minimum	Maximum
Domestic Stocks	19%	48%
International Stocks	1%	12%
Total Stocks	20%	60%
Total Fixed Income Securities, including Cash
	40%	80%
Summit intends to dynamically manage the allocation by reviewing, on an on-going basis, the makeup of the Portfolio and current market conditions. The sector weightings in each asset class will change based on Summit’s analysis and consideration of many factors, including but not limited to current economic conditions, market conditions for each sector, expected future returns of each sector, and volatility and risk in the marketplace. The portfolio management team draws on each member’s background and experience when setting or changing the sector allocation of the Portfolio. Over the long-term for a complete market cycle, the Portfolio’s equity exposure will average approximately 40% of the Portfolio’s assets. During the same period, the Portfolio will invest a substantial percentage in ETFs that track fixed-income markets.
Temporary Defensive Positions. The Portfolio may invest in temporary defensive positions, but this is not a principal investment strategy.			Other Investments and Temporary Defensive Positions. Normally, the Portfolio invests substantially all of its assets in ETFs to meet its investment objective. However, the Portfolio may invest a portion of its assets in cash, cash equivalents, money market funds, or other investments. The ETFs may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, cash equivalents or may hold cash. When securities markets or economic conditions are unfavorable or unsettled, the Portfolio or ETF may adopt temporary defensive positions by investing up to 100% of its net assets in securities that are highly liquid, such as high-quality money market instruments, short-term U.S. Government obligations, commercial paper or repurchase agreements, even though these positions are inconsistent with the Portfolio’s or ETFs principal investment strategies. As a result, the Portfolio or ETF may not realize its investment objective if it is required to make temporary defensive investments.
Diversification. The Portfolio is diversified.			Diversification. The Portfolio is non-diversified.

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples above, affect a Portfolio’s performance. During the most recent fiscal year, the Ibbotson Portfolio’s turnover rate was 28% of the average value of the Portfolio, while the Calvert Portfolio’s turnover rate was 88%.

Proposal 2

Reorganization of Calvert VP Lifestyle Moderate Portfolio

into Ibbotson Balanced ETF Asset Allocation Portfolio

The investment objectives of each Portfolio are similar. The investment objective of each Portfolio is as follows:

CALVERT VP LIFESTYLE MODERATE PORTFOLIO	IBBOTSON BALANCED ETF ASSET ALLOCATION PORTFOLIO
Investment Objective	Investment Objective
The Portfolio seeks primarily to provide capital growth and secondarily investment income by investing primarily in a portfolio of various ETFs representing different market exposures.	Seeks to provide investors with capital appreciation and some current income.

The material differences between the principal investment strategies of the Calvert Portfolio and the Ibbotson Portfolio are as follows: the Ibbotson Portfolio has a policy to generally invest at least 80% of its net assets in securities issued by ETFs, while the Calvert Portfolio does not have such a policy. The Ibbotson Portfolio is non-diversified, while the Calvert Portfolio is diversified. A non-diversified portfolio may invest more of its assets in a smaller number of investments, which would cause gains and losses on a single investment to have a greater impact on the Portfolio. The chart below provides additional information about the principal investment strategies of the Portfolios. The Board of Trustees for FIVIT may change the investment objective or principal investment strategies of the Ibbotson Portfolio without a shareholder vote.

Please be aware that this is only a brief discussion. A comparison of the principal risks associated with each Portfolio is included in the section below entitled “Principal Investment Risks.” More complete information may be found in the Prospectus and statement of additional information for each Portfolio.

CALVERT VP LIFESTYLE MODERATE PORTFOLIO	IBBOTSON BALANCED ETF ASSET ALLOCATION PORTFOLIO
Principal Investment Strategies	Principal Investment Strategies
Although the Portfolio’s principal investment strategies do not expressly include an 80% investment strategy, the Portfolio’s objective does indicate that the Portfolio will invest primarily in various ETFs.	The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of ETFs. For the purposes of this 80% investment policy, net assets are measured at the time of purchase.

The Portfolio is a “fund of funds” that pursues its investment objective through asset allocation and fund selection. Under normal market conditions, substantially all of the value of the Portfolio’s total assets will be invested in ETFs and U.S. Treasury Bills. An ETF is a type of investment company whose investment objective typically is to match the returns of a particular market index. ETFs are traded on a securities exchange at prices quoted by the exchange throughout its trading day.			The Portfolio is a “fund-of-funds” and seeks to achieve its investment objective by investing primarily in a portfolio of ETFs. Each ETF, in turn, in an attempt to approximate the investment performance of its benchmark, invests in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other instruments.

Allocation. The Portfolio expects to invest in seven to ten ETFs with at least one ETF utilized for the planned exposure to each market sector. The ETFs in which the Portfolio invests currently include, but are not limited to, those whose investment objectives are to match the following market sectors and indices:

Allocation. The Portfolio typically expects to allocate its investments in ETFs such that 40% of such allocation is invested in ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income ETFs”) and approximately 60% of such allocation is invested in ETFs that invest primarily in equity securities of large, medium and small sized companies, and may include other investments such as commodities and commodity futures (“Non-Fixed Income ETFs”).
Market Sector	Index
DOMESTIC STOCKS
Large Capitalization	S&P 500 Index
Mid Capitalization	S&P MidCap 400
Index
Small Capitalization	Russell 2000 Index
Real Estate	MSCI REIT Index

INTERNATIONAL STOCKS
Developed Market	MSCI EAFE Index
Emerging Market	MSCI Select Emerging Markets Free Index

FIXED INCOME SECURITIES
Investment Grade	Barclays Capital U.S. Aggregate Bond Index
Inflation Protected Securities	Barclays Capital U.S. TIPS Index
High Yield	iBoxx $ Liquid High Yield Index

The percentage allocation to each of these sectors will depend on Summit’s evaluation of market conditions for domestic and foreign equity and fixed income marketplaces. Summit may also allocate a portion of the assets to common stocks, futures contracts, grantor trusts, REITS (real estate investment trusts) or other types of investment companies, such as open-end mutual funds, unit investment trusts and closed-end funds (collectively with ETFs, the “Acquired Funds”). Under normal market conditions, Summit expects to allocate investments in the following target ranges:

Under normal market conditions, the Portfolio typically may, from time to time, invest approximately 30-50% of such allocation in Fixed-Income Underlying ETFs and 50-70% of such allocation in Non-Fixed Income Underlying ETFs.
Asset Class	Minimum	Maximum
Domestic Stocks	38%	64%
International Stocks	2%	16%
Total Stocks	40%	80%

Total Fixed Income Securities, including Cash
20%	60%

Summit intends to dynamically manage the allocation by reviewing, on an on-going basis, the makeup of the Portfolio and current market conditions. The sector weightings in each asset class will change based on Summit’s analysis and consideration of many factors, including but not limited to current economic conditions, market conditions for each sector, expected future returns of each sector, and volatility and risk in the marketplace. The portfolio management team draws on each member’s background and experience when setting or changing the sector allocation of the Portfolio. Over the long-term for a complete market cycle, it is expected that on average approximately 60% of the Portfolio’s assets will be invested in ETFs that track domestic and international equity markets. At the same time, the Portfolio will invest a substantial percentage in ETFs that track fixed-income markets. Therefore, the value of your investment will fluctuate in response to both equity and fixed-income market movements.
Temporary Defensive Positions. The Portfolio may invest in temporary defensive positions, but this is not a principal investment strategy.		Other Investments and Temporary Defensive Positions. Normally, the Portfolio invests substantially all of its assets in ETFs to meet its investment objective. However, the Portfolio may invest a portion of its assets in cash, cash equivalents, money market funds, or other investments. The ETFs may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, cash equivalents or may hold cash. When securities markets or economic conditions are unfavorable or unsettled, the Portfolio or ETF may adopt temporary defensive positions by investing up to 100% of its net assets in securities that are highly liquid, such as high-quality money market instruments, short-term U.S. Government obligations, commercial paper or repurchase agreements, even though these positions are inconsistent with the Portfolio’s or ETFs principal investment strategies. As a result, the Portfolio or ETF may not realize its investment objective if it is required to make temporary defensive investments.
Diversification. The Portfolio is diversified.		Diversification. The Portfolio is non-diversified.

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples above, affect a Portfolio’s performance. During the most recent fiscal year, the Ibbotson Portfolio’s turnover rate was 26% of the average value of the Portfolio, while the Calvert Portfolio’s turnover rate was 80%.

Proposal 3

Reorganization of Calvert VP Lifestyle Aggressive Portfolio

into Ibbotson Growth ETF Asset Allocation Portfolio

The investment objectives of each Portfolio are similar. The investment objective of each Portfolio is as follows:

CALVERT VP LIFESTYLE AGGRESSIVE PORTFOLIO	IBBOTSON GROWTH ETF ASSET ALLOCATION PORTFOLIO
Investment Objective	Investment Objective
The Portfolio seeks primarily to provide capital growth and secondarily investment income by investing primarily in a portfolio of various ETFs representing different market exposures.	Seeks to provide investors with capital appreciation.

The material differences between the principal investment strategies of the Calvert Portfolio and the Ibbotson Portfolio are as follows: the Ibbotson Portfolio has a policy to generally invest at least 80% of its net assets in securities issued by ETFs, while the Calvert Portfolio does not have such a policy. The Ibbotson Portfolio is non-diversified, while the Calvert Portfolio is diversified. A non-diversified portfolio may invest more of its assets in a smaller number of investments, which would cause gains and losses on a single investment to have a greater impact on the Portfolio. The chart below provides additional information about the principal investment strategies of the Portfolios. The Board of Trustees for FIVIT may change the investment objective or principal investment strategies of the Ibbotson Portfolio without a shareholder vote.

Please be aware that this is only a brief discussion. A comparison of the principal risks associated with each Portfolio is included in the section below entitled “Principal Investment Risks.” More complete information may be found in the Prospectus and statement of additional information for each Portfolio.

CALVERT VP LIFESTYLE AGGRESSIVE PORTFOLIO	IBBOTSON GROWTH ETF ASSET ALLOCATION PORTFOLIO
Principal Investment Strategies	Principal Investment Strategies
Although the Portfolio’s principal investment strategies do not expressly include an 80% investment strategy, the Portfolio’s objective does indicate that the Portfolio will invest primarily in various ETFs.

The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of ETFs. For the purposes of this 80% investment policy, net assets are measured at the time of purchase.

The Portfolio is a “fund of funds” that pursues its investment objective through asset allocation and fund selection. Under normal market conditions, substantially all of the value of the Portfolio’s total assets will be invested in ETFs and U.S. Treasury Bills. An ETF is a type of investment company whose investment objective typically is to match the returns of a particular market index. ETFs are traded on a securities exchange at prices quoted by the exchange throughout its trading day.	The Portfolio is a “fund-of-funds” and seeks to achieve its investment objective by investing primarily in a portfolio of ETFs. Each ETF, in turn, in an attempt to approximate the investment performance of its benchmark, invests in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other instruments.

Allocation. The Portfolio expects to invest in seven to ten ETFs with at least one ETF utilized for the planned exposure to each market sector. The ETFs in which the Portfolio invests currently include, but are not limited to, those whose investment objectives are to match the following market sectors and indices:

Allocation. The Portfolio typically expects to allocate its investments in ETFs such that 20% of such allocation is invested in ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income ETFs”) and approximately 80% of such allocation is invested in ETFs that invest primarily in equity securities of large, medium and small sized companies, and may include other investments such as commodities and commodity futures (“Non-Fixed Income ETFs”).

Market Sector		Index

DOMESTIC STOCKS
Large Capitalization		S&P 500 Index
Mid Capitalization		S&P MidCap 400 Index
Small Capitalization		Russell 2000 Index
Real Estate		MSCI REIT Index

INTERNATIONAL STOCKS
Developed Market		MSCI EAFE Index
Emerging Market		MSCI Select Emerging Markets Free Index

FIXED INCOME SECURITIES
Investment Grade		Barclays Capital U.S. Aggressive Bond Index
Inflation Protected Securities		Barclays Capital U.S. TIPS Index
High Yield		iBoxx $ Liquid High Yield Index
The percentage allocation to each of these sectors will depend on Summit’s evaluation of market conditions for domestic and foreign equity and fixed income marketplaces. Summit may also allocate a portion of the assets to common stocks, futures contracts, grantor trusts, REITS (real estate investment trusts) or other types of investment companies, such as open-end mutual funds, unit investment trusts and closed-end funds. Under normal market conditions, Summit expects to allocate investments in the following target ranges:			Under normal market conditions, the Portfolio may, from time to time, invest approximately 10-30% of such allocation in Fixed-Income ETFs and 70-90% of such allocation in Non-Fixed Income ETFs.

Asset Class	Minimum	Maximum

Domestic Stocks	57%	80%
International Stocks	3%	20%
Total Stocks	60%	100%
Total Fixed Income Securities, including Cash
	0%	40%
	0%	40%

Summit intends to dynamically manage the allocation by reviewing, on an on-going basis, the makeup of the Portfolio and current market conditions. The sector weightings in each asset class will change based on Summit’s analysis and consideration of many factors, including but not limited to current economic conditions, market conditions for each sector, expected future returns of each sector, and volatility and risk in the marketplace. The portfolio management team draws on each member’s background and experience when setting or changing the sector allocation of the Portfolio.

Over the long-term for a complete market cycle, the Portfolio’s equity exposure will average approximately 80% of the Portfolio’s assets. During the same period, the Portfolio will invest a moderate percentage in ETFs that track fixed income markets.

Temporary Defensive Positions. The Portfolio may invest in temporary defensive positions, but this is not a principal investment strategy.	Other Investments and Temporary Defensive Positions. Normally, the Portfolio invests substantially all of its assets in ETFs to meet its investment objective. However, the Portfolio may invest a portion of its assets in cash, cash equivalents, money market funds, or other investments. The ETFs may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, cash equivalents or may hold cash. When securities markets or economic conditions are unfavorable or unsettled, the Portfolio or ETF may adopt temporary defensive positions by investing up to 100% of its net assets in securities that are highly liquid, such as high-quality money market instruments, short-term U.S. Government obligations, commercial paper or repurchase agreements, even though these positions are inconsistent with the Portfolio’s or ETFs principal investment strategies. As a result, the Portfolio or ETF may not realize its investment objective if it is required to make temporary defensive investments.
Diversification. The Portfolio is diversified.	Diversification. The Portfolio is non-diversified.

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples above, affect a Portfolio’s performance. During the most recent fiscal year, the Ibbotson Portfolio’s turnover rate was 27% of the average value of the Portfolio, while the Calvert Portfolio’s turnover rate was 54%.

Purchasing, Redeeming and Exchanging Shares of the Portfolios

The material differences in the purchase, redemption and exchange procedures between the Calvert Portfolio and the Ibbotson Portfolios are as follows: While the Calvert Portfolios are only available for purchase by the Variable Accounts of Insurance Companies to fund the benefits of Policies they issue, the Ibbotson Portfolios are available both through the Variable Accounts of insurance companies and through qualified plans. If the Board of Trustees for FIVIT determines that conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property. The Calvert Portfolios have the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the NAV of a Calvert Portfolio, whichever is less, by making redemptions in-kind. The information below will help you compare the procedures for purchasing, redeeming and exchanging shares of the Calvert Portfolios with the Ibbotson Portfolios. Please be aware that this is only a brief discussion. More complete information may be found in the Prospectus for each Portfolio.

The Reorganizations will not affect your right to purchase and redeem shares, to change among an Insurance Company’s investment options in a Policy, to annuitize or to receive distributions as permitted by your Policy. Neither the Calvert Portfolios nor the Ibbotson Portfolios have minimum initial or subsequent investment amounts, however, initial and subsequent payments allocated to a Portfolio are subject to the limits in the applicable Policies issued by the insurance companies or qualified plans. After the Reorganizations, you will be able under your Policy to purchase additional shares, as applicable, of an Ibbotson Portfolio in the same manner as you did for your shares of the applicable Calvert Portfolio before the Reorganizations.

	CALVERT PORTFOLIOS PROCEDURES	IBBOTSON PORTFOLIOS PROCEDURES
	Purchases	Purchases
General Information

The shares of each Portfolio are offered, without sales charge, only for purchase by Insurance Companies for allocation to their separate accounts (collectively, the “Variable Accounts”) to fund the benefits under the Policies issued by the Insurance Companies. Shares are purchased by the Variable Accounts at the net asset value (“NAV”) of the Portfolio next determined after the applicable Insurance Company receives the premium payment. The shares of each Portfolio are continuously offered at a price equal to the NAV per share. Initial and subsequent payments allocated to a Portfolio are subject to the limits in the applicable Policies issued by the Insurance Companies.

Shares are not offered to the general public. Each Portfolio may sell its shares only to Variable Accounts of various insurance companies and to various qualified plans. Shares are available, without sales charge, through investment in various qualified plans, or purchase of certain variable annuity contracts or life insurance policies issued by insurance companies. Each Portfolio continuously offers shares to insurance companies and qualified plans at the NAV per share next determined after FIVIT or its designated agent receives and accepts a proper purchase or redemption request. Initial and subsequent payments allocated to a Portfolio are subject to the limits imposed by the applicable qualified plan or variable annuity contract or life insurance policy.

	CALVERT PORTFOLIOS PROCEDURES	IBBOTSON PORTFOLIOS PROCEDURES
	Redemptions	Redemptions
General Information	The Insurance Companies redeem shares of each Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the applicable Fund is open for business (each day the New York Stock Exchange (“NYSE”) is open), and are effected at the Portfolio’s NAV next computed after the applicable Insurance Company receives a surrender request in acceptable form. There are some federal holidays, however, i.e., Columbus Day and Veterans Day, when the NYSE is open and the Fund is open but redemptions cannot be wired because banks are closed.

Redemptions, like purchases, may be effected only through the Variable Accounts of participating insurance companies or through qualified plans. The redemption price will be the NAV per share next determined after FIVIT or its designated agent receives and accepts such instructions in proper form. Each Portfolio may suspend the right of redemption or postpone the date of payment during any period when trading on the NYSE is restricted, or the NYSE is closed for other than weekends and national holidays; when an emergency makes it not reasonably practicable for a Portfolio to dispose of its assets or calculate its NAV; or as permitted by the SEC.

The disclosure documents for the variable contracts or qualified plans describe the allocation, transfer and withdrawal provisions of such contract or qualified plan. These contracts and qualified plans may assess fees and expenses that are not described in the Portfolios’ prospectus. You should review the disclosure documents for a complete description of such fees and expenses, if any.

	CALVERT PORTFOLIOS PROCEDURES	IBBOTSON PORTFOLIOS PROCEDURES
	Exchanges	Exchanges
General Information

Exchange requests will not be accepted on any day when Calvert is open but the applicable Funds’ custodian bank is closed (i.e., Columbus Day and Veterans Day); these exchanges will be processed the next day the Fund’s custodian bank is open. The Funds reserve the right to terminate or modify the exchange privilege with 60 days’ written notice.

The Policy prospectus indicates whether an insurance company charges any fees for moving a shareholder’s assets from one investment option to another. No fees for exchanges are charged by the Portfolios.

Shareholders may exchange shares of one Portfolio for shares of any other Portfolio of FIVIT which are available for sale in their state.

The disclosure documents for variable insurance contracts or qualified plans indicate whether an insurance company or plan charges any fees for moving your assets from one investment option to another.

Other Information

As a result of the Reorganizations, the assets and liabilities of the Calvert Portfolios will be transferred to the corresponding Ibbotson Portfolios and the Calvert Portfolios will terminate. The aggregate value of the Class II shares of the Ibbotson Portfolios you receive in the Reorganization will equal the aggregate value of the shares of the Calvert Portfolios you own immediately prior to the Reorganization.

The Portfolios will pay no proxy solicitation, legal, accounting or other direct expenses associated with their participation in the Reorganizations, other than the cost of any errors and omissions tail insurance that the Fund’s Board of Directors may elect to purchase. Subsequent to the Closing Date of each Reorganization, certain securities acquired by each Ibbotson Portfolio may be sold, and other securities purchased, in order to comply with the investment practices of the Ibbotson Portfolio. For any such purchases or sales, the transaction costs will be borne by the applicable Ibbotson Portfolio. Such costs are ultimately borne by the shareholders.

Approval of each Reorganization will require the affirmative vote of (i) 67% or more of the shares of the related Calvert Portfolio entitled to vote and present at the Meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of that Calvert Portfolio entitled to vote. For more information, please see “Information about Voting and the Meeting - Voting,” below.

The Board of Directors of the Fund believes that the proposed Reorganizations are in the best interests of the Calvert Portfolios. Accordingly, the Board, including all of the Independent Directors, unanimously recommends that shareholders vote “FOR” approval of the proposed Reorganizations.

For U.S. federal income tax purposes, no gain or loss is expected to be recognized by the Calvert Portfolios or their shareholders as a result of the Reorganizations. For more information, please see “Information about the Proposed Reorganizations – Tax Status of the Reorganizations” and “Information about the Proposed Reorganizations — Certain U.S. Federal Income Tax Consequences,” below.

The Reorganizations will not result in a change in dividend policy. Both the Calvert Portfolio and the Ibbotson Portfolios declare and distribute dividends from their net investment income and capital gains annually.

Principal Investment Risks

The Calvert Portfolio and the Ibbotson Portfolio associated with each Reorganization generally share comparable principal risks because both Portfolios invest primarily in a combination of fixed-income and non-fixed income ETFs in similar proportions. The prospectus and SAI for the Calvert Portfolios and the prospectus and SAI for the Ibbotson Portfolios describe these risks in different ways, but the principal risks of the Calvert Portfolio and the Ibbotson Portfolio associated with each Reorganization do not materially differ except as noted in the following chart.

Principal Risk	How the Ibbotson Portfolios and Calvert Portfolios Differ
Non-Diversification Risk.

Each Ibbotson Portfolio is non-diversified under the 1940 Act, and the Underlying ETFs in which an Ibbotson portfolio invests may also be non-diversified. This means that the Portfolio and Underlying ETFs have the ability to take larger positions in a smaller number of issuers than a Portfolio or an Underlying ETF that is classified as “diversified” and the value of the Portfolio’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

Each Calvert Portfolio is a diversified Portfolio.

ETF Selection and Performance Risk.

The ETFs selected by the subadvisor for the Ibbotson Portfolio and the Calvert Portfolio associated with each Reorganization differ because each Portfolio is seeking to approximate the investment performance of a different benchmark. The different ETFs selected by each subadvisor may cause material differences in the performance of the Portfolios.

Conflict of Interest Risk.

Each Ibbotson Portfolio is subject to certain potential conflicts of interest arising out of the activities of its service providers. For example, the FIVIT’s distributor, ALPS Distributors, Inc., and its Transfer Agent, ALPS Fund Services, Inc., currently provide distribution and/or transfer agent services to several ETFs which could be purchased by an Ibbotson Portfolio (“ALPS Clients’ ETFs”). While Ibbotson does not currently anticipate purchasing any of the ALPS Clients’ ETFs as part of the allocations for any Ibbotson Portfolio, it is possible that the ALPS Clients’ ETFs could be used in an Ibbotson Portfolio at some time in the future. If this situation arises, the AAI will waive a portion of the advisory fee equal to the portion of the fees attributable to the assets of the Portfolio invested in ALPS Clients’ ETFs. Similarly, Ibbotson is a wholly owned subsidiary of Morningstar, Inc. Morningstar is engaged in the business of providing ratings and analysis on financial products, such as the Ibbotson Portfolios. A potential conflict exists since Morningstar could be providing ratings and analysis on financial products that are sub-advised by Ibbotson. Ibbotson and Morningstar have adopted procedures that address this situation.

The Calvert Portfolios do not have any comparable conflicts of interest.

The following chart provides additional information on the principal risks of each Portfolio by seeking to group comparable risks that are disclosed in the Prospectus for the Calvert Portfolios and the Prospectus for the Ibbotson Portfolios other than those principal risks discussed above. More complete information may be found in the Prospectus and statement of additional information for each Portfolio.

CALVERT VP LIFESTYLE PORTFOLIOS	IBBOTSON ETF ASSET ALLOCATION PORTFOLIOS
Asset Allocation Risk. The sub-advisor’s selection of underlying securities and the allocation of Portfolio assets to those securities may cause the Portfolio to underperform. In the case of the Calvert VP Lifestyle Aggressive Portfolio and the Calvert VP Lifestyle Moderate Portfolio, each Portfolio’s greater allocation to equity securities makes it more susceptible to risks associated with equity investments than fixed income investments. In the case of the Calvert VP Lifestyle Conservative Portfolio, the Portfolio’s greater allocation to fixed income securities makes it more susceptible to risks associated with fixed income investments than equity investments.

Asset Concentration Risk. To the extent that the Portfolio holds positions in Underlying ETFs that invest in a particular sector or asset class, the Portfolio is subject to an increased risk that its investments in that particular sector may decline because of changing expectations for the performance of that sector.

Management Risk. Any errors in the sub-advisor’s judgment in setting the Portfolio’s asset allocation ranges may result in significant losses in the Portfolio’s investment in such security, which can also result in possible losses overall for the Portfolio.

Fund of Funds Risks. Each Portfolio is a “Fund-of-Funds” that invests in Underlying ETFs, and the Portfolio’s shareholders will indirectly bear its proportionate share of any fees and expenses of the Underlying ETF in addition to the Portfolio’s own fees and expenses. As a result, your cost of investing will be higher than the cost of investing directly in the Underlying ETFs and may be higher than mutual funds that invest directly in stocks and bonds.

ETF Risks. Underlying ETFs are subject to the following risks: (i) the market price of an Underlying ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an Underlying ETF’s shares may not develop or be maintained; (iii) the Underlying ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an Underlying ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally; or (v) the Underlying ETF may fail to achieve close correlation with the index that it tracks due to a variety of factors, such as rounding of prices and changes to the index and/or regulatory policies, resulting in the deviating of the Underlying ETF’s returns from that of its corresponding index. Some Underlying ETFs may be thinly traded, and the resulting higher costs associated with respect to purchasing and selling the Underlying ETFs will be borne by a Portfolio.

Exchange Traded Notes (“ETN”) Risks. ETNs are debt securities that are linked to an underlying index and its valuation is derived, in part, from the index to which it is linked. ETNs, however, also bear the characteristics and risks of fixed-income securities, including credit risk and change in rating risk.

Market Timing Risk. Each Portfolio may invest in shares of Underlying ETFs which in turn may invest in securities that may be susceptible to market timing or time zone arbitrage. Because a Portfolio is unable to monitor the Underlying ETFs’ policies and procedures with respect to market timing, performance of the Underlying ETFs may be diluted due to market timing and, therefore, may affect the performance of the Portfolio.

Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Structured Note Risk. The Portfolio may invest up to 10% of its total assets directly in structured notes. Structured notes are derivative investments whose value depends on, or is derived from, the value of an

Derivatives Risk. Since the value of these instruments derive from an underlying asset, currency, or index, investments in these Underlying ETFs may involve the risks that (i) the value of derivatives may rise or fall more rapidly than other investments, and the risk that an Underlying ETF may lose more than the amount invested in the derivative instrument in the first place, and (ii) other parties to the derivative contract may fail to meet their obligations.

underlying security. Structured notes may be tied to the performance of individual stocks or to baskets of assets such as commodities. Structured notes are generally corporate debt securities and are subject to similar risks such as credit risk and the loss of principal. Many structured notes are illiquid.

Fixed-Income Investments. The Portfolio shares the principal risks of fixed-income securities held by the underlying securities, including the key risks below.

Bond Market Risk. The market prices of bonds held by the underlying funds may fall.

Interest Rate Risk. A change in interest rates may adversely affect the value of the securities. When interest rates rise, the value of fixed-income securities will generally fall.

Credit Risk. There is a chance that the issuer of a fixed income security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline.

Money Market Investments. The Portfolio shares the principal risks of money market securities held by the underlying securities, including the key risk below.

Money Market Risk. Yield will change in response to market interest rates; in general, as market rates go up, so will yield, and vice versa. Credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.

Fixed-Income Underlying ETF Risks. Underlying ETF’s that invest primarily in fixed-income securities and money market instruments (“Fixed-Income Underlying ETF’s”) will expose a Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. Since the Portfolios typically expect to allocate approximately 60% in the case of Income and Growth, 40% in the case of Balanced and 20% in the case of Growth, of their investments in Fixed-Income Underlying ETFs, these risks include (i) Credit Risk, (ii) Change in Rating Risk, (iii) Interest Rate Risk, and (iv) Duration Risk.

(i) Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

(ii) Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security held by a Fixed-Income Underlying ETF will decline because investors will demand a higher rate of return.

(iii) Interest Rate Risk. The value of the Fixed-Income Underlying ETFs may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of the Portfolio’s income producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities.

(iv) Duration Risk. Prices of fixed income securities held in a Fixed-Income Underlying ETF with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Equity Investments. The Portfolio shares the principal risks of equity securities held by the underlying securities, including the key risks below.

Stock Market Risk. The stock market may fall in value, causing prices of stocks held by the underlying securities to fall.

Non-Fixed Income Underlying ETF Risks. Underlying ETF’s that invest primarily in equity securities of large, medium and small sized companies, and which may include other investments such as commodities and commodity futures (“Non-Fixed Income Underlying ETF’s”), will expose a Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Market Capitalization Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Prices of microcap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities.

Real Estate Investment Trust Risk (“REIT”). A REIT is a pooled investment vehicle that generally invests in income-producing real estate or real estate-related loans or interests. Investments in REITs carry many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, REITs are dependent on the management skills of the issuer.

Equity and Fixed-Income Investments. The Portfolio shares these principal risks of the equity and fixed-income securities held by the underlying securities.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

Since the Portfolios typically expect to allocate approximately 40% in the case of Income and Growth, 60% in the case of Balanced and 80% in the case of Growth, of their investments in Non-Fixed Income Underlying ETFs, these risks include (i) Equity Securities Risk, (ii) Foreign Securities Risk, (iii) Emerging Markets Risk, (iv) Commodity Risk, and (v) Real Estate Investment Trust (REIT) Risk.

(i) Equity Securities Risk. Underlying ETF investments may be subject to equity securities risk. The prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Underlying ETF’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Underlying ETF’s investments will underperform either the securities markets generally or particular segments of the securities markets.

(ii) Foreign Securities Risk. Foreign securities held by a Non-Fixed Income Underlying ETF are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

(iii) Emerging Markets Risk. To the extent that Underlying ETFs invest in issuers located in emerging markets, the risk associated with investing in foreign securities may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

(iv) Commodity Risk. Some of the Non-Fixed Income Underlying ETFs may invest directly or indirectly in physical commodities, such as gold, silver and other precious minerals. Thus, the Non-Fixed Income Underlying ETFs may be affected by changes in commodity prices. Commodity prices tend to be cyclical and can move significantly in short periods of time. In addition, new discoveries or changes in government regulations can affect the price of commodities.

(v) Real Estate Investment Trust (REIT) Risk.

Through its investments in Non-Fixed Income Underlying ETFs, a Portfolio may be exposed to risks similar to those associated with direct investments in real estate, including changes in interest rates, overbuilding, increased property taxes, or regulatory actions.

PROPOSAL 1

Reorganization of Calvert VP Lifestyle Conservative Portfolio

into Ibbotson Income and Growth ETF Asset Allocation Portfolio

Shareholders of the Calvert VP Lifestyle Conservative Portfolio are being asked to approve an Agreement and Plan of Reorganization, a form of which is attached hereto as Appendix 1. Also, you should consult the corresponding Ibbotson Portfolio’s prospectus dated April 30, 2010, as supplemented, for more information about the Ibbotson Portfolio. As a result of the Reorganization, shareholders of this Calvert Portfolio will receive shares of the corresponding Ibbotson Portfolio in an amount equal to the dollar value of their holdings in the Calvert Portfolio as determined on the Valuation Date.

Performance Information. The following performance information provides some indication of the risks of investing in the Ibbotson Portfolio by showing changes in the Ibbotson Portfolio’s (Class II) performance from year to year and by showing how the Calvert Portfolio’s and the Ibbotson Portfolio’s (Class II) average annual returns for one year and since inception compared with those of widely recognized, unmanaged indices of securities, as appropriate. The Dow Jones Moderately Conservative U.S. Portfolio Index is the Ibbotson Portfolio’s primary benchmark. It is a broad measure of market performance that reflects a moderately conservative asset allocation portfolio by aggregating the performance of a portfolio constituting 40% of the Dow Jones All Stock Portfolio and 60% of the Barclays Capital U.S. Aggregate Bond Index. The Dow Jones All Stock Portfolio consists of six equally weighted sub-sets of the U.S. equities markets segregated first by market capitalization (large, mid and small company stocks) with each market capitalization then further sub divided based on growth and value investing styles. The Barclays Capital U.S. Aggregate Bond Index is an index comprised of government securities, mortgage-backed securities, asset-backed securities and corporate securities to simulate the universe of bonds in the U.S. bond market. The 40% S&P 500® Index/60% Barclays Capital U.S. Aggregate Bond Index is the Ibbotson Portfolio’s secondary benchmark. The blend portfolio attempts to reflect the performance of a moderately conservative asset allocation portfolio made of the aforementioned widely accepted benchmarks at their respective target weightings. The S&P 500 Index consists of the 500 largest stocks in the U.S. equity markets and is a widely accepted barometer of the market due to its current representation of approximately 75% of the total U.S. equities market.

The Barclays Capital U.S. Aggregate Bond Index is the Calvert Portfolio’s primary benchmark. In December 2009, the Calvert Portfolio changed its broad-based benchmark to the Barclay’s Capital U.S. Aggregate Bond Index from the Summit Composite Benchmark Blend (the “Lifestyle Conservative Composite Index”), 40% of which is comprised of the S&P 500 Index and 60% of which is comprised of the Barclays Capital U.S. Aggregate Bond Index, in order to adopt an index that is not blended. The Calvert Portfolio also continues to show the Lifestyle Conservative Composite Index (created by CAMCO) because it is more consistent with the portfolio construction process and represents a more accurate reflection of the Calvert Portfolio’s anticipated risk and return patterns.

Each index figure does not reflect any deduction for fees, expenses, or taxes.

A Portfolio’s past performance does not necessarily indicate how it will perform in the future. Best Quarter and Worst Quarter figures apply only to the period covered by the chart. Updated performance information is available on the Ibbotson Portfolio’s website at www.fivitfunds.com or by calling 1-866-432-2926.

23

Calendar Year Annual Returns

Ibbotson Income and Growth ETF Asset Allocation Portfolio - Class II

[Bar Chart]

12/31/2008 = -15.16%

12/31/2009 = 13.30%

Best Quarter: 6/30/2009	8.48%	Worst Quarter: 12/31/2008	-7.42%

Calvert VP Lifestyle Conservative Portfolio

[Bar Chart]

12/31/2007 = 5.95%

12/31/2008 = -13.10%

12/31/2009 = 12.40%

Best Quarter: 9/30/09	8.98%	Worst Quarter: 3/31/09	-6.33%

Average Annual Total Returns

(for periods ended December 31, 2009)

	One Year	Since Inception of Calvert Portfolio (December 28, 2006)	Since Inception of Ibbotson Portfolio (April 30, 2007)
Calvert VP Lifestyle Conservative Portfolio	12.40%	1.07%	-0.03%
Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II	13.30%	N/A	-0.41%
Dow Jones Moderately Conservative U.S. Portfolio Index	16.65%	N/A	0.90%
40% S&P 500 Index/60% Barclays Capital U.S. Aggregate Bond Index	14.15%	N/A	0.40%
S&P 500 Index	26.46%	-5.75%	-8.02%
Barclays Capital U.S. Aggregate Bond Index	5.93%	6.03%	6.00%
Lifestyle Conservative Composite Index	14.14%	1.31%	0.39%
Lipper VA Mixed-Asset Target Allocation Conservative Funds Average	19.93%	*	0.13%

*The Calvert Portfolio is unable to show performance of the Lipper average since the Portfolio’s inception date. For comparison purposes to Lipper, performance for the Portfolio since 12/31/06 is 1.15%, and the performance for the Lipper VA Mixed Asset Target Allocation Conservative Funds Average is 0.57%.

PROPOSAL 2

Reorganization of Calvert VP Lifestyle Moderate Portfolio

into Ibbotson Balanced ETF Asset Allocation Portfolio

Shareholders of the Calvert VP Lifestyle Moderate Portfolio are being asked to approve an Agreement and Plan of Reorganization, a form of which is attached hereto as Appendix 1. Also, you should consult the corresponding Ibbotson Portfolio’s prospectus dated April 30, 2010, as supplemented, for more information about the Ibbotson Portfolio. As a result of the Reorganization, shareholders of this Calvert Portfolio will receive shares of the corresponding Ibbotson Portfolio in an amount equal to the dollar value of their holdings in the Calvert Portfolio as determined on the Valuation Date.

24

Performance Information. The following performance information provides some indication of the risks of investing in the Ibbotson Portfolio by showing changes in the Ibbotson Portfolio’s (Class II) performance from year to year and by showing how the Calvert Portfolio’s and the Ibbotson Portfolio’s (Class II) average annual returns for one year and since inception compared with those of widely recognized, unmanaged indices of securities, as appropriate. The Dow Jones Moderate U.S. Portfolio Index is the Ibbotson Portfolio’s primary benchmark. It is a broad measure of market performance that reflects a moderate asset allocation portfolio by aggregating the performance of a portfolio constituting 60% of the Dow Jones All Stock Portfolio and 40% of the Barclays Capital U.S. Aggregate Bond Index. The Dow Jones All Stock Portfolio consists of six equally weighted sub-sets of the U.S. equities markets segregated first by market capitalization (large, mid and small company stocks) with each market capitalization then further sub divided based on growth and value investing styles. The Barclays Capital U.S. Aggregate Bond Index is an index comprised of government securities, mortgage-backed securities, asset-backed securities and corporate securities to simulate the universe of bonds in the U.S. bond market. The 60% S&P 500® Index/40% Barclays Capital U.S. Aggregate Bond Index is the Ibbotson Portfolio’s secondary benchmark. The blend portfolio attempts to reflect the performance of a moderate asset allocation portfolio made of the aforementioned widely accepted benchmarks at their respective target weightings. The S&P 500® Index consists of the 500 largest stocks in the U.S. equity markets and is a widely accepted barometer of the market due to its current representation of approximately 75% of the total U.S. equities market.

The S&P 500 Index is the Calvert Portfolio’s primary benchmark. In December 2009, the Calvert Portfolio changed its broad-based benchmark to the S&P 500 Index from the Summit Composite Benchmark Blend (the “Lifestyle Moderate Composite Index”), 60% of which is comprised of the S&P 500 Index and 40% of which is comprised of the Barclays Capital U.S. Aggregate Bond Index, in order to adopt an index that is not blended. The Calvert Portfolio also continues to show the Lifestyle Moderate Composite Index (created by CAMCO) because it is more consistent with the portfolio construction process and represents a more accurate reflection of the Portfolio’s anticipated risk and return patterns.

Each index figure does not reflect any deduction for fees, expenses, or taxes.

A Portfolio’s past performance does not necessarily indicate how it will perform in the future. Best Quarter and Worst Quarter figures apply only to the period covered by the chart. Updated performance information is available on the Ibbotson Portfolio’s website at www.fivitfunds.com or by calling 1-866-432-2926.

Calendar Year Annual Returns

Ibbotson Balanced ETF Asset Allocation Portfolio – Class II

[Bar Chart]

12/31/2008 = -24.05%

12/31/2009 = 19.52%

Best Quarter: 6/30/2009	12.78%	Worst Quarter: 12/31/2008	-13.14%

Calvert VP Lifestyle Moderate Portfolio

[Bar Chart]

12/31/2007 = 5.58%

12/31/2008 = -24.72%

12/31/2009 = 17.05%

Best Quarter: 6/30/2009	12.14%	Worst Quarter: 12/31/08	-13.44%

25

Average Annual Total Returns

(for periods ended December 31, 2009)

	One Year	Since Inception of Calvert Portfolio (December 28, 2006)	Since Inception of Ibbotson Portfolio (April 30, 2007)
Calvert VP Lifestyle Moderate Portfolio	17.05%	-2.47%	-4.26%
Ibbotson Balanced ETF Asset Allocation Portfolio – Class II	19.52%	N/A	-2.87%
Dow Jones Moderate U.S. Portfolio Index	22.59%	N/A	-1.84%
60% S&P 500® Index/40% Barclays Capital U.S. Aggregate Bond Index	18.26%	N/A	-2.41%
S&P 500 Index	26.46%	-5.75%	-8.02%
Lifestyle Moderate Composite Index	18.25%	-1.04%	-2.41%
Lipper VA Mixed-Asset Target Allocation Moderate Funds Average	22.38%	*	-2.49%

* The Calvert Portfolio is unable to show performance of the Lipper average since the Portfolio’s inception date. For comparison purposes to Lipper, performance for the Portfolio since 12/31/06 is -2.38%, and the performance for the Lipper VA Mixed Asset Target Allocation Moderate Funds Average is -1.66%.

PROPOSAL 3

Reorganization of Calvert VP Lifestyle Aggressive Portfolio

into Ibbotson Growth ETF Asset Allocation Portfolio

Shareholders of the Calvert VP Lifestyle Aggressive Portfolio are being asked to approve an Agreement and Plan of Reorganization, a form of which is attached hereto as Appendix 1. Also, you should consult the corresponding Ibbotson Portfolio’s prospectus dated April 30, 2010, as supplemented, for more information about the Ibbotson Portfolio. As a result of the Reorganization, shareholders of the Calvert Portfolio will receive shares of the corresponding Ibbotson Portfolio in an amount equal to the dollar value of their holdings in the Calvert Portfolio as determined on the Valuation Date.

Performance Information. The following performance information provides some indication of the risks of investing in the Ibbotson Portfolio by showing changes in the Ibbotson Portfolio’s (Class II) performance from year to year and by showing how the Calvert Portfolio’s and the Ibbotson Portfolio’s (Class II) average annual returns for one year and since inception compared with those of widely recognized, unmanaged indices of securities, as appropriate. The Dow Jones Moderately Aggressive U.S. Portfolio Index is the Ibbotson Portfolio’s primary benchmark. It is a broad measure of market performance that reflects a moderately aggressive asset allocation portfolio by aggregating the performance of a portfolio constituting 80% of the Dow Jones All Stock Portfolio and 20% of the Barclays Capital U.S. Aggregate Bond Index. The Dow Jones All Stock Portfolio consists of six equally weighted sub-sets of the U.S. equities markets segregated first by market capitalization (large, mid and small company stocks) with each market capitalization then further sub-divided based on growth and value investing styles. The Barclays Capital U.S. Aggregate Bond Index is an index comprised of government securities, mortgage-backed securities, asset-backed securities and corporate securities to simulate the universe of bonds in the U.S. bond market. The 80% S&P 500® Index/20% Barclays Capital U.S. Aggregate Bond Index is the Ibbotson Portfolio’s secondary benchmark. The blend portfolio attempts to reflect the performance of a moderately aggressive asset allocation portfolio made of the aforementioned widely accepted benchmarks at their respective target weightings. The S&P 500® Index consists of the 500 largest stocks in the U.S. equity markets and is a widely accepted barometer of the market due to its current representation of approximately 75% of the total U.S. equities market.

The S&P 500 Index is the Calvert Portfolio’s primary benchmark. In December 2009, the Calvert Portfolio changed its broad-based benchmark to the S&P 500 Index from the Summit Composite Benchmark Blend (the “Lifestyle Aggressive Composite Index”), 80% of which is comprised of the S&P 500 Index and 20% of which is comprised of the Barclays Capital U.S. Aggregate Bond Index, in order to adopt an index that is not blended. The Calvert Portfolio also continues to show the Lifestyle Aggressive Composite Index (created by CAMCO) because it is more consistent with the portfolio construction process and represents a more accurate reflection of the Calvert Portfolio’s anticipated risk and return patterns.

26

Each index figure does not reflect any deduction for fees, expenses, or taxes.

A Portfolio’s past performance does not necessarily indicate how it will perform in the future. Best Quarter and Worst Quarter figures apply only to the period covered by the chart. Updated performance information is available on the Ibbotson Portfolio’s website at www.fivitfunds.com or by calling 1-866-432-2926.

Calendar Year Annual Returns

Ibbotson Growth ETF Asset Allocation Portfolio – Class II

[Bar Chart]

12/31/2008 = -31.61%

12/31/2009 = 24.65%

Best Quarter: 6/30/2009	16.91%	Worst Quarter: 12/31/2008	-18.25%

Calvert VP Lifestyle Aggressive Portfolio

[Bar Chart]

12/31/2007 = 5.00%

12/31/2008 = -27.70%

12/31/2009 = 20.09%

Best Quarter: 9/30/2009	14.22%	Worst Quarter: 12/31/2008	-15.09%

Average Annual Total Returns

(for periods ended December 31, 2009)

	One Year	Since Inception of Calvert Portfolio (December 28, 2006)	Since Inception of Ibbotson Portfolio (April 30, 2007)
Calvert VP Lifestyle Aggressive Portfolio	20.09%	-3.16%	-5.19%
Ibbotson Growth ETF Asset Allocation Portfolio – Class II	24.65%	N/A	-5.49%
Dow Jones Moderately Aggressive U.S. Portfolio Index	28.84%	N/A	-4.56%
80% S&P 500 Index/20% Barclays Capital U.S. Aggregate Bond Index	22.36%	N/A	-5.22%
S&P 500® Index	26.46%	-5.75%	-8.02%
Lifestyle Aggressive Composite Index	22.36%	-3.40%	-5.22%
Lipper VA Mixed-Asset Target Allocation Growth Funds Average	24.43%	*	-4.53%

*The Calvert Portfolio is unable to show performance of the Lipper average since the Portfolio’s inception date. For comparison purposes to Lipper, performance for the Portfolio since 12/31/06 is -3.03%, and the performance for the Lipper VA Mixed Asset Target Allocation Growth Funds Average is -3.05%.

OTHER COMPARISONS BETWEEN THE PORTFOLIOS

Fundamental Investment Policies

The fundamental investment policies of the Portfolios may not be changed without the approval of the holders of a majority of the outstanding shares of the affected Portfolio, as defined under the 1940 Act. The

27

following summarizes the material differences between the fundamental investment policies of each of the Calvert Portfolios compared with the Ibbotson Portfolio: The Calvert Portfolios are diversified, whereas the Ibbotson Portfolios are non-diversified. The Calvert Portfolios may not borrow amounts in excess of 10% of total assets. The Ibbotson Portfolios, in contrast, may not borrow money other than as permitted by the 1940 Act or rules or exemptive orders thereunder. Finally, the Calvert Portfolios are subject to investment restrictions with respect to purchases of securities on margin and reverse repurchase agreements, whereas the Ibbotson Portfolios are not subject to comparable restrictions.

The following chart provides additional information about the fundamental investment policies of each of the Calvert Portfolios and the Ibbotson Portfolios. More complete information may be found in the Prospectus and statement of additional information for each Portfolio.

CALVERT VP LIFESTYLE PORTFOLIOS	IBBOTSON ETF ASSET ALLOCATION PORTFOLIOS
Fundamental Investment Policy	Fundamental Investment Policy

Diversification. Each Portfolio may not:

(i) With respect to 75% of the value of its total assets, invest more than 5% of its total assets in securities (other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities and other investment companies) of any one issuer.

(ii) Purchase more than either: (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Diversification. Each Portfolio is non-diversified under the 1940 Act.

Concentration. Each Portfolio may not:

(i) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, “small bank” certificates of deposit that are not readily marketable, and other illiquid investments.

(ii) Invest more than 25% of its total assets in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, gas, gas transmission, electric, water, and telephone utilities each will be considered a separate industry. This restriction does not apply to obligations of banks or savings and loan associations or to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Concentration. Each Portfolio may not concentrate its investments in any particular industry or industries, except that each Portfolio may invest an unlimited percentage of its assets in ETFs.

Under the current interpretation of the SEC staff, “concentrate” means to invest 25% or more of total assets in the securities of issuers primarily engaged in any one industry or group of industries.

Borrowing. Each Portfolio may not borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing, and then only from banks and by entering into reverse repurchase agreements (all Portfolios may enter into reverse repurchase agreements) as a temporary measure for extraordinary	Borrowing. Each Portfolio may not borrow money other than as permitted by the 1940 Act and any rules or exemptive orders applicable to such Portfolio thereunder.

28

or emergency purposes, or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging. For purposes of this restriction, entering into futures contracts or reverse repurchase agreements will not be deemed a borrowing.

Margin Purchases. Each Portfolio may not purchase any securities on margin (except that a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position.

No comparable fundamental investment policy.

Commodities. Each Portfolio may not purchase or sell commodities or commodity contracts, except that each Portfolio may purchase securities of issuers which invest or deal in any of the above. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to futures contracts or options purchased by the Portfolios in compliance with the non-fundamental restrictions applicable to the Portfolio.

Commodities. Each Portfolio may not invest in commodities except insofar as such investments would not require such Portfolio or its investment adviser or distributor to register as a commodity pool operator with the Commodity Futures Trading Commission.
Senior Securities. Each Portfolio may not issue senior securities (except that each Portfolio may borrow money as described in the fundamental investment restrictions applicable to the Portfolio).	Senior Securities. Each Portfolio may not issue senior securities other than as permitted by the 1940 Act and any rules or exemptive orders applicable to such Portfolio thereunder.

Real Estate. Each Portfolio may not purchase or sell real estate, except that each Portfolio may purchase securities of issuers which invest or deal in real estate, and except that each Portfolio may invest in securities that are secured by real estate.

Real Estate. Each Portfolio may not purchase or sell real estate as such, but this restriction shall not prevent such Portfolio from investing in securities of companies which invest in real estate or obligations secured by real estate or interests herein.

Underwriter. Each Portfolio may not underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling shares of each Portfolio and except as it may be deemed such in a sale of restricted securities.

Underwriter. Each Portfolio may not underwrite or participate in the marketing of securities issued by other persons except to the extent that such Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities.

Loans. Each Portfolio may not make loans, except through the purchase of obligations in private placements or by entering into repurchase agreements (the purchase of publicly traded obligations not being considered the making of a loan).

Loans. Each Portfolio will not make any loans except to the extent that it acquires obligations or makes loans of its assets. Each Portfolio may not pledge, mortgage or hypothecate its assets, except to secure permitted borrowings or indebtedness or in connection with loans of its assets.

Lending. Each Portfolio may not lend its securities, if, as a result, the aggregate of such loans would exceed one-third of the Portfolio’s total assets.	Lending. Each Portfolio may not lend its securities other than as permitted by the 1940 Act and any rules or exemptive orders applicable to such Portfolio thereunder.
Repurchase Agreements. Enter into reverse repurchase agreements if the total of such investments would exceed 5% of the total assets of the Portfolio.	No comparable fundamental investment policy.
Short Sales. Each Portfolio may not make short sales of securities or maintain a short position.	No comparable fundamental investment policy.

29

Each Portfolio also has certain non-fundamental investment policies, which may be changed by the Board of either the Fund or FIVIT, as applicable, at any time without a shareholder vote. For more information, please refer to the applicable prospectus or statement of information.

Investment Advisers, Sub-Advisers and Portfolio Managers.

Calvert Portfolios. CAMCO, 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the investment advisor for the Calvert Portfolios. CAMCO is a subsidiary of Calvert Group, Ltd., which is an indirect subsidiary of UNIFI Mutual Holding Company (“UNIFI”). CAMCO provides the Calvert Portfolios with investment supervision and management and office space; furnishes executive and other personnel to the Fund, and pays the salaries and fees of all Directors who are affiliated persons of and employed by CAMCO. It has been managing mutual funds since 1976. As of December 31, 2009, CAMCO was the investment advisor for 54 mutual fund portfolios and had over $14 billion in assets under management.

Summit serves as the sub-adviser to the Calvert Portfolios. Summit, a wholly-owned subsidiary of Ameritas Holding Company (“AHC”), was organized in 1984 under the laws of the State of Nebraska. AHC is a wholly-owned subsidiary of UNIFI. Summit is located at 390 North Cotner Blvd., Lincoln, NE 68505. Summit is an affiliate of CAMCO. The individuals listed below are members of the investment management team at Summit for the Calvert Portfolios:

Eugenia M. Simpson, CFA, Director of Wealth Management (since 2008) and Portfolio Manager (since 2007) at Summit, is the team leader and has provided investment advice to the Calvert Portfolios since their inception in 2006. Ms. Simpson previously served as Senior Securities Analyst for Summit (2005-2007).

D. Scott Keller, CFA, Portfolio Manager (since 2009) and Assistant Portfolio Manager (since 2006) at Summit, has provided investment advice to the Calvert Portfolios since their inception in 2006. Prior to 2006, Mr. Keller served as Senior Analyst, Fixed Income, at Summit.

Gary R. Rodmaker, CFA, Managing Director at Summit, has provided investment advice to the Calvert Portfolios since their inception in 2006.

John Thompson, CFA, Managing Director at Summit, has provided investment advice to the Calvert Portfolios since their inception in 2006.

James Mikus, CFA, Senior Managing Director (since 2009) at Summit, has provided investment advice to the Calvert Portfolios since their inception in 2006. Prior to 2009, Mr. Mikus served as Managing Director of Summit.

Ibbotson Portfolios. AAI, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, is responsible for the overall management and administration of the Ibbotson Portfolios’ business affairs. AAI commenced business operations in December 2006 upon the acquisition of an existing advisory operation.

Ibbotson acts as sub-adviser to the Ibbotson Portfolios. Its principal business address is 22 W. Washington Street, Chicago, IL 60602. The individuals listed below are members of the investment management team at Ibbotson for the Ibbotson Portfolios:

Peng Chen, Ph.D, President of Ibbotson, has provided investment advice to the Ibbotson Portfolios since their inception in 2007.

30

Scott Wentsel, CFA, CFP, Vice President and Senior Portfolio Manager of Ibbotson, has provided investment advice to the Ibbotson Portfolios since their inception in 2007.

Carrie Scherkenbach, a Portfolio Manager in the Investment Management Services Group at Ibbotson, joined Ibbotson in 1999 and has managed the Ibbotson Portfolios since their inception in 2007.

Jared Watts, a Senior Consultant in the Investment Management Services Group at Ibbotson, joined Ibbotson in 2006 and has managed the Ibbotson Portfolios since their inception in 2007.

The SAI pertaining to the Fund or FIVIT, as applicable, provides additional information about the applicable Portfolio Managers, including Portfolio Manager compensation, other accounts managed by the Portfolio Managers, and each Portfolio Manager’s ownership of shares in the applicable Portfolio.

Advisory and Sub-Advisory Agreements and Fee Waivers.

Calvert Portfolios

CAMCO provides the Calvert Portfolios with investment supervision and management and office space, furnishes executive and other personnel to the Portfolios, and pays the salaries and fees of all Directors of the Fund who are affiliated persons of and employed by CAMCO. Where CAMCO has contractually agreed to a fee waiver and/or expense reimbursement, the expense limitation does not limit any Acquired Fund Fees and Expenses paid indirectly by a Policy owner. Under the terms of the contractual expense limitation, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses, performance fee adjustments (if applicable), and taxes. Each Calvert Portfolio has an expense offset arrangement with the custodian bank whereby the custodian fees may be paid indirectly by credits on the Portfolio’s uninvested cash balances. These credits are used to reduce the Portfolio’s expenses. Under those circumstances where CAMCO has provided to the Portfolio a contractual expense limitation, and to the extent any expense offset credits are earned, CAMCO may benefit from the expense offset arrangement and CAMCO’s obligation under the contractual limitation may be reduced by the credits earned. Expense offset credits, if applicable, are included in the line item “Expense Waivers or Reimbursements” in the table entitled “Annual Fund Operating Expenses” for the applicable Portfolio. The amount of this credit received by a Calvert Portfolio, if any, during the most recent fiscal year is reflected in the “Financial Highlights” in the Calvert Portfolio’s Prospectus as the difference between the line items “Expenses Before Offsets” and “Net Expenses.”

The aggregate annual advisory fee paid by each Calvert Portfolio for the most recent fiscal year as a percentage of each Portfolio’s average daily net assets was 0.55%. This amount is the total of all advisory fees paid to CAMCO by each Portfolio as well as sub-advisory fees, if any, paid by CAMCO to Summit from this amount. This advisory fee does not include administrative fees of 0.10% paid by each Calvert Portfolio to Calvert Administrative Services Company, an affiliate of CAMCO. A discussion regarding the basis for the approval by the Fund’s Board of Directors of the investment advisory agreement and the sub-advisory agreement with respect to each Calvert Portfolio is available in the most recent annual shareholder report of the respective Calvert Portfolio for the fiscal year ended December 31.

CAMCO has agreed to contractually limit direct net annual fund operating expenses to 0.75% through April 30, 2011, and to 0.76% for the period from May 1, 2011 through April 30, 2012. Only the Board of Directors of the Fund may terminate a Calvert Portfolio’s expense cap before the contractual period expires.

Ibbotson Portfolios

AAI, subject to the general supervision of the FIVIT Board of Trustees (the “FIVIT Board”), is the Ibbotson Portfolios’ investment adviser and is responsible for the overall management of its assets, including the appointment of Ibbotson as sub-adviser. In its role as sub-adviser, Ibbotson is responsible for the day-to-day management of the assets of the Ibbotson Portfolios, including the purchase, retention and sale of securities, in accordance with the Ibbotson Portfolios’ investment objective and policies. This includes making investment decisions and buying and selling securities. Pursuant to an Investment Advisory Agreement between FIVIT and AAI, for its services, AAI will receive an annual fee of 0.45% of the average daily net assets of the Ibbotson Portfolios. The advisory fee is accrued daily and paid monthly. Out of that fee, AAI pays to Ibbotson for sub-

31

advisory services an annual fee of 0.15% of the average daily net assets of the Ibbotson Portfolios, subject to the commitment to cap the Ibbotson Portfolios’ operating expenses and the expense sharing agreement as described below. A discussion regarding the FIVIT Board’s basis for approving the Advisory and Sub-Investment Advisory Agreements with respect to each Ibbotson Portfolio is available in the Portfolios’ most recent annual shareholder report for the fiscal year ended December 31.

AAI has contractually agreed to waive its fees and/or reimburse the Ibbotson Portfolios’ operating expenses at least through April 30, 2011, to the extent necessary to ensure that the total annual fund operating expenses, excluding acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses, do not exceed 0.73% of the Ibbotson Portfolios’ average daily net assets attributable to Class II. In addition, pursuant to a Memorandum of Understanding entered into solely between CAMCO and AAI, AAI has agreed to an arrangement, as a pre-condition to the consummation of each Reorganization, to enter into an expense limitation agreement that would reduce the expense ratio for each Ibbotson Portfolio, net of expense waivers and reimbursements, to no more than 0.78% for a period ending April 30, 2013 (not including acquired fund fees and expenses and other exclusions described in the Ibbotson Portfolios’ prospectus). Ibbotson shares in this expense cap commitment through a reduction in the amount of the sub-advisory fee otherwise payable by AAI while AAI is waiving a portion of its management fee or reimbursing the Ibbotson Portfolios for its operating expenses. Any waivers or reimbursements have the effect of lowering the overall expense ratio for the Ibbotson Portfolios and increasing the overall return to investors at the time any such amounts are waived and/or reimbursed.

Distribution/Service (12b-1) Fees.

The Ibbotson Portfolios have adopted a Rule 12b-1 distribution and services plan (the “Plan”) with respect to their Class II shares. The Plan permits the use of each Ibbotson Portfolio’s assets to compensate the Portfolios’ distributor for its services and costs in distributing shares and servicing shareholder accounts. The Plan also recognizes that AAI and Ibbotson may use their management fee revenues, as well as their past profits, to pay for expenses incurred in connection with providing services intended to result in the sale of shares and/or shareholder support services. Under the Plan, the distributor receives an amount equal to 0.25% of the average annual net assets of the Class II shares of each Ibbotson Portfolio. All or a portion of the fees paid to the distributor under the Plan will, in turn, be paid to certain financial intermediaries as compensation for selling shares or for providing ongoing administrative services. These services generally include responding to shareholder inquiries, directing shareholder communications, account balance maintenance, and dividend posting. Because the fees paid under the Plan are paid out of Ibbotson Portfolio assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. The Calvert Portfolios have not adopted a Rule 12b-1 distribution and services plan.

Other fees and expenses may be assessed by an Insurance Company at the separate account level, or, in the case of the Ibbotson Portfolios, by a qualified plan.

Financial Intermediary Compensation. The Portfolios are only offered as underlying investment options for Policies or, with respect to the Ibbotson Portfolios, to qualified pension or retirement plans. Both the Fund and FIVIT have entered into agreements with Insurance Company sponsors of separate accounts on behalf of the Calvert Portfolios and Ibbotson Portfolios, respectively, which set forth the terms and conditions pursuant to which the Insurance Companies will purchase and redeem shares. The Portfolios and their related companies may make payments to sponsoring Insurance Companies or their affiliates for distribution and/or other services pursuant to these agreements. These payments may create a conflict of interest by influencing Insurance Companies to include a particular Portfolio as an underlying investment option in a variable insurance Policy. The prospectus or other offering documents for the Policies may also contain additional information about these payments.

Interests of Certain Persons. CAMCO and AAI have entered into a Memorandum of Understanding pursuant to which CAMCO is entitled to receive a quarterly amount in connection with the pre- and post-Closing assistance (the “Assistance Reimbursement Amount”) it and its affiliates provide in connection with the Reorganizations. The Assistance Reimbursement Amount will be paid solely out of AAI’s own revenue, including past profits, and will not be paid by either the Calvert Portfolios or the Ibbotson Portfolios. The Assistance Reimbursement Amount will be 0.10%, 0.20% and 0.18%, respectively, for each twelve-month period beginning on May 1, 2011 and ending on April 30, 2014. The Assistance Reimbursement Amount will be based on the average

32

total monthly amount invested in the Ibbotson Portfolios through separate accounts of Insurance Companies affiliated with UNIFI. Regardless of the level of such assets, the Assistance Reimbursement Amount for a particular month will never be lower than 0.0125% of the total assets of the Calvert Portfolios as determined on the Valuation Date. The Assistance Reimbursement Amount is intended to reimburse CAMCO and its affiliates for certain expenses incurred by them in connection with facilitating the Reorganizations.

Tax Information. The Portfolios’ distributions are not taxable if you are investing through a tax-deferred arrangement, such as a variable insurance Policy. Such tax-deferred arrangements may be taxed later upon withdrawals of monies from those arrangements. However, if a Portfolio’s distributions are taxable, the distributions will be taxed as ordinary income or capital gains.

Directors and Officers. The directors and officers of the Fund (of which the Calvert Portfolios are each a series) are different from those of FIVIT (of which the Ibbotson Portfolios each are a series). The following individuals comprise the Board of Directors of the Fund: Frank H. Blatz, Jr., Alice Gresham, Barbara J. Krumsiek, M. Charito Kruvant, William Lester, Cynthia Milligan and Arthur J. Pugh. The following individuals comprise the Board of Trustees of FIVIT: Mary K. Anstine, Thomas A. Carter, David M. Swanson, Jeremy W. Deems and Scott Wentsel.

Independent Registered Public Accounting Firms (“Auditors”). The Calvert Portfolios’ Auditor is [                    ]. Its principal business address is [                                        ]. The Ibbotson Portfolios’ Auditor is Deloitte & Touche LLP. Its principal business address is 555 17th Street, Suite 3600, Denver, CO 80202.

Other Service Providers. Calvert Distributors, Inc., an affiliate of CAMCO, serves as principal underwriter of the Calvert Portfolios’ shares, while Boston Financial Data Services, Inc. serves as the transfer agent. State Street Bank & Trust Company, N.A. serves as custodian of the Calvert Portfolios.

ALPS Distributors, Inc. (“ALPS Distributors”), an affiliate of AAI, is the distributor for the Ibbotson Portfolios. ALPS Fund Services, Inc., an affiliate of AAI and ALPS Distributors, serves as the administrator, transfer agent and bookkeeping and pricing agent for the Ibbotson Portfolios. The Bank of New York Mellon serves as custodian of the Ibbotson Portfolios.

Charter Documents. The Calvert Portfolios are each a series of a Maryland corporation and the Ibbotson Portfolios are each a series of a Delaware statutory trust. The Fund (of which the Calvert Portfolios are each a series) and FIVIT (of which the Ibbotson Portfolios are each a series) are governed by their respective governing instruments, by-laws and state law. The following provides a brief summary of certain aspects of the organizational documents of the Fund and FIVIT, and is not a complete description of those documents or applicable law. For more complete information, shareholders should refer directly to the governing documents of either the Fund or FIVIT, as applicable.

State Law. The Fund (and its series) is governed by the Maryland General Corporation Law (“MGC”). FIVIT (and its series) is governed by the Delaware Statutory Trust Act (“DSTA”). Under the MGC and the DSTA, corporations and statutory trusts, respectively, are operated by their board of directors or trustees and by officers appointed by the board. The difference between operating as a series of a Maryland corporation or a Delaware statutory trust is not expected to significantly change the responsibilities, powers and fiduciary duty owed to shareholders by the board.

While both the MGC and the DSTA contain provisions specifically designed for investment companies that take into account their unique structure and operations, the DSTA allows greater flexibility in drafting an investment company’s governing documents. For example, an investment company organized under the DSTA can structure its governing documents to enable it to more easily obtain board or shareholder approval, and can potentially accomplish certain actions, such as reorganizations or liquidations, without first seeking shareholder approval. The MGC requires authorization of a specific number of shares, though a board of directors may increase the number of shares without shareholder approval. In contrast, the DSTA allows for a trust instrument to authorize issuance of an unlimited number of shares. Under the MGC, a corporation would generally not be subject to state income tax. A trust under DSTA could be subject to state income tax if some portion of its income is nonqualifying under Section 851(b)(2) of the Code.

33

Shareholder Meetings. As series of a Maryland corporation, the Calvert Portfolios are not required to hold annual shareholder meetings.

With respect to the Fund, a shareholder meeting may be called by the Chairman of the Board at any time at the direction of the Board, or by the Secretary of the Fund upon written request of the holders of not less than 25% of the outstanding shares entitled to vote at the meeting, or as required by law or regulation. A majority of the outstanding shares of each Calvert Portfolio entitled to vote, present in person or represented at the meeting by proxy, constitutes a quorum for consideration of a matter at a shareholders’ meeting. When a quorum is present at a meeting, a majority of the shares represented (greater than 50%) of each Calvert Portfolio, as applicable, is sufficient to act on a matter, unless a larger or different vote is required by law, including the 1940 Act. Shareholders of each Calvert Portfolio vote separately, by Portfolio, as to matters that affect only their particular Portfolio. Each share of a Portfolio is entitled to one vote and each fractional share amount is entitled to a proportional fractional vote. Shares of each Calvert Portfolio have non-cumulative voting rights. They also have no preemptive or conversion rights.

As a series of a Delaware statutory trust, the Ibbotson Portfolios are not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory contract. Meetings of shareholders of FIVIT may be called by the Board and must be called by the Board upon written request of shareholders owning at least 10% of the outstanding shares entitled to vote. On each matter submitted to a vote of shareholders of the Ibbotson Portfolios, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a fractional vote. Ibbotson Portfolio shares are voted by series and not in the aggregate, except when voting in the aggregate is required by the 1940 Act or when the Board determines that the matter affects one or more series or classes of a series. Shares of each series of FIVIT have no preemptive or conversion rights.

Shareholder Liability. Under Maryland law, shareholders of each Calvert Portfolio have no personal liability for the acts or obligations of that Portfolio or of the Fund.

FIVIT’s declaration of trust disclaims shareholder liability for the debts, liabilities, obligations and expenses of the Trust or FIVIT or any of their respective series and provides indemnification for all losses and expenses of any shareholder held liable for the obligations of the Ibbotson Portfolios.

Director/Trustee and Officer Liability. With respect to the Fund, a current or former member of the Board who is a party, or threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of his or her service as a Board member may be indemnified against expenses, judgments, penalties, fines and amounts paid in settlement incurred in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Fund, and with respect to a criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. A Board member may not be indemnified against any liabilities to the Fund or its shareholders if he or she has been adjudged to have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a court determines that indemnification is proper in view of the circumstances of the case. Indemnification, unless ordered by a court, may be made only after a determination that the Board member has met the applicable standard of conduct by: (i) a majority vote of a quorum of the Board members not parties to the action; (ii) a majority vote of a committee of the Board comprised of individuals who are not parties to the action; (iii) a special counsel selected by (a) a majority vote of a quorum of the Board members not parties to the action, (b) a majority vote of a committee of the Board comprised of individuals who are not parties to the action or (c) if there are fewer than two Board members who are not parties to the action, by the Board; or (iv) by the shareholders (without giving effect to any shares owned by or voted under the control of a Board member who is a party to the action).

34

FIVIT indemnifies its trustees against all liabilities and expenses incurred by reason of being a trustee to the fullest extent permitted by law, except that FIVIT does not provide indemnification for liabilities due to a trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such trustee’s duties.

The foregoing is a summary of certain provisions of the governing documents, by-laws and state law governing the Portfolios. It is qualified in its entirety by reference to the respective governing documents and by-laws.

INFORMATION ABOUT THE PROPOSED REORGANIZATIONS

General. The shareholders of the Calvert Portfolios are being asked to approve Reorganizations of the Calvert Portfolios into the corresponding Ibbotson Portfolios pursuant to the Plans, the form of which is attached to this Prospectus/Proxy Statement as Appendix 1.

The Reorganizations are structured as a transfer of all the assets of each Calvert Portfolio to the corresponding Ibbotson Portfolio in exchange for the assumption by the Ibbotson Portfolios of all the liabilities of the corresponding Calvert Portfolio and for the issuance and delivery to the Calvert Portfolios of Reorganization Shares equal in value to the aggregate net asset value of each Calvert Portfolio.

After receipt of the Reorganization Shares, each Calvert Portfolio will distribute the Reorganization Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of the Calvert Portfolio, and the legal existence of each Calvert Portfolio as a series of the Fund will be terminated, such transactions to be completed no later than 12 months after the Reorganizations. Each shareholder of the Calvert Portfolios will receive the number of full and fractional shares of the corresponding Ibbotson Portfolios, equal in value as of the Valuation Date (as defined in the Agreement) to the total value of their Calvert Portfolio shares held by that shareholder immediately prior to the Reorganization. Such shares will be held in an account with each Ibbotson Portfolio identical in all material respects to the account currently maintained by the Calvert Portfolio.

The Board of Directors of the Fund, including all of the Independent Directors, has voted to approve the Plans and the proposed Reorganizations and to recommend that shareholders also approve the Plans and the transactions they contemplate. The actions contemplated by each Plan and the related matters described therein will be consummated only if approved by the affirmative vote of a (i) 67% or more of the shares of the related Calvert Portfolio entitled to vote and present at the Meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of that Calvert Portfolio entitled to vote. If the shareholders do not approve a Reorganization, that Reorganization will not take effect and the Board of Directors of the Fund will consider other courses of action in the best interests of the Calvert Portfolio and its shareholders.

Reasons for the Reorganizations. The Board of the Fund considered the proposed Reorganizations of the Calvert Portfolios into the corresponding Ibbotson Portfolios at a meeting held on December 9, 2010, at which representatives of CAMCO and AAI attended and provided information to the Board regarding the Reorganizations. The Board of the Fund determined that the Reorganizations were in the best interests of the Calvert Portfolios and their shareholders, and that the interests of existing shareholders of the Calvert Portfolios would not be diluted as a result of the transactions contemplated by the Reorganizations.

Before approving each Plan, the Directors of the Fund evaluated information provided by CAMCO and AAI and reviewed various factors about the Portfolios and the proposed Reorganizations. The Directors noted that the Calvert Portfolios’ investment objectives and policies were similar to those of the Ibbotson Portfolios. They further noted that the Ibbotson Portfolios’ historical investment performance was comparable to that of the Calvert Portfolios. In addition, the Directors took into account that the total annual series operating expenses on a pro-forma basis for each combined Ibbotson Portfolio are expected to be lower than the corresponding Calvert Portfolio’s current total annual series operating expenses. The Directors noted that the current contractual expense waivers or reimbursements apply through April 30, 2011 for both the Ibbotson Portfolios and the Calvert Portfolios. Moreover, they noted that AAI has agreed to enter into an expense cap agreement that would limit the expense ratio for each Ibbotson Portfolio, net of expense waivers and reimbursements, to 0.78% for a period of two years beginning May 1, 2011 (not including acquired fund fees and expenses and certain other exclusions). The Directors were advised that the total annual series operating expenses, after contractual expense waivers and reimbursements, for the

35

Ibbotson Portfolios after the Reorganizations are expected to be comparable to the total annual series operating expenses, after current contractual expense waivers and reimbursements, for the Calvert Portfolios before the Reorganizations. The Directors considered that the Reorganizations could also create better efficiencies for the portfolio management team and perhaps reduce expenses for the Ibbotson Portfolios as assets grow, which will benefit current shareholders of the Calvert Portfolios after the Reorganizations.

In addition, the Directors considered, among other factors:

¡	The terms and conditions of the Reorganizations;

¡	The relatively small size of each Calvert Portfolio and the likelihood that it will not increase substantially in size in the foreseeable future;

¡	Following each Reorganization, the shareholders of each Calvert Portfolio will remain invested in an open-end portfolio with a substantially larger asset base;

¡

The fact that AAI and CAMCO will share the proxy solicitation, legal, accounting and other direct costs associated with each Reorganization, except for any errors and omissions tail insurance that the Fund’s Board of Directors may elect to purchase;

¡

The likelihood that shareholders of each Calvert Portfolio, as part of a larger portfolio, may benefit over time from further reductions in overall operating expenses per share on a pro forma basis as a result of certain economies of scale expected after the Reorganizations;

¡	With respect to each Reorganization, the investment objective, principal investment policies and principal risks of the Ibbotson Portfolio and the Calvert Portfolio are similar;

¡	With respect to each Reorganization, the Calvert Portfolio and the Ibbotson Portfolio are situated in the same or a comparable Morningstar style box;

¡	The fact that each Ibbotson Portfolio will assume the liabilities of the corresponding Calvert Portfolio;

¡	The anticipated tax-free nature of the exchanges contemplated by each Reorganization for U.S. federal income tax purposes; and

¡	Shareholders of each Calvert Portfolio will not experience any dilution in the value of their investment as a result of the applicable Reorganization.

For the reasons described in this Prospectus/Proxy Statement, the Board of the Fund and the Directors on the Board who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Directors”), concluded that the Reorganization of each Calvert Portfolio into the applicable Ibbotson Portfolio would be in the best interest of the shareholders of the Calvert Portfolio. Accordingly the Board of the Fund and the Independent Directors, in separate votes, approved each Reorganization and they recommend shareholder approval of each Reorganization. Subject to shareholder approval, the Reorganizations are expected to be completed on or about April 29, 2011.

Agreements and Plans of Reorganization. Each proposed Reorganization will be governed by the applicable Plan, the form of which is attached as Appendix 1. Each Plan provides that the Calvert Portfolio will transfer all of its assets to the corresponding Ibbotson Portfolio solely in exchange for the issuance of full and fractional Reorganization Shares and the assumption of all the Calvert Portfolio’s liabilities. The Reorganization Shares will be issued on or about April 29, 2011 or such other date as may be agreed upon by the parties (the “Closing Date”). The following discussion of the Plan is qualified in its entirety by the full text of the Plan.

Each Calvert Portfolio will transfer all of its assets to the corresponding Ibbotson Portfolio, and in exchange, the Ibbotson Portfolio will assume all liabilities of the Calvert Portfolio and deliver to the Calvert Portfolio the number of full and fractional shares of the appropriate class of the Ibbotson Portfolio having an

36

aggregate net asset value equal to the net asset value of the shares of the corresponding Calvert Portfolio. On or as soon after the Closing Date as is possible, but no later than 12 months after the Closing Date, each Calvert Portfolio will distribute in complete liquidation of the Calvert Portfolio, pro rata to its shareholders of record, all of the Reorganization Shares received by the Calvert Portfolio. This distribution will be accomplished by the transfer of Reorganization Shares credited to the account of the Calvert Portfolio on the books of the corresponding Ibbotson Portfolio to open accounts on the share records of the Ibbotson Portfolio in the name of the Calvert Portfolio’s shareholders, and representing the respective pro rata number of Reorganization Shares of the applicable class due such shareholders. All issued and outstanding shares of the Calvert Portfolios will simultaneously be canceled on the books of the Calvert Portfolios. As a result of the proposed transactions, each Calvert Portfolio shareholder will receive a number of Reorganization Shares of the applicable class equal in value as of the Valuation Date to the value of the corresponding class of the corresponding Calvert Portfolio shares previously held by such shareholder.

The consummation of each Reorganization is subject to the terms and conditions and the representations and warranties set forth in each Plan. One or more Plans may be terminated by mutual agreement of the Fund on behalf of the Calvert Portfolios and FIVIT on behalf of the Ibbotson Portfolios. In addition, either the Fund or FIVIT may at its option terminate the Plan at or before the Closing Date: (i) if the Closing shall not have occurred on or before November 30, 2011, unless such date is extended by mutual agreement of the parties; or (ii) by either party if the other party shall have materially breached its obligations under the Plan or made a material and intentional misrepresentation in connection therewith.

If the shareholders do not approve each Reorganization, the Reorganizations will not take effect and the Board of Directors of the Fund will consider other courses of action in the best interests of the Calvert Portfolios and their shareholders.

Description of the Reorganization Shares. Reorganization Shares will be issued to the Calvert Portfolios’ shareholders in accordance with the Plans as described above. The Reorganization Shares will be Class II shares of the Ibbotson Portfolios. Class II Reorganization Shares have similar characteristics as the corresponding shares of the Calvert Portfolios. For more information on the characteristics of each class of the Reorganization Shares, please see the applicable prospectus, a copy of which is included with this Prospectus/Proxy Statement.

Tax Status of the Reorganizations. It is a condition to each Portfolio’s obligation to consummate the Reorganizations that the Portfolios receive a tax opinion from Davis Graham & Stubbs LLP (which opinion will be based on certain factual representations and certain customary assumptions), substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for U.S. federal income tax purposes:

(a)      The transfer of all the assets of each Calvert Portfolio to the corresponding Ibbotson Portfolio in exchange solely for Reorganization Shares and the assumption by such Ibbotson Portfolio of all the liabilities of such Calvert Portfolio followed by the pro rata distribution by the Calvert Portfolio of all the Reorganization Shares to such Calvert Portfolio shareholders in complete liquidation of such Calvert Portfolio, as set forth above, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code and such Calvert Portfolio and the corresponding Ibbotson Portfolio will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect its respective Reorganization.

(b)      No gain or loss will be recognized by each Ibbotson Portfolio upon the receipt of all the assets of the corresponding Calvert Portfolio solely in exchange for Reorganization Shares and the assumption by each Ibbotson Portfolio of all the liabilities of the corresponding Calvert Portfolio.

(c)      No gain or loss will be recognized by each Calvert Portfolio upon the transfer of all of its assets to the corresponding Ibbotson Portfolio solely in exchange for Reorganization Shares and the assumption by the corresponding Ibbotson Portfolio of all the liabilities of such Calvert Portfolio or upon the distribution (whether actual or constructive) of Reorganization Shares to such Calvert Portfolio shareholders solely in exchange for such shareholders’ shares of such Calvert Portfolio in complete liquidation of such Calvert Portfolio.

(d)      No gain or loss will be recognized by the shareholders of each Calvert Portfolio upon the exchange of their Calvert Portfolio shares solely for Reorganization Shares in the Reorganizations.

37

(e)      The aggregate basis of the Reorganization Shares received by each shareholder of a Calvert Portfolio pursuant to the Reorganizations will be the same as the aggregate basis of the Calvert Portfolio shares exchanged therefor by such shareholder. The holding period of Reorganization Shares received by each shareholder of a Calvert Portfolio will include the period during which the Calvert Portfolio shares exchanged therefor were held by such shareholder, provided such Calvert Portfolio shares are held as capital assets at the time of the Reorganizations.

(f)      The basis of the assets of each Calvert Portfolio transferred to the corresponding Ibbotson Portfolio will be the same as the basis of such assets to such Calvert Portfolio immediately before the Reorganizations. The holding period of the assets of each Calvert Portfolio in the hands of the corresponding Ibbotson Portfolio will include the period during which those assets were held by such Calvert Portfolio.

(g)      Each Ibbotson Portfolio will take into account the items described under Section 381(c) of the Code of the corresponding Calvert Portfolio, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Treasury Regulations thereunder.

The opinion will express no view with respect to the effect of the Reorganizations on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) as a result of the transfer of such asset regardless of whether such transfer would otherwise be a nonrecognition transaction.

The opinion shall be based on customary assumptions and is conditioned upon the receipt of such representations as Davis Graham & Stubbs LLP may reasonably request of the Portfolios and the tax owners of the Portfolios. In addition, Davis Graham & Stubbs LLP shall assume that any statement or representation made “to the best knowledge of” or “to the knowledge of” any person or entity is and will be true without such qualification.

Certain U.S. Federal Income Tax Consequences. The Calvert Portfolios and the Ibbotson Portfolios (i) have complied and intend to comply with the diversification requirements of Section 817(h) of the Code and the Treasury Regulation Section 1.817-5 promulgated thereunder, and (ii) have been and will be investment companies to which Treasury Regulation Section 1.817-5(f) apply.

If the separate accounts investing in the Portfolios and the Policies are properly structured under the insurance company provisions of the U.S. federal income tax law, the Reorganizations will not be taxable events for U.S. federal income tax purposes for Owners who have a portion of their variable annuity contract allocated to the Portfolios, regardless of the tax status of the Reorganizations. Owners who choose to redeem or exchange their investments by surrendering their Policies or initiating a partial withdrawal, however, may be subject to taxes and a 10% tax penalty. Owners should consult the prospectus or other information provided by the insurance company regarding their Policies.

Prior to the closing of the Reorganizations, the Calvert Portfolios will, and the Ibbotson Portfolios may, declare distributions to their respective separate accounts as shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of the investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing of the Reorganizations.

In addition, although it is not expected to affect the Owners, as a result of the Reorganizations, the Portfolios may lose the benefit of certain tax losses under Section 382 of the Code that could have been used to offset or defer the distribution of future gains of the respective combined Portfolios.

This description of the U.S. federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any Owner.

Owners are urged to consult their own tax advisors as to the specific consequences to them of the Reorganizations in light of their individual circumstances, and as to the applicability and effect of state, local, non-U.S. and other tax laws.

38

Capitalization. The following table shows, as of June 30, 2010, the capitalization of the Calvert Portfolios and the pro forma combined capitalization of the Ibbotson Portfolios, giving effect to the proposed Reorganizations as of that date:

	Calvert VP Lifestyle Conservative Portfolio	Ibbotson Income and Growth ETF Asset Allocation Portfolio: Class II	Ibbotson Income and Growth ETF Asset Allocation Portfolio: Class II (pro forma)
Net Assets	$8,324,821	$29,443,304	$37,768,125
Net Asset Value Per Share	$47.58	$9.74	$9.74
Shares Outstanding	174,961	3,023,980	$3,878,684
(b)

Reflects change in shares outstanding due to the exchange of shares of Calvert VP Lifestyle Conservative Portfolio for Class II shares of Ibbotson Income and Growth ETF Asset Allocation Portfolio: Class II based on the net asset value for Ibbotson Income and Growth ETF Asset Allocation Portfolio: Class II shares at June 30, 2010.

	Calvert VP Lifestyle Moderate Portfolio	Ibbotson Balanced ETF Asset Allocation Portfolio: Class II	Ibbotson Balanced ETF Asset Allocation Portfolio: Class II (pro forma)
Net Assets	$20,340,535	$63,098,134	$83,438,669
Net Asset Value Per Share	$42.72	$8.95	$8.95
Shares Outstanding	476,113	7,053,913	$9,326,598
(b)

Reflects change in shares outstanding due to the exchange of shares of Calvert VP Lifestyle Moderate Portfolio for Class II shares of Ibbotson Balanced ETF Asset Allocation Portfolio: Class II based on the net asset value for Ibbotson Balanced ETF Asset Allocation Portfolio: Class II shares at June 30, 2010.

	Calvert VP Lifestyle Aggressive Portfolio	Ibbotson Growth ETF Asset Allocation Portfolio: Class II	Ibbotson Growth ETF Asset Allocation Portfolio: Class II (pro forma)
Net Assets	$9,087,305	$52,385,021	$61,472,326
Net Asset Value Per Share	$40.72	$8.15	$8.15
Shares Outstanding	223,150	6,429,163	$7,544,170

39

(b)	Reflects change in shares outstanding due to the exchange of shares of Calvert VP Lifestyle Aggressive Portfolio for Class II shares of Ibbotson Growth ETF Asset Allocation Portfolio: Class II based on the net asset value for Ibbotson Growth ETF Asset Allocation Portfolio: Class II shares at June 30, 2010.

INFORMATION ABOUT VOTING AND THE MEETING

General. The cost of preparing, printing and mailing this Prospectus/Proxy Statement and the accompanying voting instruction form and all other costs incurred in connection with the solicitation of proxies will be paid by Calvert and AAI, or their affiliates. The Fund is soliciting proxies by U.S. mail. Additional solicitations may be made by telephone, computer communications, facsimile, or other such means, or by personal contact by officers or employees of the Fund, who will receive no additional compensation for doing so, or by Computershare, a firm which may be retained, if necessary, to assist in the solicitation of voting instructions and in the distribution and tabulation of proxies.

As of January 24, 2011 (the “Record Date”), each of the Calvert Portfolios had the following shares outstanding:

Calvert Portfolios	Number of Shares
Calvert VP Lifestyle Conservative Portfolio
Calvert VP Lifestyle Moderate Portfolio
Calvert VP Lifestyle Aggressive Portfolio

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Meeting.

Proposals of Shareholders

The Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for any subsequent meeting of shareholders should send their written proposals to the Secretary of the Fund at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Proposals must be received a reasonable time prior to the date of any such meeting of shareholders to be considered for inclusion in the proxy materials for such meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to any proposal deferred to a later shareholders’ meeting because it was submitted on an untimely basis. If the Reorganizations described in this Prospectus/Proxy Statement are consummated, there will be no further meetings of the shareholders of the Calvert Portfolios.

Other Matters to Come Before the Meeting

The Board of the Fund is not aware of any matters that will be presented at the Meeting other than those set forth in this Prospectus/Proxy Statement. Should any other matters requiring a vote of shareholders arise, the proxy will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their judgment.

40

Quorum

With respect to each Calvert Portfolio, the holders of a majority of the issued and outstanding shares of that Portfolio entitled to vote, represented in person or by proxy, constitute a quorum at the Meeting. Shares of a Calvert Portfolio held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum of that Portfolio and for calculating the votes cast on the issues before the Meeting related to that Portfolio.

Interests in Policies for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Policy owners (see “Voting” below). Neither the SEC nor the Insurance Companies require any specific minimum percentage of Policy owners to vote in order for an Insurance Company to echo vote the remaining unvoted votes. As a consequence, the presence at the Meeting of each of the participating Insurance Companies will be sufficient to constitute a quorum.

Voting

If a quorum is present at the Meeting, the affirmative vote of “a majority of the outstanding voting securities,” as defined in the 1940 Act, of each Calvert Portfolio who are eligible to vote on the proxy proposal is required for approval of the applicable Plan. This means that the proxy proposal must be approved by the lesser of:

1.	67% or more of the shares of that Calvert Portfolio entitled to vote and present at the Meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present in person or represented by proxy, or

2.	more than 50% of the outstanding shares of that Calvert Portfolio entitled to vote.

In addition to voting in person at the Meeting, shareholders may also vote via the internet at www.proxy-direct.com, via telephone by calling 1-866-241-6192 or by marking, signing, dating and mailing the voting instruction form received with this Prospectus/Proxy Statement. Timely, properly executed proxies will be voted as instructed by shareholders, and will be voted “FOR” the applicable proposal if the proxy contains no voting instructions.

A shareholder may revoke his or her proxy at any time before it is exercised by: (1) delivering written notice of revocation addressed to the Secretary of the Fund prior to the Meeting, (2) submitting, prior to the Meeting, a properly-executed proxy bearing a later date, or (3) attending and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

Proxies that reflect abstentions and “broker non-votes” will be counted as shares of the applicable Merging Portfolio that are present and entitled to vote for purposes of determining the presence of a quorum but do not represent votes cast with respect to a proposal. “Broker non-votes” are shares held by brokers or nominees as to which (a) such persons have not received instructions from the beneficial owner or other persons entitled to vote and (b) the brokers or nominees do not have discretionary voting power on a particular matter. Accordingly, “broker non-votes” and abstentions effectively will be votes against the applicable proposal. Those shares present at the Meeting by proxy (including abstentions and broker non-votes) will be voted by the named proxies in their discretion with respect to any proposal to adjourn the meeting to allow for further solicitation of proxies. There are not expected to be any “broker non-votes.”

The Insurance Companies will vote shares of each Calvert Portfolio allocated to the Insurance Companies’ registered separate accounts in accordance with instructions received from the respective Policy Owners. The number of shares as to which voting instructions may be given under a Policy is determined by the number of full and fractional shares of that Calvert Portfolio’s stock held in an Insurance Company separate account with respect to that particular Policy.

41

Under a “proportional voting” policy adopted by the Fund’s Board, the Insurance Companies will vote all of the shares of each Calvert Portfolio, including shares held by the Insurance Companies, in proportion to the voting instructions received from the respective Policy Owners. This means that they will vote each Calvert Portfolio’s shares for which no timely instructions are received in proportion to the instructions they do receive, and that proxies which are properly executed and returned but are not marked with voting instructions will be voted FOR the respective proposed Reorganization. An Insurance Company will also vote any shares in its general accounts which are not attributable to Policies in the same proportion as it votes shares held in all of the Insurance Company’s registered separate accounts, in the aggregate (“echo voting”). As a result, with no minimum amount of instructed shares being required, a minority of Policy Owners could, in practice, determine the outcome of the vote on each proposed Reorganization.

It is anticipated that Union Central Life Insurance Company will have voting control of the Reorganizations related to Proposals 1 and 3, and Ameritas Life Insurance Corp. will have voting control of the Reorganization related to Proposal 2, by virtue of the shares of the related Calvert Portfolio allocated to their exempt separate accounts. Attendance by Union Central Life Insurance Company and Ameritas Life Insurance Corp., the legal owners of the shares, at the Meeting will therefore constitute a quorum with respect to those Calvert Portfolios, and each of Union Central Life Insurance Company and Ameritas Life Insurance Corp. plans to vote “FOR” approval of each proposed Reorganization.

The votes of shareholders of each Ibbotson Portfolio are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganizations.

Share Ownership

As of the Record Date, the officers and directors/trustees of the Fund and FIVIT as a group beneficially owned less than 1% of the outstanding shares of any class of each of the Calvert Portfolios and the Ibbotson Portfolios, respectively. As of the Record Date, to the knowledge of the management of FIVIT,                          separate accounts collectively owned of record 100% of the shares of the Calvert Portfolios. To the knowledge of the management of FIVIT, as of the Record Date, there were no persons owning variable Policies, of record or beneficially, which would entitle them to instruct an insurance company with respect to more than 5% of the shares of any class of the Calvert Portfolios or the Ibbotson Portfolios.

The following insurance companies owned of record or beneficially 5% or more of the outstanding shares of any class of the Calvert Portfolios and the Ibbotson Portfolios as of the Record Date:

Shareholder Name and Address	Address	Type of Ownership	Percentage Owned	Estimated Pro Forma Ownership After the Reorganization

42

Appendix 1

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION, dated as of January __, 2011, is between Calvert Variable Products, Inc. (“CVP”), a Maryland corporation, on behalf of Calvert VP Lifestyle                          Portfolio (the “Merging Portfolio”), a separate series of CVP, and Financial Investors Variable Insurance Trust (“FIVIT”), a Delaware statutory trust, on behalf of Ibbotson                          ETF Asset Allocation Portfolio (the “Acquiring Portfolio”), a separate series of FIVIT.

This Agreement and Plan of Reorganization (the “Agreement” or “Plan”) is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization and liquidation will consist of the transfer of all of the assets of the Merging Portfolio to the Acquiring Portfolio in exchange for Class II shares of beneficial interest of the Acquiring Portfolio, the assumption by the Acquiring Portfolio of the liabilities of the Merging Portfolio, and the distribution of the Acquiring Portfolio’s shares to the shareholders of the Merging Portfolio in complete liquidation of the Merging Portfolio, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

In consideration of the mutual promises contained in this Agreement, the parties agree as follows:

1. SHAREHOLDER	APPROVAL

Approval by Shareholders. A meeting of the Merging Portfolio shareholders shall be called and held for the purpose of acting on and authorizing the transactions contemplated in this Agreement. The Acquiring Portfolio shall furnish to the Merging Portfolio such data and information as shall be reasonably requested by the Merging Portfolio for inclusion in the information to be furnished to its shareholders in connection with the meeting. The Merging Portfolio and the Acquiring Portfolio each agree to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

2. REORGANIZATION

(a)      Plan of Reorganization. The Merging Portfolio will convey, transfer, and deliver to the Acquiring Portfolio all of the then-existing assets and property of the Merging Portfolio including without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Merging Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Merging Portfolio at the closing provided for in Section 2(c) of this Agreement (the “Closing”). In consideration thereof, the Acquiring Portfolio agrees at the Closing to assume all of the Merging Portfolio’s liabilities as set forth in Section 2(b) of this Agreement, and to deliver to the Merging Portfolio, in exchange for the assets, the number of full and fractional Class II shares of beneficial interest of the Acquiring Portfolio (the “Acquiring Portfolio Shares”) to be determined as follows:

1

In accordance with Section 3 of this Agreement, the Merging Portfolio agrees to transfer all of the Merging Portfolio’s assets to the Acquiring Portfolio, and the Acquiring Portfolio agrees in exchange therefor: (i) to deliver to the Merging Portfolio the number of full and fractional Acquiring Portfolio Shares, determined by dividing the value of the Merging Portfolio’s net assets, computed in the manner and as of the time and date set forth in Section 3(a), by the net asset value of one Acquiring Portfolio Share, computed in the manner and as of the time and date set forth in Section 3(b). Such transactions shall take place as of the close of business on the Closing date (the “Closing Date”). It is expressly agreed that there will be no sales charge to the Merging Portfolio, or to any of the shareholders of the Merging Portfolio upon distribution of the Acquiring Portfolio Shares to them.

(b)        Assumption of Liabilities. The Merging Portfolio will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Portfolio, which assumed liabilities shall include all of the Merging Portfolio’s liabilities, debts, obligations and duties arising in the ordinary course of business, whether or not specifically referred to in this Plan.

(c)        Closing and Effective Time of the Reorganization. The Closing shall occur at the Effective Time of the Reorganization, which shall be either:

(i)      the latest of (x) the satisfaction of all representations and warranties contained herein, (y) receipt of all necessary regulatory approvals, and (z) the final adjournment of the meeting of shareholders of the Merging Portfolio at which the Plan will be considered, or

(ii)      such later date as the parties may mutually agree.

(d)        On or as soon as practicable prior to the Closing Date, the Merging Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

(e)        At the Closing or as soon as is reasonably practicable thereafter, the Merging Portfolio shall cause its custodian to deliver to the custodian of the Acquiring Portfolio a certificate of an authorized officer stating that: (i) all the Merging Portfolio’s securities, cash and any other assets have been delivered in proper form to the Acquiring Portfolio on the Closing Date; and (ii) all necessary taxes, including all applicable U.S. federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of assets by the Merging Portfolio.

2

(f)        Tax Information. Within fifteen (15) days after the Closing Date, the Merging Portfolio shall furnish to the Acquiring Portfolio an excel spreadsheet containing the adjusted tax basis in the hands of the Merging Portfolio of the securities delivered to the Acquiring Portfolio pursuant to this Agreement. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Merging Portfolio shall furnish to the Acquiring Portfolio a preliminary tax information statement signed by the Treasurer of CVP, which shall be in the form of Exhibit A attached hereto, listing (i) the earnings and profits of the Merging Portfolio for fiscal year 2011 for U.S. federal income tax purposes and (ii) any capital loss carryovers that will be carried over to the Acquiring Portfolio as a result of Section 381 of the Code (a “Tax Information Statement”). On or prior to January 15, 2012, the Merging Portfolio shall furnish the Acquiring Portfolio with a final Tax Information Statement.

(g)        Any reporting responsibility of the Merging Portfolio for taxable periods ending on or before the Closing Date including, but not limited to, the responsibility for filing of regulatory reports, is and shall remain the responsibility of CVP.

3. VALUATION OF NET ASSETS

(a)        The value of the Merging Portfolio’s assets to be transferred to the Acquiring Portfolio under this Agreement shall be computed as of the close of business (coinciding with the closing of the regular session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. ET)) on the business day immediately preceding the Closing Date (hereinafter the “Valuation Date”) using the valuation procedures as set forth in the Merging Portfolio’s prospectus.

(b)        The net asset value per share of the Acquiring Portfolio Shares for purposes of Section 2 of this Agreement shall be determined as of the close of business on the Valuation Date by the Acquiring Portfolio’s Fund Controller using the same valuation procedures as set forth in the Acquiring Portfolio’s prospectus.

(c)        A copy of the computation showing in reasonable detail the valuation of the Merging Portfolio’s net assets, using the valuation procedures as set forth in the Merging Portfolio’s prospectus, to be transferred to the Acquiring Portfolio pursuant to Section 2 of this Agreement, certified by the Controller of the Merging Portfolio, shall be furnished by the Merging Portfolio to the Acquiring Portfolio at the Closing. A copy of the computation showing in reasonable detail the determination of the net asset value per share of the Acquiring Portfolio Shares pursuant to Section 2 of this Agreement, certified by the Treasurer for the Acquiring Portfolio, shall be furnished by the Acquiring Portfolio to the Merging Portfolio at the Closing.

In the event that on the Valuation Date: (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Portfolio or the Merging Portfolio (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Merging Portfolio is impracticable, as mutually agreed to in writing by the duly authorized officers of both parties, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3

FIVIT, on behalf of the Acquiring Portfolio, and CVP, on behalf of the Merging Portfolio, agrees to use commercially reasonable efforts to resolve, prior to the Valuation Date, any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Portfolio and the Merging Portfolio.

4. LIQUIDATION	AND DISSOLUTION

(a)      As soon as practicable after the Closing Date, the Merging Portfolio will distribute pro rata to Merging Portfolio shareholders of record as of the close of business on the Closing Date the Acquiring Portfolio Shares received by the Merging Portfolio pursuant to Section 2(a) of this Agreement. Such liquidation and distribution will be accompanied by the establishment of shareholder accounts on the share records of the Acquiring Portfolio in the names of each such shareholder of the Merging Portfolio, representing the respective pro rata number of full and fractional Acquiring Portfolio Shares due to each. No such shareholder accounts shall be established by the Acquiring Portfolio or the transfer agent for the Acquiring Portfolio except pursuant to written instructions from the Merging Portfolio, and the Merging Portfolio agrees to provide on the Closing Date instructions to transfer to a shareholder account for each former Merging Portfolio shareholder a pro rata share of the number of the Acquiring Portfolio Shares received pursuant to Section 2(a) of this Agreement.

(b)      Promptly after the distribution described in Section 4(a) above, appropriate notification will be mailed by the Acquiring Portfolio or its transfer agent to each record shareholder of the Merging Portfolio receiving such distribution of the Acquiring Portfolio Shares informing such record shareholder of the number of the Acquiring Portfolio Shares distributed to such shareholder and confirming the registration thereof in such shareholder’s name.

(c)      Share certificates representing the Acquiring Portfolio Shares shall not be issued in connection with the Reorganization. Ownership of the Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio’s transfer agent.

(d)      As promptly as is practicable after the liquidation of the Merging Portfolio, and in no event later than 12 months from the date of this Agreement, the Merging Portfolio shall be completely liquidated and terminated pursuant to the provisions of the Plan and the By-Laws and Articles of Incorporation of CVP.

(e)      Immediately after the Closing Date, the share transfer books of the Merging Portfolio shall be closed and no transfer of shares shall thereafter be made on those books.

5. DECLARATION	OF TRUST AND BY-LAWS

(a)      Declaration of Trust. The Declaration of Trust of FIVIT, which governs its series, in effect at the Effective Time of the Reorganization, shall continue to be the Declaration of Trust of FIVIT until the same shall thereafter be amended or repealed in accordance with its terms or applicable law.

4

(b)      By-Laws. The By-Laws of FIVIT, which govern its series, in effect at the Effective Time of the Reorganization, shall continue to be the By-Laws of FIVIT until the same shall thereafter be amended or repealed in accordance with the terms of FIVIT’s By-Laws or Declaration of Trust or applicable law.

6. REPRESENTATIONS	AND WARRANTIES OF THE ACQUIRING PORTFOLIO

(a)      Organization, Existence, etc. The Acquiring Portfolio is a duly organized series of FIVIT, validly existing and in good standing under the laws of the State of Delaware, and has power to carry on its business as it is now being conducted. Currently, FIVIT is not qualified to do business as a foreign trust or entity under the laws of any jurisdiction. The Acquiring Portfolio has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b)      Registration as Investment Company. FIVIT, of which the Acquiring Portfolio is a series, is registered under the Act as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect. The April 30, 2010 prospectus and statement of additional information of the Acquiring Portfolio conforms or conformed at the time of its use in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended (the “Company Act”) and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder.

(c)      Capitalization. The Acquiring Portfolio is authorized to issue an unlimited number of shares of beneficial interest. As of January 24, 2011, the Acquiring Portfolio had [    ] authorized shares of beneficial interest. All of the outstanding shares of the Acquiring Portfolio have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquiring Portfolio is a series of an open-end management investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization.

(d)      Financial Statements. The audited financial statements of the Acquiring Portfolio for the year ended December 31, 2009, to be delivered to the Merging Portfolio, have been prepared in accordance with generally accepted accounting principles consistently applied, and fairly present the financial position of the Acquiring Portfolio as of December 31, 2009, and the results of its operations and changes in net assets for the year then ended (the “Acquiring Portfolio Financial Statements”).

(e)      Shares to be Issued Upon Reorganization. The Acquiring Portfolio Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable.

(f)      Authority Relative to this Agreement. FIVIT has the power to enter into the Plan on behalf of the Acquiring Portfolio and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated by this Plan have been duly authorized by all necessary action on the part of the Board of Trustees

5

of FIVIT, and no other proceedings by FIVIT are necessary to authorize its officers to effectuate the Plan and the transactions contemplated herein. The Acquiring Portfolio is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by the execution and carrying out of the Plan.

(g)      Liabilities. There are no liabilities of the Acquiring Portfolio, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Portfolio Financial Statements, liabilities incurred in the ordinary course of business subsequent to December 31, 2009, or liabilities otherwise previously disclosed to the Merging Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Portfolio.

(h)      Litigation. To the knowledge of the officers of FIVIT and the FIVIT Board of Trustees there are no material claims, actions, suits, or proceedings, pending or threatened, which would adversely affect the Acquiring Portfolio or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(i)      Contracts. Except for contracts and agreements previously disclosed to the Merging Portfolio under which no default exists, FIVIT, on behalf of the Acquiring Portfolio, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(j)      Taxes. For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Portfolio has met (and will continue to meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (and will continue to be eligible to) and has computed (and will continue to compute) its federal income tax under Section 852 of the Code, has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulations Section 1.817-5 thereunder, and has been an investment company to which Treasury Regulation Section 1.817-5(f) applies.

(k)      Registration Statement. The Acquiring Portfolio shall have filed with the Commission a Registration Statement under the Securities Act relating to the Acquiring Portfolio Shares issuable under this Agreement. At the time the Registration Statement becomes effective, the Registration Statement:

(i)      will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the “Regulations”), and

(ii)      will not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders’ meeting referred to in Section 1, and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information included therein, as amended or supplemented by any amendments or supplements filed by the Acquiring Portfolio and as pertaining to the Acquiring

6

Portfolio, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by the Merging Portfolio for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in Section 7(k).

(l)        Brokerage payments. No brokerage or finders fees are payable in connection with this transaction.

7.         REPRESENTATIONS AND WARRANTIES OF THE MERGING PORTFOLIO

(a)        Organization, Existence, etc. The Merging Portfolio is a duly organized series of CVP, validly existing and in good standing under the laws of the State of Maryland, and has power to carry on its business as it is now being conducted. Currently, CVP is not qualified to do business as a foreign corporation or entity under the laws of any jurisdiction. The Merging Portfolio has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b)        Registration as Investment Company. CVP, of which the Merging Portfolio is a series, is registered under the Act as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect. The April 30, 2010 prospectus and statement of additional information of the Merging Portfolio conforms or conformed at the time of its use in all material respects to the applicable requirements of the Securities Act and the Company Act and the rules and regulations of the Commission thereunder.

(c)        Capitalization. The Merging Portfolio has              authorized shares of common stock, $0.10 par value, of which as of January 24, 2011, [              ] shares were outstanding. All of the outstanding shares of the Merging Portfolio have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Merging Portfolio is a series of an open-end management investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares of the Merging Portfolio may change prior to the Effective Date of the Reorganization.

(d)        Financial Statements. The audited financial statements of the Merging Portfolio for the year ended December 31, 2009, to be delivered to the Acquiring Portfolio, have been prepared in accordance with generally accepted accounting principles consistently applied, and fairly present the financial position of the Merging Portfolio as of December 31, 2009, and the results of its operations and changes in net assets for the year then ended (the “Merging Portfolio Financial Statements”).

(e)        Authority Relative to this Agreement. CVP has the power to enter into the Plan on behalf of its series, the Merging Portfolio, and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated by this Plan have been duly authorized by all necessary action on the part of the Board of Directors

7

of CVP, and, except for approval by the holders of its outstanding shares, no other proceedings by CVP are necessary to authorize its officers to effectuate the Plan and the transactions contemplated herein. The Merging Portfolio is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by the execution and carrying out of the Plan.

(f)        Liabilities. There are no liabilities of the Merging Portfolio whether or not determined or determinable, other than liabilities disclosed or provided for in the Merging Portfolio Financial Statements, liabilities incurred in the ordinary course of business subsequent to December 31, 2009, or liabilities otherwise previously disclosed to the Acquiring Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Merging Portfolio.

(g)        Litigation. To the knowledge of the officers of CVP and the CVP Board of Directors, there are no material claims, actions, suits, or proceedings, pending or threatened, which would adversely affect the Merging Portfolio or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h)        Contracts. Except for contracts and agreements previously disclosed to the Acquiring Portfolio under which no default exists, CVP, on behalf of the Merging Portfolio, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i)        Taxes. For each taxable year of its operation (including the taxable year ending on the Closing Date), the Merging Portfolio has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulations Section 1.817-5 thereunder, and has been an investment company to which Treasury Regulation Section 1.817-5(f) applies.

(j)        Portfolio Securities. All securities to be listed in the schedule of investments of the Merging Portfolio as of the Effective Time of the Reorganization will be owned by CVP on behalf of the Merging Portfolio free and clear of any liens, claims, charges, options, and encumbrances, except as indicated in the schedule. Except as so indicated, none of the securities is, or after the Reorganization as contemplated by this Plan will be, subject to any legal or contractual restrictions on disposition (including restrictions as to the public offering or sale of the securities under the Securities Act), and all the securities are or will be readily marketable.

(k)        Registration Statement. The Merging Portfolio will cooperate with the Acquiring Portfolio in connection with the Registration Statement referred to in Section 6(k) of this Agreement, and will furnish to the Acquiring Portfolio the information relating to the Merging Portfolio required by the Securities Act and the regulations promulgated thereunder to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Merging Portfolio:

8

(i)         will comply in all material respects with the provisions of the Securities Act and the Regulations, and

(ii)        will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders’ meeting referred to in Section 1 and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information included therein, as amended or supplemented by any amendments or supplements filed by the Acquiring Portfolio, insofar as it relates to the Merging Portfolio, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by the Merging Portfolio for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in this Section 7(k).

(l)        Brokerage payments. No brokerage or finders fees are payable in connection with this transaction.

(m)      Tax Returns. All U.S. federal and other tax returns, dividend reporting forms and other tax-related reports of the Merging Portfolio required by law have been filed (taking into account any extensions), shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all U.S. federal and other taxes shown as due or required to be shown as due from the Merging Portfolio on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns.

8.        CONDITIONS TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

The obligations of the Acquiring Portfolio under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a)        Representations, Warranties, and Agreements. As of the Effective Time of the Reorganization, the Merging Portfolio shall have complied with each of its obligations under this Agreement, the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Merging Portfolio since December 31, 2009. As of the Effective Time of the Reorganization, the Acquiring Portfolio shall have received a certificate from the Merging Portfolio satisfactory in form and substance to the Acquiring Portfolio indicating that the Merging Portfolio has met the terms stated in this Section.

9

(b)        Regulatory Approval. All necessary orders of exemption under the Company Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission, and all approvals, registrations, and exemptions under federal and state securities laws considered to be necessary shall have been obtained.

(c)        Tax Opinion. The Acquiring Portfolio shall have received the opinion of counsel, addressed to and in form and substance satisfactory to the Acquiring Portfolio, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to the Acquiring Portfolio and its shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of the Merging Portfolio in connection with the Reorganization, and on such other written representations as the Merging Portfolio and the Acquiring Portfolio will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

(i)          The transfer of all the Merging Portfolio’s assets to the Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of all the liabilities of the Merging Portfolio followed by the pro rata distribution by the Merging Portfolio of all the Acquiring Portfolio Shares to the Merging Portfolio shareholders in complete liquidation of the Merging Portfolio, as set forth in Section 2 of this Agreement, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code and the Acquiring Portfolio and the Merging Portfolio will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(ii)         No gain or loss will be recognized by the Acquiring Portfolio upon the receipt of all the assets of the Merging Portfolio solely in exchange for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of all the liabilities of the Merging Portfolio.

(iii)        No gain or loss will be recognized by the Merging Portfolio upon the transfer of all the Merging Portfolio’s assets to the Acquiring Portfolio solely in exchange for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of all the liabilities of the Merging Portfolio or upon the distribution (whether actual or constructive) of Acquiring Portfolio Shares to the Merging Portfolio shareholders solely in exchange for such shareholders’ shares of the Merging Portfolio in complete liquidation of the Merging Portfolio.

(iv)        No gain or loss will be recognized by the Merging Portfolio shareholders upon the exchange of their Merging Portfolio shares solely for Acquiring Portfolio Shares in the Reorganization.

(v)         The aggregate tax basis of the Acquiring Portfolio Shares received by each Merging Portfolio shareholder pursuant to the Reorganization will be the same as the

10

aggregate tax basis of the Merging Portfolio shares exchanged therefor by such shareholder. The holding period of Acquiring Portfolio Shares received by each Merging Portfolio shareholder will include the period during which the Merging Portfolio shares exchanged therefor were held by such shareholder, provided such Merging Portfolio shares are held as capital assets at the time of the Reorganization.

(vi)         The tax basis of the Merging Portfolio’s assets transferred to the Acquiring Portfolio will be the same as the adjusted tax basis of such assets to the Merging Portfolio immediately before the Reorganization. The holding period of the assets of the Merging Portfolio in the hands of the Acquiring Portfolio will include the period during which those assets were held by the Merging Portfolio immediately prior to the Reorganization.

(vii)        The Acquiring Portfolio will take into account the items of the Merging Portfolio described under Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Treasury Regulations thereunder.

The opinion will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) as a result of the transfer of such asset regardless of whether such transfer would otherwise be a nonrecognition transaction.

The opinion shall be based on customary assumptions and is conditioned upon the receipt of such representations as counsel may reasonably request of the Acquiring Portfolio and the Merging Portfolio and the tax owners of the Portfolios. In addition, counsel shall assume that any statement or representation made “to the best knowledge of” or “to the knowledge of” any person or entity is and will be true without such qualification.

(d)        Opinion of Counsel. The Acquiring Portfolio shall have received the opinion of counsel for the Merging Portfolio, dated as of the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Acquiring Portfolio, to the effect that:

(i)          CVP is an open-end management company registered under the Securities Act and the Company Act, and is duly organized and validly existing in good standing as a corporation under the laws of the State of Maryland;

(ii)         The Merging Portfolio is a series of CVP;

(iii)        The Plan and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Directors of CVP, and the Plan has been duly executed and delivered by CVP on behalf of the Merging Portfolio and, assuming due authorization, execution, and delivery of the Plan by FIVIT on behalf of the Acquiring Portfolio, is a valid and binding obligation of CVP and its series, the Merging Portfolio;

11

(iv)        The execution and delivery of the Plan by the Merging Portfolio did not, and the performance by CVP and the Merging Portfolio of their respective obligations hereunder will not: (a) violate CVP’s Articles of Incorporation, as amended, or its By-Laws, as amended; or (b) violate any provision of any material agreement known to such counsel; and

(v)         To the knowledge of such counsel, and without any independent investigation, (i) the Merging Portfolio is not subject to any litigation or other proceedings, other than as already disclosed to the Acquiring Portfolio, that might have a materially adverse effect on the operations of the Merging Portfolio, (ii) the Merging Portfolio is registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Merging Portfolio under the federal laws of the United States or the laws of the State of Maryland or under state securities or “Blue Sky” laws to permit consummation, in all material respects, of the transactions contemplated by the Plan, have been obtained or made.

9. CONDITIONS TO OBLIGATIONS OF THE MERGING PORTFOLIO

The obligations of the Merging Portfolio under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a)        Shareholder Approval. The Plan shall have been approved by the affirmative vote of a majority of the outstanding voting securities of the Merging Portfolio as required by the Act. This means that the Plan must be approved by the lesser of: (i) 67% of the shares of the Merging Portfolio entitled to vote and present at a meeting if the holders of more than 50% of the outstanding shares entitled to vote are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Merging Portfolio entitled to vote.

(b)        Representations, Warranties and, Agreements. As of the Effective Time of the Reorganization, the Acquiring Portfolio shall have complied with each of its responsibilities under this Agreement, the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of the Acquiring Portfolio since December 31, 2009. As of the Effective Time of the Reorganization, the Merging Portfolio shall have received a certificate from the Acquiring Portfolio satisfactory in form and substance to the Merging Portfolio indicating that the Acquiring Portfolio has met the terms stated in this Section.

(c)        Regulatory Approval. The Registration Statement referred to in Section 6(k) shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued; all necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission; and all approvals, registrations, and exemptions under federal and state securities laws considered to be necessary shall have been obtained.

12

(d)        Tax Opinion. The Merging Portfolio shall have received the opinion of counsel, addressed to and in form and substance satisfactory to the Merging Portfolio, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to the Merging Portfolio and its shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of the Merging Portfolio in connection with the Reorganization, and on such other written representations as the Merging Portfolio and the Acquiring Portfolio will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

(i)          The transfer of all the Merging Portfolio’s assets to the Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of all the liabilities of the Merging Portfolio followed by the pro rata distribution by the Merging Portfolio of all the Acquiring Portfolio Shares to the Merging Portfolio shareholders in complete liquidation of the Merging Portfolio, as set forth in Section 2 of this Agreement, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code and the Acquiring Portfolio and the Merging Portfolio will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(ii)         No gain or loss will be recognized by the Acquiring Portfolio upon the receipt of all the assets of the Merging Portfolio solely in exchange for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of all the liabilities of the Merging Portfolio.

(iii)        No gain or loss will be recognized by the Merging Portfolio upon the transfer of all the Merging Portfolio’s assets to the Acquiring Portfolio solely in exchange for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of all the liabilities of the Merging Portfolio or upon the distribution (whether actual or constructive) of Acquiring Portfolio Shares to the Merging Portfolio shareholders solely in exchange for such shareholders’ shares of the Merging Portfolio in complete liquidation of the Merging Portfolio.

(iv)        No gain or loss will be recognized by the Merging Portfolio shareholders upon the exchange of their Merging Portfolio shares solely for Acquiring Portfolio Shares in the Reorganization.

(v)         The aggregate tax basis of the Acquiring Portfolio Shares received by each Merging Portfolio shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Merging Portfolio shares exchanged therefor by such shareholder. The holding period of Acquiring Portfolio Shares received by each Merging Portfolio shareholder will include the period during which the Merging Portfolio shares exchanged therefor were held by such shareholder, provided such Merging Portfolio shares are held as capital assets at the time of the Reorganization.

13

(vi)         The tax basis of the Merging Portfolio’s assets transferred to the Acquiring Portfolio will be the same as the adjusted tax basis of such assets to the Merging Portfolio immediately before the Reorganization. The holding period of the assets of the Merging Portfolio in the hands of the Acquiring Portfolio will include the period during which those assets were held by the Merging Portfolio immediately prior to the Reorganization.

(vii)        The Acquiring Portfolio will take into account the items of the Merging Portfolio described under Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Treasury Regulations thereunder.

The opinion will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) as a result of the transfer of such asset regardless of whether such transfer would otherwise be a nonrecognition transaction.

The opinion shall be based on customary assumptions and is conditioned upon the receipt of such representations as counsel may reasonably request of the Acquiring Portfolio and the Merging Portfolio and the tax owners of the Portfolios. In addition, counsel shall assume that any statement or representation made “to the best knowledge of” or “to the knowledge of” any person or entity is and will be true without such qualification.

(e)        Opinion of Counsel. The Merging Portfolio shall have received the opinion of counsel for the Acquiring Portfolio, dated as of the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Merging Portfolio, to the effect that:

(i)          FIVIT is an open-end management company registered under the Securities Act and the Company Act, and is duly organized and validly existing in good standing under the laws of the State of Delaware;

(ii)         The Acquiring Portfolio is a series of FIVIT;

(iii)        The Plan and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Trustees of FIVIT, and the Plan has been duly executed and delivered by FIVIT on behalf of the Acquiring Portfolio and, assuming due authorization, execution, and delivery of the Plan by CVP on behalf of the Merging Portfolio, is a valid and binding obligation of FIVIT and its series, the Acquiring Portfolio;

(iv)        The execution and delivery of the Plan by the Acquiring Portfolio did not, and the performance by FIVIT and the Acquiring Portfolio of their respective obligations hereunder will not: (a) violate FIVIT’s Declaration of Trust, as amended, or its By-Laws, as amended; or (b) violate any provision of any material agreement known to such counsel;

14

(v)         To the knowledge of such counsel, and without any independent investigation, (i) the Acquiring Portfolio is not subject to any litigation or other proceedings, other than as already disclosed to the Merging Portfolio, that might have a materially adverse effect on the operations of the Acquiring Portfolio, (ii) the Acquiring Portfolio is registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Portfolio under the federal laws of the United States or the laws of the State of Delaware or under state securities or “Blue Sky” laws to permit consummation, in all material respects, of the transactions contemplated by the Plan, have been obtained or made; and

(vi)        The Acquiring Portfolio Shares to be issued pursuant to the Reorganization have been duly authorized and upon issuance thereof in accordance with the Plan and FIVIT’s Declaration of Trust and By-Laws will be legally issued, fully paid and non-assessable shares of beneficial interest of the Acquiring Portfolio.

10.	AMENDMENTS, TERMINATIONS, NON-SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

(a)        The parties hereto may, by agreement in writing authorized by the Board of Directors or Trustees of each party, amend the Plan at any time before or after approval of the Plan by shareholders of the Merging Portfolio, but after such approval, no amendment shall be made that materially changes the terms of this Agreement.

(b)        At any time prior to the Effective Time of the Reorganization, any of the parties may by written instrument signed by it: (i) waive any inaccuracies in the representations and warranties made pursuant to this Agreement, and (ii) waive compliance with any of the covenants or conditions made for its benefit pursuant to this Agreement.

(c)        The Merging Portfolio may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to the Acquiring Portfolio if: (i) a material condition to its performance under this Agreement or a material covenant of the Acquiring Portfolio contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by the Acquiring Portfolio.

(d)        The Acquiring Portfolio may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to the Merging Portfolio if: (i) a material condition to its performance under this Agreement or a material covenant of the Merging Portfolio contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by the Merging Portfolio.

(e)        The Plan may be terminated by either party at any time prior to the Effective Time of the Reorganization upon notice to the other party, whether before or after approval by the shareholders of the Merging Portfolio, without liability on the part of either party hereto or its respective Directors, Trustees, officers, or shareholders, and shall be terminated without liability as of the close of business on November 30, 2011, if the Effective Time of the Reorganization is not on or prior to such date.

15

(f)        No representations, warranties, or covenants in or pursuant to the Plan, including, but not limited to, any documents delivered or deliverable subsequent to the Closing, shall survive the Reorganization.

11.        EXPENSES

Neither the Merging Portfolio nor the Acquiring Portfolio shall pay for any of the following costs associated with the Reorganization: proxy solicitation, tabulation, mailing and printing, preparation of the Registration Statement, legal counsel, issuance of the tax opinion, and any special billings imposed by either Portfolio’s auditors in connection with the Reorganization. ALPS Advisors, Inc., the investment adviser to FIVIT, and Calvert Asset Management Company, Inc., the investment adviser to CVP, or their affiliates, have agreed to pay for such costs and to allocate the costs among them. Other than as described herein, each Portfolio will bear its own expenses incurred in connection with this Reorganization, including, with respect to the Merging Portfolio, the cost of any tail insurance that the CVP Board of Directors may deem advisable.

12.        GENERAL

This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Plan between the parties and may not be changed or terminated orally. The Plan may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to the parties hereto. The headings contained in the Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan. Nothing in the Plan, expressed or implied, is intended to confer upon any other person any rights or remedies by reason of the Plan.

16

IN WITNESS WHEREOF, the Merging Portfolio and the Acquiring Portfolio have caused the Plan to be executed on their behalf by their respective President, Vice President or Treasurer, and their seals to be affixed hereto and attested by their respective Secretary or Assistant Secretary, all as of the day and year first above written, and to be delivered as required.

CALVERT VARIABLE PRODUCTS, INC. on behalf of Calvert VP Lifestyle Portfolio

Attest:

By:	By:
Name:	Name:
Title:	Title:

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST on behalf of Ibbotson ETF Asset Allocation Portfolio
Attest:

By:	By:
Name:	Name:
Title:	Title:

17

Exhibit A

AS OF [                 ], 20[    ]

EARNINGS AND PROFITS[1]	$[ ]

CAPITAL LOSS CARRYOVERS[2]	$[ ]

1 EARNINGS AND PROFITS OF THE FUND HAVE BEEN COMPLETED WITH THE BEST INFORMATION AVAILABLE AS OF [    /    /        ]. EARNINGS AND PROFITS DOES NOT INCLUDE CAPITAL LOSSES GENERATED IN THE AMOUNT OF $[            ] PURSUANT TO §852(c).

2 THE CAPITAL LOSS CARRYOVERS WAS CALCULATED FOR THE FUND WITH THE BEST INFORMATION AVAILABLE AS OF [    /    /        ].

18

STATEMENT OF ADDITIONAL INFORMATION

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

Ibbotson Income and Growth ETF Asset Allocation Portfolio: Class II (IETFX)

Ibbotson Balanced ETF Asset Allocation Portfolio: Class II (BETFX)

Ibbotson Growth ETF Asset Allocation Portfolio: Class II (AGTFX)

Relating to the Acquisition of the Assets and Liabilities of

Calvert VP Lifestyle Conservative Portfolio

Calvert VP Lifestyle Moderate Portfolio

Calvert VP Lifestyle Aggressive Portfolio

4550 Montgomery Avenue

Suite 1000N

Bethesda, MD 20814

(800)-368-2745

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Prospectus/Proxy Statement dated January 28, 2011, for use in connection with the Meeting of Shareholders (the “Meeting”) of the Calvert VP Lifestyle Conservative Portfolio, Calvert VP Lifestyle Moderate Portfolio and Calvert VP Lifestyle Aggressive Portfolio (the “Calvert Portfolios”), to be held on April 15, 2011. At the Meeting, shareholders of each of the Calvert Portfolios will be asked to approve the Reorganization of each Calvert Portfolio into Class II of the corresponding Ibbotson Portfolio, as follows: Ibbotson Income and Growth ETF Asset Allocation Portfolio, Ibbotson Balanced ETF Asset Allocation Portfolio and Ibbotson Growth ETF Asset Allocation Portfolio, respectively (the “Ibbotson Portfolios”), each an existing series of Financial Investors Variable Insurance Trust, as described in the Prospectus/Proxy Statement. Copies of the Prospectus/Proxy Statement may be obtained at no charge by writing to Calvert Client Services at the address shown above or by calling (800) 368-2745.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about the Calvert Portfolios and the Ibbotson Portfolios is contained in their respective Statements of Additional Information dated April 30, 2010, as supplemented from time to time, which are incorporated herein by reference only insofar as they relate to such Portfolios. No other parts are incorporated by reference herein.

The audited financial statements, financial highlights and related independent registered public accounting firm’s reports for the Calvert Portfolios and the Ibbotson Portfolios are contained in their respective Annual Reports as of and for the year ended December 31, 2009, which are incorporated herein by reference only insofar as they relate to the Calvert Portfolios or the Ibbotson Portfolios, as applicable. The unaudited financial statements and financial highlights for the Calvert Portfolios and the Ibbotson Portfolios are contained in their respective Semi-Annual Reports as of and for the six-month period ended June 30, 2010, which are incorporated herein by reference only insofar as they relate to the Calvert Portfolios or the Ibbotson Portfolios, as applicable. No other parts of the Annual Reports and Semi-Annual Reports are incorporated by reference herein. Unaudited pro forma financial statements relating to the Ibbotson Portfolios as of June 30, 2010, and for the fiscal year then ended, are attached hereto.

The date of this Statement of Additional Information is January 28, 2011.

Ibbotson Income and Growth ETF Asset Allocation Portfolio

Pro-Forma

Combined Portfolio of Investments (unaudited)

June 30, 2010

	Calvert VP Lifestyle Conservative Portfolio Shares	Ibbotson Income and Growth ETF Asset Allocation Portfolio Shares	Pro Forma Adjustments Shares	Pro Forma Combined Fund Shares	Calvert VP Lifestyle Conservative Portfolio Value	Ibbotson Income and Growth ETF Asset Allocation Portfolio Value	Pro Forma Adjustments Value	Pro Forma Combined Fund Value
Exchange Traded Funds - 91.7%

iShares Barclays Aggregate Bond Fund	18,500	-	-	18,500	$1,984,125	$-	$-	$1,984,125
iShares Barclays Intermediate Credit Bond Fund	4,000	14,750	-	18,750	421,200	1,553,175	-	1,974,375
iShares Barclays MBS Bond Fund	6,400	-	-	6,400	700,352	-	-	700,352
iShares Barclays TIPS Bond Fund	2,600	34,805	-	37,405	277,966	3,721,003	-	3,998,969
iShares iBoxx $ High Yield Corporate Bond Fund	6,600	-	-	6,600	560,340	-	-	560,340
iShares MSCI EAFE Index Fund	3,800	52,785	-	56,585	176,738	2,455,030	-	2,631,768
iShares Russell 2000 Index Fund	2,800	-	-	2,800	171,024	-	-	171,024
iShares S&P 500 Growth Index Fund	19,000	-	-	19,000	1,005,860	-	-	1,005,860
iShares S&P 500 Index Fund	8,000	66,813	-	74,813	827,680	6,912,473	-	7,740,153
iShares S&P 500 Value Index Fund	20,300	-	-	20,300	1,008,098	-	-	1,008,098
SPDR S&P MidCap 400 Trust(2)	4,100	-	(4,100)	-	529,556	-	(529,556)	-
Vanguard Emerging Markets ETF	7,700	16,111	-	23,811	292,523	612,057	-	904,580
Vanguard REIT ETF	2,500	-	-	2,500	116,225	-	-	116,225
Vanguard Short-Term Bond ETF	-	57,444	-	57,444	-	4,652,964	-	4,652,964
Vanguard Small-Cap ETF	-	18,945	-	18,945	-	1,072,287	-	1,072,287
Vanguard Total Bond Market ETF	-	91,543	-	91,543	-	7,449,769	-	7,449,769

Total Exchange Traded Funds
(Cost $8,204,948, $27,467,427, and $35,117,037, respectively)					8,071,687	28,428,758	(529,556)	35,970,889

Exchange Traded Notes - 2.4%

iPATH Dow Jones-UBS Commodity Index Total Return ETN (1)	-	24,908	-	24,908	-	937,537	-	937,537

Total Exchange Traded Notes					-	937,537	-	937,537

(Cost $0, $986,994, and $986,994, respectively)

Short-Term Investments - 6.7%

State Street Corp. Time Deposit, 0.01%, 7/1/10	150,993	-	-	150,993	150,993	-	-	150,993
Morgan Stanley Institutional Liquidity Funds -
Prime Portfolio (seven-day effective yield 0.164%)	-	2,487,645	-	2,487,645	-	2,487,645	-	2,487,645

Total Short-Term Investments
(Cost $150,993, $2,487,645, and $2,638,638, respectively)					150,993	2,487,645	-	2,638,638

Total Investments - 100.8%
(Cost $8,355,941, $30,942,066, and $38,742,669, respectively)					8,222,680	31,853,940	(529,556)	39,547,064

Other assets and liabilities, net - (0.8)%(2)					102,141	(961,187)	529,556	(329,490)

Net Assets - 100.0%					$8,324,821	$30,892,753	$-	$39,217,574

(1) Non-income producing security

(2) Investments in the target Portfolio that do not meet investment restrictions of the acquiring Portfolio have been adjusted to eliminate the position, with the estimated proceeds, net of estimated transaction costs, shown in Receivable for investments sold. Subsequent to the selling of these investments the acquiring Portfolio will reinvest the proceeds to meet the 80% ETF investment requirement currently prescribed for the acquiring Portfolio.

Ibbotson Balanced ETF Asset Allocation Portfolio

Pro-Forma

Combined Portfolio of Investments (unaudited)

June 30, 2010

	Calvert VP Lifestyle Moderate Portfolio Shares	Ibbotson Balanced ETF Asset Allocation Portfolio Shares	Pro Forma Adjustments Shares	Pro Forma Combined Fund Shares	Calvert VP Lifestyle Moderate Portfolio Value	Ibbotson Balanced ETF Asset Allocation Portfolio Value	Pro Forma Adjustments Value	Pro Forma Combined Fund Value
Exchange Traded Funds - 92.4%

iShares Barclays Aggregate Bond Fund	26,800	-	-	26,800	$2,874,300	$-	$-	$2,874,300
iShares Barclays Intermediate Credit Bond Fund	5,800	25,485	-	31,285	610,740	2,683,571	-	3,294,311
iShares Barclays MBS Bond Fund	9,400	-	-	9,400	1,028,642	-	-	1,028,642
iShares Barclays TIPS Bond Fund	3,800	50,292	-	54,092	406,258	5,376,718	-	5,782,976
iShares iBoxx $ High Yield Corporate Bond Fund	9,700	-	-	9,700	823,530	-	-	823,530
iShares MSCI EAFE Index Fund	13,000	171,316	-	184,316	604,630	7,967,907	-	8,572,537
iShares Russell 2000 Index Fund	9,900	-	-	9,900	604,692	-	-	604,692
iShares S&P 500 Growth Index Fund	65,100	-	-	65,100	3,446,394	-	-	3,446,394
iShares S&P 500 Index Fund	27,400	196,085	-	223,485	2,834,804	20,286,954	-	23,121,758
iShares S&P 500 Value Index Fund	69,400	-	-	69,400	3,446,404	-	-	3,446,404
SPDR S&P MidCap 400 Trust(2)	14,100	-	(14,100)	-	1,821,156	-	(1,821,156)	-
Vanguard Emerging Markets ETF	26,600	69,674	-	96,274	1,010,534	2,646,915	-	3,657,449
Vanguard REIT ETF	8,700	42,873	-	51,573	404,463	1,993,166	-	2,397,629
Vanguard Short-Term Bond ETF	-	74,655	-	74,655	-	6,047,055	-	6,047,055
Vanguard Small-Cap ETF	-	64,508	-	64,508	-	3,651,153	-	3,651,153
Vanguard Total Bond Market ETF	-	156,846	-	156,846	-	12,764,127	-	12,764,127

Total Exchange Traded Funds
(Cost $19,982,178, $60,250,139, and $78,390,535, respectively)					19,916,547	63,417,566	(1,821,156)	81,512,957

Exchange Traded Notes - 2.3%

iPATH Dow Jones-UBS Commodity Index Total Return ETN(1)	-	53,958	-	53,958	-	2,030,979	-	2,030,979

Total Exchange Traded Notes					-	2,030,979	-	2,030,979

(Cost $0, $2,148,163, and $2,148,163, respectively)

Short-Term Investments - 3.5%

State Street Corp. Time Deposit, 0.01%, 7/1/10	337,642	-	-	337,642	337,642	-	-	337,642
Morgan Stanley Institutional Liquidity Funds -
Prime Portfolio (seven-day effective yield 0.164%)	-	2,721,452	-	2,721,452	-	2,721,452	-	2,721,452

Total Short-Term Investments
(Cost $337,642, $2,721,452, and $3,059,094, respectively)					337,642	2,721,452	-	3,059,094

Total Investments - 98.2%
(Cost $20,319,820, $65,119,754, and $83,597,792, respectively)					20,254,189	68,169,997	(1,821,156)	86,603,030

Other assets and liabilities, net -1.8%(2)					86,346	(352,617)	1,821,156	1,554,885

Net Assets - 100.0%					$20,340,535	$67,817,380	$-	$88,157,915

(1) Non-income producing security

(2) Investments in the target Portfolio that do not meet investment restrictions of the acquiring Portfolio have been adjusted to eliminate the position, with the estimated proceeds, net of estimated transaction costs, shown in Receivable for investments sold. Subsequent to the selling of these investments the acquiring Portfolio will reinvest the proceeds to meet the 80% ETF investment requirement currently prescribed for the acquiring Portfolio.

Ibbotson Growth ETF Asset Allocation Portfolio

Pro-Forma

Combined Portfolio of Investments (unaudited)

June 30, 2010

	Calvert VP Lifestyle Aggressive Portfolio Shares	Ibbotson Growth ETF Asset Allocation Portfolio Shares	Pro Forma Adjustments Shares	Pro Forma Combined Fund Shares	Calvert VP Lifestyle Aggressive Portfolio Value	Ibbotson Growth ETF Asset Allocation Portfolio Value	Pro Forma Adjustments Value	Pro Forma Combined Fund Value
Exchange Traded Funds - 96.2%

iShares Barclays Aggregate Bond Fund	3,800	-	-	3,800	$407,550	$-	$-	$407,550
iShares Barclays Intermediate Credit Bond Fund	800	19,137	-	19,937	84,240	2,015,126	-	2,099,366
iShares Barclays MBS Bond Fund	1,400	-	-	1,400	153,202	-	-	153,202
iShares Barclays TIPS Bond Fund	600	18,861	-	19,461	64,146	2,016,430	-	2,080,576
iShares iBoxx $ High Yield Corporate Bond Fund	1,500	-	-	1,500	127,350	-	-	127,350
iShares MSCI EAFE Index Fund	11,500	228,677	-	240,177	534,865	10,635,767	-	11,170,632
iShares Russell 2000 Index Fund	5,800	-	-	5,800	354,264	-	-	354,264
iShares S&P 500 Growth Index Fund	35,900	-	-	35,900	1,900,546	-	-	1,900,546
iShares S&P 500 Index Fund	15,900	247,833	-	263,733	1,645,014	25,640,802	-	27,285,816
iShares S&P 500 Value Index Fund	38,200	-	-	38,200	1,897,012	-	-	1,897,012
SPDR S&P MidCap 400 Trust(2)	8,100	-	(8,100)	-	1,046,196	-	(1,046,196)	-
Vanguard Emerging Markets ETF	15,400	104,724	-	120,124	585,046	3,978,465	-	4,563,511
Vanguard REIT ETF	5,000	71,562	-	76,562	232,450	3,326,917	-	3,559,367
Vanguard Short-Term Bond ETF	-	41,473	-	41,473	-	3,359,313	-	3,359,313
Vanguard Small-Cap ETF	-	88,010	-	88,010	-	4,981,366	-	4,981,366
Vanguard Total Bond Market ETF	-	99,141	-	99,141	-	8,068,095	-	8,068,095

Total Exchange Traded Funds
(Cost $9,478,622, $61,498,678, and $69,883,943, respectively)					9,031,881	64,022,281	(1,046,196)	72,007,966

Exchange Traded Notes -3.6%

iPATH Dow Jones-UBS Commodity Index Total Return ETN(1)	-	72,119	-	72,119	-	2,714,559	-	2,714,559

Total Exchange Traded Notes					-	2,714,559	-	2,714,559

(Cost $0, $2,870,087, and $2,870,087, respectively)

Short-Term Investments - 0.6%

Morgan Stanley Institutional Liquidity Funds - Prime Portfolio (seven-day effective yield 0.164%)	-	406,661	-	406,661	-	406,661	-	406,661

Total Short-Term Investments
(Cost $0, $406,661, and $406,661, respectively)					-	406,661	-	406,661

Total Investments - 100.4%
(Cost $9,478,622, $64,775,426, and $73,160,691, respectively)					9,031,881	67,143,501	(1,046,196)	75,129,186

Other assets and liabilities, net - (0.4)%(2)					55,424	(1,365,649)	1,046,196	(264,029)

Net Assets - 100.0%					$9,087,305	$65,777,852	$-	$74,865,157

(1) Non-income producing security

(2) Investments in the target Portfolio that do not meet investment restrictions of the acquiring Portfolio have been adjusted to eliminate the position, with the estimated proceeds, net of estimated transaction costs, shown in Receivable for investments sold. Subsequent to the selling of these investments the acquiring Portfolio will reinvest the proceeds to meet the 80% ETF investment requirement currently prescribed for the acquiring Portfolio.

Ibbotson Income and Growth ETF Asset Allocation Portfolio

Statement of Assets and Liabilities Pro Forma (unaudited)

As of June 30, 2010

	Calvert VP Lifestyle Conservative Portfolio	Ibbotson Income and Growth ETF Asset Allocation Portfolio	Pro Forma Adjustments		Pro Forma Combined Fund
Assets:
Investments, at value	$8,222,680	$31,853,940	$(529,556	) (1)	$39,547,064
Receivable for investments sold	158,345	137,922	529,556	(1)	825,823
Receivable for shares sold	-	3,172	-		3,172
Interest and dividends receivable	1,474	217	-		1,691
Other assets	360	3,350	-		3,710
Total Assets	8,382,859	31,998,601	-		40,381,460

Liabilities:
Payable for investments purchased	40,814	1,073,001	-		1,113,815
Payable for shares redeemed	961	4,832	-		5,793
Payable to advisor	4,151	6,742	-		10,893
Payable for 12b-1 fees Class II	-	5,896	-		5,896
Payable for audit fees	-	10,060	-		10,060
Accrued expenses and other liabilities	12,112	5,317	-		17,429
Total liabilities	58,038	1,105,848	-		1,163,886
Net Assets	$8,324,821	$30,892,753	$-		$39,217,574

Net Assets Consist of:
Paid-in capital	$8,425,352	$29,748,289	$-		$38,173,641
Accumulated net investment income	96,392	588,387	-		684,779
Accumulated net realized loss	(63,662)	(355,797)	(25,782	) (1)	(445,241)
Net unrealized appreciation/(depreciation)	(133,261)	911,874	25,782	(1)	804,395
Net Assets	$8,324,821	$30,892,753	$-		$39,217,574

Investments, at Cost	$8,355,941	$30,942,066	$(555,338)	(1)	$38,742,669

Pricing of Shares:

Class I:
Net Assets	$-	$1,449,449	-		$1,449,449
Shares of beneficial interest outstanding	-	154,404	-		154,404
Net asset value, offering and redemption price per share	$-	$9.39	-		$9.39

Class II:
Net Assets	$8,324,821	$29,443,304	$-		$37,768,125

Target Portfolio Shares of Common Stock Outstanding and Acquiring Portfolio Shares of beneficial interest outstanding	174,961	3,023,980	679,743	(2)	3,878,684
Net asset value, offering and redemption price per share	$47.58	$9.74			$9.74

(1) Investments in the target Portfolio that do not meet investment restrictions of the acquiring Portfolio have been adjusted to eliminate the position, with the estimated proceeds, net of estimated transaction costs, shown in Receivable for investments sold. Subsequent to the selling of these investments the acquiring Portfolio will reinvest the proceeds to meet the 80% ETF investment requirement currently prescribed for the acquiring Portfolio.

(2) Reflects change in shares outstanding due to the exchange of shares of Calvert VP Lifestyle Conservative Portfolio for Class II shares of Ibbotson Income and Growth ETF Asset Allocation Portfolio.

Ibbotson Balanced ETF Asset Allocation Portfolio

Statement of Assets and Liabilities Pro Forma (unaudited)

As of June 30, 2010

	Calvert VP Lifestyle Moderate Portfolio	Ibbotson Balanced ETF Asset Allocation Portfolio	Pro Forma Adjustments		Pro Forma Combined Fund
Assets:
Investments, at value	$20,254,189	$68,169,997	$(1,821,156)	(1)	$86,603,030
Receivable for investments sold	288,956	791,681	1,821,156	(1)	2,901,793
Receivable for shares sold	46,750	1,084,441	-		1,131,191
Interest and dividends receivable	5,122	238	-		5,360
Other assets	446	7,999	-		8,445
Total Assets	20,595,463	70,054,356	-		90,649,819

Liabilities:
Payable for investments purchased	222,538	2,169,703	-		2,392,241
Payable for shares redeemed	6,960	16,889	-		23,849
Payable to advisor	10,920	17,542	-		28,462
Payable for 12b-1 fees Class II	-	12,620	-		12,620
Payable for audit fees	-	9,981	-		9,981
Accrued expenses and other liabilities	14,510	10,241	-		24,751
Total liabilities	254,928	2,236,976	-		2,491,904
Net Assets	$20,340,535	$67,817,380	$-		$88,157,915

Net Assets Consist of:
Paid-in capital	$23,099,799	$65,814,757	$-		$88,914,556
Accumulated net investment income	263,438	1,275,848	-		1,539,286
Accumulated net realized loss	(2,957,071)	(2,323,468)	(20,626)	(1)	(5,301,165)
Net unrealized appreciation/(depreciation)	(65,631)	3,050,243	20,626	(1)	3,005,238
Net Assets	$20,340,535	$67,817,380	$-		$88,157,915

Investments, at Cost	$20,319,820	$65,119,754	$(1,841,782)	(1)	$83,597,792

Pricing of Shares:

Class I:
Net Assets	$-	$4,719,246	-		$4,719,246
Shares of beneficial interest outstanding	-	532,339	-		532,339
Net asset value, offering and redemption price per share	$-	$8.87	-		$8.87

Class II:
Net Assets	$20,340,535	$63,098,134	$-		$83,438,669

Target Portfolio Shares of Common Stock Outstanding and Acquiring Portfolio Shares of beneficial interest outstanding	476,113	7,053,913	1,796,572	(2)	9,326,598
Net asset value, offering and redemption price per share	$42.72	$8.95			$8.95

(1) Investments in the target Portfolio that do not meet investment restrictions of the acquiring Portfolio have been adjusted to eliminate the position, with the estimated proceeds, net of estimated transaction costs, shown in Receivable for investments sold. Subsequent to the selling of these investments the acquiring Portfolio will reinvest the proceeds to meet the 80% ETF investment requirement currently prescribed for the acquiring Portfolio.

(2) Reflects change in shares outstanding due to the exchange of shares of Calvert VP Lifestyle Moderate Portfolio for Class II shares of Ibbotson Balanced ETF Asset Allocation Portfolio.

Ibbotson Growth ETF Asset Allocation Portfolio

Statement of Assets and Liabilities Pro Forma (unaudited)

As of June 30, 2010

	Calvert VP Lifestyle Aggressive Portfolio	Ibbotson Growth ETF Asset Allocation Portfolio	Pro Forma Adjustments		Pro Forma Combined Fund
Assets:
Investments, at value	$9,031,881	$67,143,501	$(1,046,196)	(1)	$75,129,186
Receivable for investments sold	235,254	1,531,902	1,046,196	(1)	2,813,352
Receivable for shares sold	869	123,865	-		124,734
Interest and dividends receivable	3,096	64	-		3,160
Other assets	361	8,345	-		8,706
Total Assets	9,271,461	68,807,677	-		78,079,138

Liabilities:
Payable for custodian	155,438	-	-		155,438
Payable for investments purchased	-	1,938,572	-		1,938,572
Payable for shares redeemed	11,798	1,040,090	-		1,051,888
Payable to advisor	4,791	18,281	-		23,072
Payable for 12b-1 fees Class II	-	11,139	-		11,139
Payable for audit fees	-	9,977	-		9,977
Accrued expenses and other liabilities	12,129	11,766	-		23,895
Total liabilities	184,156	3,029,825	-		3,213,981
Net Assets	$9,087,305	$65,777,852	$-		$74,865,157

Net Assets Consist of:
Paid-in capital	$9,601,528	$63,781,323			$73,382,851
Accumulated net investment income	67,976	1,297,005			1,364,981
Accumulated net realized loss	(135,458)	(1,668,551)	(47,161)	(1)	(1,851,170)
Net unrealized appreciation/(depreciation)	(446,741)	2,368,075	47,161	(1)	1,968,495
Net Assets	$9,087,305	$65,777,852	$-		$74,865,157

Investments, at Cost	$9,478,622	$64,775,426	$(1,093,357)	(1)	$73,160,691

Pricing of Shares:

Class I:
Net Assets	$-	$13,392,831	-		$13,392,831
Shares of beneficial interest outstanding	-	1,628,072	-		1,628,072
Net asset value, offering and redemption price per share	$-	$8.23	-		$8.23

Class II:
Net Assets	$9,087,305	$52,385,021	$-		$61,472,326

Target Portfolio Shares of Common Stock Outstanding and Acquiring Portfolio Shares of beneficial interest outstanding	223,150	6,429,163	891,857	(2)	7,544,170
Net asset value, offering and redemption price per share	$40.72	$8.15			$8.15

(1) Investments in the target Portfolio that do not meet investment restrictions of the acquiring Portfolio have been adjusted to eliminate the position, with the estimated proceeds, net of estimated transaction costs, shown in Receivable for investments sold. Subsequent to the selling of these investments the acquiring Portfolio will reinvest the proceeds to meet the 80% ETF investment requirement currently prescribed for the acquiring Portfolio.

(2) Reflects change in shares outstanding due to the exchange of shares of Calvert VP Lifestyle Aggressive Portfolio for Class II shares of Ibbotson Growth ETF Asset Allocation Portfolio.

Ibbotson Income and Growth ETF Asset Allocation Portfolio

Statement of Operations Pro Forma (unaudited)

For the 12 months ended June 30, 2010

	Calvert VP Lifestyle Conservative Portfolio	Ibbotson Income and Growth ETF Asset Allocation Portfolio	Pro Forma Adjustments		Pro Forma Combined Fund
Investment Income
Interest	$34	$1,838	$-		$1,872
Dividends	227,378	609,554	-		836,932
Total investment income	227,412	611,392	-		838,804

Expenses:
Investment advisory fee	39,579	105,971	(7,196)	(1)	138,354
12b-1 fees - Class II	-	56,341	17,990	(2)	74,331
Custodian fee	5,136	13,535	(5,136)	(3)	13,535
Professional fees	19,064	23,198	(19,064)	(3)	23,198
Trustees’ fees and expenses	1,057	7,325	(1,057)	(3)	7,325
Report to shareholder fees	-	2,047	-	(3)	2,047
Other	10,007	12,444	(10,007)	(3)	12,444
Total expenses before waiver	74,843	220,861	(24,470)		271,234
Less fees waived/reimbursed by investment advisor
Class I	-	(2,329)	704	(4)	(1,625)
Class II	(20,690)	(49,162)	22,152	(4)	(47,700)
Fees Paid Indirectly	(182)	-	182	(3)	-
Total net expenses	53,971	169,370	(1,432)		221,909
Net Investment Income	173,441	442,022	1,432		616,895

Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on investments	270,495	265,645	(25,782)	(5)	510,358
Net change in unrealized appreciation/(depreciation) on investments	(227,000)	887,509	25,782	(5)	686,291
Net Realized and Unrealized Gain on Investments	43,495	1,153,154	-		1,196,649

Net Increase in Net Assets Resulting from Operations	$216,936	$1,595,176	$1,432		$1,813,544

(1) Represents adjustment to reflect advisory fee for the post reorganization entity of 45 basis points.

(2) Represents adjustment to reflect 12b-1 fees - Class II for the post reorganization entity.

(3) Represents elimination of duplicative costs.

(4) Represents adjustment to reflect expense limitation agreement of Ibbotson Portfolio for 12 months ended June 30, 2010.

(5) Investments in the target Portfolio that do not meet investment restrictions of the acquiring Portfolio have been adjusted to eliminate the position, with the estimated proceeds, net of estimated transaction costs, shown in Receivable for investments sold. Subsequent to the selling of these investments the acquiring Portfolio will reinvest the proceeds to meet the 80% ETF investment requirement currently prescribed for the acquiring Portfolio.

Ibbotson Balanced ETF Asset Allocation Portfolio

Statement of Operations Pro Forma (unaudited)

For the 12 months ended June 30, 2010

	Calvert VP Lifestyle Moderate Portfolio	Ibbotson Balanced ETF Asset Allocation Portfolio	Pro Forma Adjustments		Pro Forma Combined Fund

Investment Income
Interest	$15	$1,983	$-		$1,998
Dividends	566,392	1,366,807	-		1,933,199

Total investment income	566,407	1,368,790	-		1,935,197

Expenses:
Investment advisory fee	113,814	246,455	(20,693	) (1)	339,576
12b-1 fees - Class II	-	128,169	51,734	(2)	179,903
Custodian fee	6,368	13,589	(6,368	) (3)	13,589
Professional fees	19,877	30,711	(19,877	) (3)	30,711
Trustees’ fees and expenses	3,022	11,378	(3,022	) (3)	11,378
Report to shareholder fees	1,464	8,494	(1,464	) (3)	8,494
Other	26,261	20,819	(26,261	) (3)	20,819

Total expenses before waiver	170,806	459,615	(25,951)		604,470
Less fees waived/reimbursed by investment advisor
Class I	-	(4,354)	1,462	(4)	(2,892)
Class II	(15,340)	(64,208)	20,087	(4)	(59,461)
Fees Paid Indirectly	(263)		263	(3)	-

Total net expenses	155,203	391,053	(4,139)		542,117

Net Investment Income	411,204	977,737	4,139		1,393,080

Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments	(365,267)	523,649	(20,626	) (5)	137,756
Net change in unrealized appreciation on investments	1,066,193	2,884,059	20,626	(5)	3,970,878

Net Realized and Unrealized Gain on Investments	700,926	3,407,708	-		4,108,634

Net Increase in Net Assets Resulting from Operations	$1,112,130	$4,385,445	$4,139		$5,501,714

(1) Represents adjustment to reflect advisory fee for the post reorganization entity of 45 basis points.

(2) Represents adjustment to reflect 12b-1 fees - Class II for the post reorganization entity.

(3) Represents elimination of duplicative costs.

(4) Represents adjustment to reflect expense limitation agreement of Ibbotson Portfolio for 12 months ended June 30, 2010.

(5) Investments in the target Portfolio that do not meet investment restrictions of the acquiring Portfolio have been adjusted to eliminate the position, with the estimated proceeds, net of estimated transaction costs, shown in Receivable for investments sold. Subsequent to the selling of these investments the acquiring Portfolio will reinvest the proceeds to meet the 80% ETF investment requirement currently prescribed for the acquiring Portfolio.

Ibbotson Growth ETF Asset Allocation Portfolio

Statement of Operations Pro Forma (unaudited)

For the 12 months ended June 30, 2010

	Calvert VP Lifestyle Aggressive Portfolio	Ibbotson Growth ETF Asset Allocation Portfolio	Pro Forma Adjustments		Pro Forma Combined Fund

Investment Income
Interest	$-	$390	$-		$390
Dividends	202,941	1,339,551	-		1,542,492

Total investment income	202,941	1,339,941	-		1,542,882

Expenses:
Investment advisory fee	45,293	256,761	(8,235	) (1)	293,819
12b-1 fees - Class II	-	116,173	20,588	(2)	136,761
Custodian fee	5,273	13,441	(5,273	) (3)	13,441
Professional fees	19,253	31,619	(19,253	) (3)	31,619
Trustees’ fees and expenses	1,228	11,674	(1,228	) (3)	11,674
Report to shareholder fees	328	9,216	(328	) (3)	9,216
Other	10,922	21,998	(10,922	) (3)	21,998

Total expenses before waiver	82,297	460,882	(24,651)		518,528
Less fees waived/reimbursed by investment advisor
Class I	-	(12,951)	1,865	(4)	(11,086)
Class II	(20,472)	(57,895)	21,092	(4)	(57,275)
Fees Paid Indirectly	(62)	-	62	(3)	-

Total net expenses	61,763	390,036	(1,632)		450,167

Net Investment Income	141,178	949,905	1,632		1,092,715

Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments	137,907	(249,725)	(47,161	) (5)	(158,979)
Net change in unrealized appreciation/(depreciation) on investments	(374,767)	4,455,730	47,161	(5)	4,128,124

Net Realized and Unrealized Gain/(Loss) on Investments	(236,860)	4,206,005	-		3,969,145

Net Increase/(Decrease) in Net Assets Resulting from Operations	$(95,682)	$5,155,910	$1,632		$5,061,860

(1) Represents adjustment to reflect advisory fee for the post reorganization entity of 45 basis points.

(2) Represents adjustment to reflect 12b-1 fees - Class II for the post reorganization entity.

(3) Represents elimination of duplicative costs.

(4) Represents adjustment to reflect expense limitation agreement of Ibbotson Portfolio for 12 months ended June 30, 2010.

(5) Investments in the target Portfolio that do not meet investment restrictions of the acquiring Portfolio have been adjusted to eliminate the position, with the estimated proceeds, net of estimated transaction costs, shown in Receivable for investments sold. Subsequent to the selling of these investments the acquiring Portfolio will reinvest the proceeds to meet the 80% ETF investment requirement currently prescribed for the acquiring Portfolio.

Ibbotson Income and Growth ETF Asset Allocation Portfolio

Average Net Assets (Pro Forma 6/30/10)	Fund	Class I	Class II
Calvert VP Lifestyle Conservative Portfolio	7,196,182	-	7,196,182
Ibbotson Income and Growth ETF Asset Allocation Portfolio	23,549,111	1,012,711	22,536,400

	30,745,293	1,012,711	29,732,582

Investment advisor fee prior to adjustments	145,550	0.47%
Investment advisor fee at 0.45%	138,354	0.45%

Difference	(7,196)

12b-1 fees - Class II prior to adjustments	56,341	0.25%
12b-1 fees - Class II at 0.25%	74,331	0.25%

Difference	17,990

Total Fund Expenses after Pro-Forma Adjustments	271,234
12b-1 fees - Class II at 0.25%	74,331

Total Fund Expenses after Pro-Forma Adjustments less 12b-1	196,903

Allocated By Class I	6,486	0.64%
Allocated By Class II	264,748	0.89%	0.25%

	271,234

Allowable Expenses	Exp Cap
Class I	4,861	0.48%
New Amount to Waive	(1,625)

Waived Amount prior to Pro Forma	(2,329)

Pro Forma Adjustment	704

	Exp Cap
Class II	217,048	0.73%
New Amount to Waive	(47,700)

Waived Amount prior to Pro Forma	(69,852)

Pro Forma Adjustment	22,152

Ibbotson Balanced ETF Asset Allocation Portfolio

Average Net Assets (Pro Forma 6/30/10)	Fund	Class I	Class II
Calvert VP Lifestyle Moderate Portfolio	20,693,455	-	20,693,455
Ibbotson Balanced ETF Asset Allocation Portfolio	54,767,778	3,500,178	51,267,600

	75,461,233	3,500,178	71,961,055

Investment advisor fee prior to adjustments	360,269	0.48%
Investment advisor fee at 0.45%	339,576	0.45%

Difference	(20,693)

12b-1 fees - Class II prior to adjustments	128,169	0.25%
12b-1 fees - Class II at 0.25%	179,903	0.25%

Difference	51,734

Total Fund Expenses after Pro-Forma Adjustments	604,470
12b-1 fees - Class II at 0.25%	179,903

Total Fund Expenses after Pro-Forma Adjustments less 12b-1	424,567

Allocated By Class I	19,693	0.56%
Allocated By Class II	584,777	0.81%	0.25%

	604,470

Allowable Expenses	Exp Cap
Class I	16,801	0.48%
New Amount to Waive	(2,892)

Waived Amount prior to Pro Forma	(4,354)

Pro Forma Adjustment	1,462

	Exp Cap
Class II	525,316	0.73%
New Amount to Waive	(59,461)

Waived Amount prior to Pro Forma	(79,548)

Pro Forma Adjustment	20,087

Ibbotson Growth ETF Asset Allocation Portfolio
Average Net Assets (Pro Forma 6/30/10)	Fund	Class I	Class II
Calvert VP Lifestyle Aggressive Portfolio	8,235,091	-	8,235,091
Ibbotson Growth ETF Asset Allocation Portfolio	57,058,000	10,588,800	46,469,200
	65,293,091	10,588,800	54,704,291

Investment advisor fee prior to adjustments	302,054	0.46%
Investment advisor fee at 0.45%	293,819	0.45%
Difference	(8,235)

12b-1 fees - Class II prior to adjustments	116,173	0.25%
12b-1 fees - Class II at 0.25%	136,761	0.25%
Difference	20,588

Total Fund Expenses after Pro-Forma Adjustments	518,528
12b-1 fees - Class II at 0.25%	136,761
Total Fund Expenses after Pro-Forma Adjustments less 12b-1	381,767
Allocated By Class I	61,912	0.58%
Allocated By Class II	456,616	0.83%	0.25%
	518,528

Allowable Expenses		Exp Cap
Class I	50,826	0.48%
New Amount to Waive	(11,086)
Waived Amount prior to Pro Forma	(12,951)
Pro Forma Adjustment	1,865
		Exp Cap
Class II	399,341	0.73%
New Amount to Waive	(57,275)
Waived Amount prior to Pro Forma	(78,367)
Pro Forma Adjustment	21,092

Financial Investors Variable Insurance Trust

Notes to Pro Forma Financial Statements

June 30, 2010 (unaudited)

1.  ORGANIZATION

Financial Investors Variable Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Delaware business trust by a Declaration of Trust dated July 26, 2000. The pro forma financial statements herein relate to three of the Trust’s ETF asset allocation portfolios which include the following: Ibbotson Income & Growth ETF Asset Allocation Portfolio, Ibbotson Balanced ETF Asset Allocation Portfolio, and Ibbotson Growth ETF Asset Allocation Portfolio (each an “Ibbotson Portfolio” or collectively the “Ibbotson Portfolios”). Each Ibbotson Portfolio offers Class I and Class II shares.

The Ibbotson Portfolios are investment vehicles for variable annuity contracts and variable life insurance policies. The Ibbotson Portfolios also may be used as investment vehicles for qualified pension and retirement plans and certain registered and unregistered separate accounts. Shares of the Ibbotson Portfolios are offered only to participating insurance companies and their separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies, and to qualified pension and retirement plans and registered and unregistered separate accounts. Shares are not offered to the general public.

2.  BASIS OF COMBINATION

The accompanying pro forma statements of assets and liabilities and schedules of investments are presented to show the effect of the proposed reorganization of Calvert VP Lifestyle Conservative Portfolio, Calvert VP Lifestyle Moderate Portfolio, and Calvert VP Lifestyle Aggressive (each a “Calvert Portfolio” or collectively the “Calvert Portfolios”) into the respective Ibbotson Portfolios as if the reorganization had taken place as of June 30, 2010. The pro forma statements of operations have been combined as if the reorganization had taken place as of July 1, 2009. The pro forma financial statements should be read in conjunction with each Ibbotson Portfolio’s and each Calvert Portfolio’s historical financial statements. Pro forma numbers are estimated in good faith and are hypothetical.

Under the terms of the Plan of Reorganization, the combination of the Ibbotson Portfolios and the Calvert Portfolios will be accounted for by the method of accounting for tax-free mergers of investment companies. The reorganization would be accomplished by an acquisition of the net assets of the Calvert Portfolios in exchange for shares of the Ibbotson Portfolios at net asset value.

The following notes refer to the accompanying pro forma financial statements of the above-mentioned reorganization of the Calvert Portfolios into the Ibbotson Portfolios.

3.  SECURITY VALUATION

The price of Ibbotson Portfolio shares and Calvert Portfolio shares (“net asset value”) is determined as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time), on each day the NYSE is open for business. Securities including exchange traded funds for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean between the last bid and asked price and are classified as level 1 of the fair value hierarchy. Securities for which quotations are not readily available are valued under procedures established by the Board of Trustees to determine fair value in good faith and would be classified as level 2 or 3 within the hierarchy. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value and are classified as level 2 of the hierarchy.

Various inputs are used in determining the value of each Portfolio’s investments as of the reporting period end. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Quoted prices in active markets for identical investments

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

All of the securities held in each Ibbotson Portfolio are categorized as of Level 1 securities as of June 30, 2010.

The following is a summary of the inputs used to value the Calvert Portfolios’ investments as of June 30, 2010:

Calvert VP Lifestyle Conservative Portfolio

	Valuation Inputs

Investments in Securities	Level 1	Level 2	Level 3	Total

Exchange traded funds	$8,071,687	—	—	$8,071,687

Other debt obligations	—	$150,993	—	150,993

TOTAL	$8,071,687	$150,993	—	$8,222,680

Calvert VP Lifestyle Moderate Portfolio

	Valuation Inputs

Investments in Securities	Level 1	Level 2	Level 3	Total

Exchange Traded Funds	$19,916,547	—	—	$19,916,547

Other Debt Obligations	—	$337,642	—	337,642

TOTAL	$19,916,547	$337,642	—	$20,254,189

Calvert VP Lifestyle Aggressive Portfolio

	Valuation Inputs

Investments in Securities	Level 1	Level 2	Level 3	Total

Exchange Traded Funds	$9,031,881	—	—	$9,031,881

TOTAL	$9,031,881	—	—	$9,031,881

4. FEDERAL INCOME TAXES

Each Ibbotson Portfolio and each Calvert Portfolio has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the reorganization, the Ibbotson Portfolios intend to continue to qualify as regulated investment companies by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	CALVERT VARIABLE PRODUCTS, INC.	PROXY
JOINT SPECIAL MEETING OF SHAREHOLDERS to be held April 15, 2011

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned, revoking previous proxies, hereby appoint(s) William M. Tartikoff, Esq., Ivy Wafford Duke, Esq., Lancelot A. King, Esq., and Andrew K. Niebler, Esq. and each of them separately, true and lawful attorneys with full power of substitution of each, and hereby authorizes them to represent and to vote all shares that the undersigned is entitled to vote or that are attributable to a variable annuity contract or variable life insurance policy owned by the undersigned at the Joint Special Meeting of Shareholders of Calvert VP Lifestyle Conservative Portfolio, Calvert VP Lifestyle Moderate Portfolio and Calvert VP Lifestyle Aggressive Portfolio, each of Calvert Variable Products, Inc., to be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on Friday, April 15, 2011, at 9:00 a.m. Eastern Time, and at any adjournment thereof (the “Meeting”) as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Meeting. Receipt of the Notice of Joint Special Meeting and the accompanying Prospectus/Proxy Statement is hereby acknowledged. IF NO SPECIFICATIONS ARE MADE FOR THIS PROPOSAL, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please date and sign exactly as the name appears on this Proxy. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. Corporate and partnership proxies should be signed by an authorized person. If shares are held jointly, each shareholder must sign.

Signature(s) (Title(s), if applicable)

,2011 Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the

Calvert Variable Products, Inc. Shareholder Meeting to Be Held on April 15, 2011.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/XXXXXXXX

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The Board of Directors recommends that you vote FOR the following Proposal:

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:    ¢

		FOR	AGAINST	ABSTAIN
1.

To approve the Agreement and Plan of Reorganization (the “Conservative Reorganization Plan”), providing for the transfer of all the assets of Calvert VP Lifestyle Conservative Portfolio, a series of Calvert Variable Products, Inc., to Ibbotson Income and Growth ETF Asset Allocation Portfolio, a series of Financial Investors Variable Insurance Portfolio, in exchange for Class II shares of the Ibbotson Income and Growth ETF Asset Allocation Portfolio and the assumption of all liabilities of Calvert VP Lifestyle Conservative Portfolio by the Ibbotson Income and Growth ETF Asset Allocation Portfolio. The Conservative Reorganization Plan also provides for distribution of these Class II shares of the Ibbotson Income and Growth ETF Asset Allocation Portfolio to the holders of Calvert VP Lifestyle Conservative Portfolio shares in liquidation and subsequent termination of the Calvert VP Lifestyle Conservative Portfolio.

		☐	☐	☐

2.	To consider and act upon any other business that may properly come before the Meeting.

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the

Calvert Variable Products, Inc. Shareholder Meeting to Be Held on April 15, 2011.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/XXXXXXXX

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The Board of Directors recommends that you vote FOR the following Proposals:

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:    ¢

		FOR	AGAINST	ABSTAIN
1.

To approve the Agreement and Plan of Reorganization (the “Moderate Reorganization Plan”), providing for the transfer of all the assets of Calvert VP Lifestyle Moderate Portfolio, a series of Calvert Variable Products, Inc., to Ibbotson Balanced ETF Asset Allocation Portfolio, a series of Financial Investors Variable Insurance Portfolio, in exchange for Class II shares of the Ibbotson Balanced ETF Asset Allocation Portfolio and the assumption of all liabilities of Calvert VP Lifestyle Moderate Portfolio by the Ibbotson Balanced ETF Asset Allocation Portfolio. The Moderate Reorganization Plan also provides for distribution of these Class II shares of the Ibbotson Balanced ETF Asset Allocation Portfolio to the holders of Calvert VP Lifestyle Moderate Portfolio shares in liquidation and subsequent termination of the Calvert VP Lifestyle Moderate Portfolio.

		☐	☐	☐

3.	To consider and act upon any other business that may properly come before the Meeting.

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the

Calvert Variable Products, Inc. Shareholder Meeting to Be Held on April 15, 2011.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/XXXXXXXX

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The Board of Directors recommends that you vote FOR the following Proposal:

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.   Example:    ¢

		FOR	AGAINST	ABSTAIN
1.

To approve the Agreement and Plan of Reorganization (the “Aggressive Reorganization Plan”), providing for the transfer of all the assets of Calvert VP Lifestyle Aggressive Portfolio, a series of Calvert Variable Products, Inc., to Ibbotson Growth ETF Asset Allocation Portfolio, a series of Financial Investors Variable Insurance Portfolio, in exchange for Class II shares of the Ibbotson Growth ETF Asset Allocation Portfolio and the assumption of all liabilities of Calvert VP Lifestyle Aggressive Portfolio by the Ibbotson Growth ETF Asset Allocation Portfolio. The Aggressive Reorganization Plan also provides for distribution of these Class II shares of the Ibbotson Growth ETF Asset Allocation Portfolio to the holders of Calvert VP Lifestyle Aggressive Portfolio shares in liquidation and subsequent termination of the Calvert VP Lifestyle Aggressive Portfolio.

		☐	☐	☐

2.	To consider and act upon any other business that may properly come before the Meeting.

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PART C

OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Article 8, Section 8.1 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any Trustee or officer. It states, in part, that no personal liability for any debt or obligation of the Trust shall attach to any Trustee of the Trust. Section 8.5 states that the Registrant shall indemnify any present or past Trustee, officer, employee, or agent of the Trust to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such trustee, director, officer, employee, or agent. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification, however, will not be provided in certain circumstances. These include, among others, instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular person involved.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

ITEM 16. EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

(1)	(a)	Declaration of Trust dated July 26, 2000 is incorporated by reference to Exhibit (a)(i) to Post-Effective Amendment No. 1 as filed with the Commission on April 2, 2008.

	(b)	Certificate of Trust dated July 26, 2000 is incorporated by reference to Exhibit (a)(ii) to Post-Effective Amendment No. 1 as filed with the Commission on April 2, 2008.

(2)		Bylaws of the Trust dated July 26, 2000 is incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 1 as filed with the Commission on April 2, 2008.

(3)		Not Applicable.

(4)		Form of Agreement and Plan of Reorganization by and between Registrant, on behalf of Ibbotson Growth ETF Asset Allocation Portfolio, Ibbotson Balanced ETF Asset Allocation Portfolio and Ibbotson Income and Growth ETF Asset Allocation Portfolio, and Calvert Variable Products, Inc., on behalf of Calvert VP Lifestyle Aggressive Portfolio, Calvert VP Lifestyle Moderate Portfolio, and Calvert VP Lifestyle Conservative Portfolio, filed herewith.

(5)		Provisions of instruments defining rights of security holders are contained in Articles 4 and 7 of the Declaration of Trust dated July 26, 2000 (incorporated herein by reference to Exhibit (1)(a) of this filing) and Article 2 of the Bylaws (incorporated herein by reference to Exhibit (2) of this filing).

(6)	(a)	Investment Advisory Agreement between the Trust and ALPS Advisers, Inc. (n/k/a ALPS Advisors, Inc.), dated December 7, 2006 is incorporated by reference to Exhibit (d)(i) to Post-Effective Amendment No. 1 as filed with the Commission on April 2, 2008.

	(b)	Investment Subadvisory Agreement among the Trust, ALPS Advisers, Inc. (n/k/a ALPS Advisors, Inc.), and Ibbotson Associates, Inc., dated March 14, 2007 is incorporated by reference to Exhibit (d)(ii) to Post-Effective Amendment No. 1 as filed with the Commission on April 2, 2008.

	(c)	Form of Fee Waiver Letter Agreement between ALPS Advisors, Inc. and Ibbotson Associates, Inc. dated April 30, 2010, is incorporated by reference to Exhibit (d)(iii) to Post-Effective Amendment No. 4 as filed with the Commission on April 1, 2010.

(7)	(a)	Distribution Agreement between the Trust and ALPS Distributors, Inc., dated December 7, 2006 is incorporated by reference to Exhibit (e)(i) to Post-Effective Amendment No. 1 as filed with the Commission on April 2, 2008.

	(b)	Form of Participation Agreement, is incorporated by reference to Exhibit (e)(ii) to Post-Effective Amendment No. 3 as filed with the Commission on January 13, 2010.

(8)		None.

(9)		Custodian Agreement between the Trust and the Bank of New York (n/k/a Bank of New York-Mellon), dated February 22, 2007 is incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 1 as filed with the Commission on April 2, 2008.

(10)	(a)	Class I Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 is incorporated by reference to Exhibit (m)(i) to Post-Effective Amendment No. 1 as filed with the Commission on April 2, 2008.

	(b)	Class II Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 is incorporated by reference to Exhibit (m)(ii) to Post-Effective Amendment No. 1 as filed with the Commission on April 2, 2008.

	(c)	Rule 18f-3 Plan, dated December 7, 2006 is incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 1 as filed with the Commission on April 2, 2008.

(11)		Opinion and Consent of Davis Graham & Stubbs LLP, with respect to the legality of the shares being issued, filed herewith.

(12)	(a)	Tax Opinion of Davis Graham & Stubbs LLP with respect to Ibbotson Growth ETF Asset Allocation Portfolio and Calvert VP Lifestyle Aggressive Portfolio, to be filed by subsequent amendment.

	(b)	Tax Opinion of Davis Graham & Stubbs LLP with respect to Ibbotson Balanced ETF Asset Allocation Portfolio and Calvert VP Lifestyle Moderate Portfolio, to be filed by subsequent amendment.

	(c)	Tax Opinion of Davis Graham & Stubbs LLP with respect to Ibbotson Income and Growth ETF Asset Allocation Portfolio and Calvert VP Lifestyle Conservative Portfolio, to be filed by subsequent amendment.

(13)	(a)	Transfer Agency and Service Agreement between the Trust and ALPS Fund Services, Inc., dated December 7, 2006 is incorporated by reference to Exhibit (h)(i) to Post-Effective Amendment No. 1 as filed with the Commission on April 2, 2008.

	(b)	Fund Accounting and Administration Agreement between the Trust and ALPS Fund Services, Inc., dated December 7, 2006 is incorporated by reference to Exhibit (h)(ii) to Post-Effective Amendment No. 1 as filed with the Commission on April 2, 2008.

	(c)	Share Purchase Agreement between the Trust and ALPS Fund Services, Inc. dated February 23, 2007 is incorporated by reference to Exhibit (l) to Pre-Effective Amendment No. 1 as filed with the Commission on March 14, 2007.

(14)	(a)	Consent of Deloitte & Touche LLP, filed herewith.

	(b)	Consent of [ ], to be filed by subsequent amendment.

(15)		None.

(16)		Powers of Attorney, filed herewith.

(17)	(a)	Trust Code of Ethics, dated December 7, 2006 is incorporated by reference to Exhibit (p)(i) to Form N-1A Registration Statement as filed with the Commission on December 8, 2006.

	(b)	ALPS Distributors, Inc. Code of Ethics, dated February 3, 2006 is incorporated by reference to Exhibit (p)(ii) to Form N-1A Registration Statement as filed with the Commission on December 8, 2006.

	(c)	ALPS Advisers, Inc. (n/k/a ALPS Advisors, Inc.) Code of Ethics, dated March 31, 2006 is incorporated by reference to Exhibit (p)(iii) to Form N-1A Registration Statement as filed with the Commission on December 8, 2006.

	(d)	Ibbotson Associates, Inc. Code of Ethics, dated February 1, 2005 and amended June 30, 2005 is incorporated by reference to Exhibit (p)(iv) to Form N-1A Registration Statement as filed with the Commission on December 8, 2006.

ITEM 17. UNDERTAKINGS

(1)            The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)            The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)            The undersigned Registrant agrees to file a post-effective amendment to this Registration Statement which will include the tax opinions required by Item 12.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the city of Denver, county of Denver and State of Colorado, on December 20, 2010.

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

By:	/s/ Thomas A. Carter
Thomas A. Carter
President & Chief Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ Thomas A. Carter Thomas A. Carter	Trustee, Chairman, President & Chief Executive Officer	December 20, 2010

/s/ Jeremy O. May Jeremy O. May	Chief Financial Officer & Treasurer	December 20, 2010

/s/ Mary K. Anstine* Mary K. Anstine	Trustee	December 20, 2010

/s/ Jeremy W. Deems* Jeremy W. Deems	Trustee	December 20, 2010

/s/ David M. Swanson* David M. Swanson	Trustee	December 20, 2010

/s/ Scott Wentsel* Scott Wentsel	Trustee	December 20, 2010

* Signature affixed by David T. Buhler pursuant to Powers of Attorney filed herewith.

EXHIBIT INDEX

Item Number		Item

(4)		Form of Agreement and Plan of Reorganization by and between Registrant and Calvert Variable Products, Inc.

(11)		Opinion and Consent of Davis Graham & Stubbs LLP as to the legality of the shares being issued.

(14)	(a)	Consent of Deloitte & Touche LLP.

(16)		Powers of Attorney.